File No. 811-5017 File No. 33-11466

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Post-Effective Amendment No. 39

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940	X
Amendment No. 39

W&R TARGET FUNDS, INC.

(Exact Name as Specified in Charter)

6300 Lamar Avenue, Overland Park, Kansas 66202-4200

(Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code (913) 236-2000

Kristen A. Richards, 6300 Lamar Avenue, Overland Park, Kansas 66202-4200

(Name and Address of Agent for Service)

It is proposed that this filing will become effective
_____	immediately upon filing pursuant to paragraph (b)
__X__	on April 30, 2005 pursuant to paragraph (b)
_____	60 days after filing pursuant to paragraph (a)(1)
_____	on (date) pursuant to paragraph (a)(1)
_____	75 days after filing pursuant to paragraph (a)(2)
_____	on (date) pursuant to paragraph (a)(2) of Rule 485
_____	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

DECLARATION REQUIRED BY RULE 24f-2 (a) (1)

         The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the Registrant's fiscal year ended December 31, 2004 was filed on March 23, 2005.

W&R TARGET FUNDS, INC.

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217

913-236-2000
888-WADDELL

May 1, 2005

PROSPECTUS

         W&R Target Funds, Inc. (Fund) is a management investment company, commonly known as a mutual fund, that has twenty separate Portfolios, each with separate objectives and investment policies.

Asset Strategy Portfolio seeks high total return over the long term.

Balanced Portfolio seeks, as a primary objective, current income, with a secondary objective of long-term appreciation of capital.

Bond Portfolio seeks a reasonable return with emphasis on preservation of capital.

Core Equity Portfolio seeks capital growth and income.

Dividend Income Portfolio seeks to provide income and long-term capital growth.

Global Natural Resources Portfolio seeks to provide long-term growth. Any income realized will be incidental.

Growth Portfolio seeks capital growth, with a secondary objective of current income.

High Income Portfolio seeks, as a primary objective, high current income, with a secondary objective of capital growth.

International Growth Portfolio seeks, as a primary objective, long-term appreciation of capital, with a secondary objective of current income.

International Value Portfolio seeks long-term capital growth.

Limited-Term Bond Portfolio seeks a high level of current income consistent with preservation of capital.

Micro Cap Growth Portfolio seeks long-term capital appreciation.

Mid Cap Growth Portfolio seeks to provide growth of your investment.

Money Market Portfolio seeks maximum current income consistent with stability of principal.

Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk.

Real Estate Securities Portfolio seeks total return through a combination of capital appreciation and current income.

Science and Technology Portfolio seeks long-term capital growth.

Small Cap Growth Portfolio seeks growth of capital.

Small Cap Value Portfolio seeks long-term accumulation of capital.

Value Portfolio seeks long-term capital appreciation.

This Prospectus contains concise information about the Fund of which you should be aware before applying for certain variable life insurance policies and variable annuity contracts (Policies) offered by Participating Insurance Companies. This Prospectus should be read together with the Prospectus for the particular Policy.

The Securities and Exchange Commission has not approved or disapproved the Fund's securities, or determined whether this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

An Overview of the Portfolios

Asset Strategy Portfolio

Objective

Asset Strategy Portfolio seeks high total return over the long term.

Principal Strategy

Asset Strategy Portfolio seeks to achieve its objective by allocating its assets among primarily stocks, bonds and short-term instruments.

  "Stocks" include equity securities of all types, although Waddell & Reed Investment Management Company (WRIMCO), the Fund's investment manager, typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Portfolio may invest in the securities of any size company.
  "Bonds" include all varieties of fixed-income instruments, such as corporate or U.S. government debt securities, with remaining maturities of more than three years. This investment type may include a significant amount, up to 35% of the Portfolio's total assets, of high yield/high risk bonds, or junk bonds, which include bonds rated BB and below by Standard & Poor's (S&P) and Ba and below by Moody's Investors Service (Moody's) or unrated bonds deemed by WRIMCO to be of comparable quality.
  "Short-term instruments" include all types of short-term securities with remaining maturities of three years or less, including higher quality money market instruments.
  Within each of these investment types, the Portfolio may invest all of its assets in domestic and/or foreign securities.

The Portfolio selects a mix which represents the way the Portfolio's investments will generally be allocated over the long term as indicated below. This mix will vary over shorter time periods as WRIMCO changes the Portfolio's holdings based on the current outlook for the different markets. These changes may be based on such factors as interest rate changes, security valuation levels and a rise in the potential for growth stocks.

Portfolio Mix
Stocks--70%	(can range from 0-100%)
Bonds--25%	(can range from 0-100%)
Short-Term--5%	(can range from 0-100%)

Principal Risks of Investing in the Portfolio

A variety of factors can affect the investment performance of Asset Strategy Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio
  WRIMCO's skill in evaluating and selecting securities for the Portfolio and in allocating the Portfolio's assets among different types of investments the mix of securities in the Portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy an increase in interest rates, which may cause the value of the Portfolio's fixed-income securities, especially bonds with longer maturities, to decline prepayment of higher-yielding bonds held by the Portfolio
  the earnings performance, credit quality and other conditions of the companies whose securities the Portfolio holds adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

Market risk for small or medium sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Additionally, stocks of smaller companies may experience volatile trading and price fluctuations.

Investments by the Portfolio in high yield/high risk bonds are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds.

As well, the Portfolio may invest up to 100% of its assets in foreign securities. Investing in foreign securities presents additional risks such as foreign currency fluctuations and political or economic conditions affecting foreign countries. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Portfolio's assets might be more volatile than would be the case with other investments.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Asset allocation funds are designed for investors who want to diversify among stocks, bonds and short-term instruments, in one fund. If you are looking for an investment that uses this technique in pursuit of high total return, Asset Strategy Portfolio may be appropriate for you. You should consider whether the Portfolio fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Asset Strategy Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance.

  The bar chart presents the average annual total returns since these shares were first offered and shows how performance has varied from year to year.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the total returns shown would be lower.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Chart of Year-by-Year Returns
as of December 31 each year

1996	6.05%
1997	14.01%
1998	9.95%
1999	22.96%
2000	22.53%
2001	-9.96%
2002	3.28%
2003	11.47%
2004	13.30%

In the period shown in the chart, the highest quarterly return was 16.01% (the fourth quarter of 1999) and the lowest quarterly return was -7.40% (the first quarter of 2001).

Average Annual Total Returns
as of December 31, 2004

			Life of
	1 Year	5 Years	Portfolio*

Shares of Asset Strategy
Portfolio (began on 05-01-1995)	13.30%	7.55%	9.44%
S&P 500 Index	10.88%	-2.32%	11.11%
Citigroup Broad
Investment Grade Index	4.48%	7.74%	7.31%
Citigroup Short-Term
Index for One Month Certificates
of Deposit	1.42%	2.99%	4.25%
Lipper Variable Annuity
Flexible Portfolio Funds
Universe Average	8.25%	3.04%	9.37%

The indexes shown are broad-based, securities market indexes that are unmanaged. The Lipper average is a composite of mutual funds with goals similar to that of the Portfolio.

*Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, index performance is calculated from April 30, 1995.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of Asset Strategy Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses	1.06%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$108	$337	$585	$1,294

Balanced Portfolio

Objectives

Balanced Portfolio seeks, as a primary objective, to provide current income to the extent that, in WRIMCO's opinion, market and economic conditions permit. As a secondary objective, the Portfolio seeks long-term appreciation of capital.

Principal Strategies

Balanced Portfolio invests primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions. In general, the Portfolio invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. The Portfolio owns common stocks in order to provide possible appreciation of capital and some dividend income. The Portfolio ordinarily invests at least 25% of its total assets in fixed-income securities. The Portfolio may also invest in foreign securities. Regarding its equity investments, the Portfolio invests primarily in medium to large, well-established companies that usually issue dividend-producing securities. The majority of the Portfolio's debt holdings are either U.S. government securities or investment grade corporate bonds, that include bonds rated BBB and higher by S&P or Baa and higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality. The Portfolio has no limitations on the range of maturities of the debt securities in which it may invest, nor on the size of companies in which it may invest. The Portfolio may also invest in foreign securities.

WRIMCO may look at a number of factors in selecting securities for the Portfolio. For equity investments, WRIMCO typically looks for undervalued companies whose asset value or earnings power, WRIMCO believes, is not reflected in the price of the stock. In selecting debt securities for the Portfolio, WRIMCO seeks high-quality securities with minimal credit risk.

Generally, in determining whether to sell an equity security or a debt security, WRIMCO uses the same analysis as identified above in order to determine if the equity security is still undervalued. In determining whether to sell a debt security, WRIMCO will consider whether the debt security continues to maintain its minimal credit risk. WRIMCO may also sell a security if the security ceases to produce income or to take advantage of more attractive investment opportunities and/or to raise cash.

Principal Risks of Investing in the Portfolio

A variety of factors can affect the investment performance of Balanced Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio
  WRIMCO's skill in evaluating and selecting securities for the Portfolio and in allocating the Portfolio's assets among different types of investments the mix of securities in the Portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy an issuer of a debt security or other fixed income obligation may not make payments on the security when due an increase in interest rates, which may cause the value of the Portfolio's fixed-income securities, especially bonds with longer maturities, to decline a decrease in interest rates, which may cause prepayment of higher yielding bonds held by the Portfolio as well as a decline in its income the earnings performance, credit quality and other conditions of the issuers whose securities the Portfolio holds adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Balanced Portfolio is designed for investors seeking current income and the potential for long-term appreciation of capital. You should consider whether the Portfolio fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Balanced Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance.

  The bar chart presents the average annual total returns and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the total returns shown would be lower.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Chart of Year-by-Year Returns
as of December 31 each year

1995	24.19%
1996	11.19%
1997	18.49%
1998	8.67%
1999	10.14%
2000	7.14%
2001	-5.94%
2002	-8.41%
2003	19.09%
2004	8.93%

In the period shown in the chart, the highest quarterly return was 9.64% (the third quarter of 1997) and the lowest quarterly return was -8.36% (the third quarter of 2002).

Average Annual Total Returns
as of December 31, 2004

	1 Year	5 Years	10 Years

Shares of Balanced
Portfolio	8.93%	3.67%	8.90%
S&P 500 Index	10.88%	-2.32%	12.08%
Citigroup Treasury/Government
Sponsored/Credit Index	4.35%	8.04%	7.84%
Lipper Variable Annuity Balanced
Funds Universe Average	8.55%	2.96%	9.27%

The indexes shown are broad-based, securities market indexes that are unmanaged. The Lipper average is a composite of mutual funds with goals similar to that of the Portfolio.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of Balanced Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.02%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$104	$325	$563	$1,248

Bond Portfolio

Objective

Bond Portfolio seeks a reasonable return with emphasis on preservation of capital.

Principal Strategies

Bond Portfolio seeks to achieve its objective by investing primarily in domestic, and to a lesser extent foreign, debt securities usually of investment grade, which includes bonds rated BBB and higher by S&P and Baa and higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality. The Portfolio will, under normal market conditions, invest at least 80% of its net assets in bonds, including corporate bonds and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio has no limitations regarding the maturity, duration or dollar weighted average of its holdings; the Portfolio may invest in debt securities with varying maturities and can invest in securities of companies of any size.

In selecting debt securities for the Portfolio, WRIMCO utilizes a top-down viewpoint at the outset by looking at broad economic and financial trends and then considers yield and relative safety of a security and, in the case of convertible securities, the possibility of capital growth. WRIMCO may also look at many other factors. These include the issuer's past, present and estimated future:

  financial strength
  cash flow
  management
  borrowing requirements
  responsiveness to changes in interest rates and business conditions

As well, WRIMCO considers the maturity of the obligation and the size or nature of the bond issue.

In general, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a holding if the issuer's financial strength weakens and/or the yield and relative safety of the security declines. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Portfolio

A variety of factors can affect the investment performance of Bond Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio an issuer of a debt security or other fixed income obligation may not make payments on the security or obligation when due an increase in interest rates, which may cause the value of the Portfolio's securities, especially bonds with longer maturities, to decline rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Portfolio, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates; may also cause a decrease in the Portfolio's income the earnings performance, credit quality and other conditions of the companies whose securities the Portfolio holds changes in the maturities of bonds owned by the Portfolio
  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Portfolio adverse bond and stock market conditions, sometimes in response to general market or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

In addition, although certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government, other U.S. government securities in which the Portfolio may invest are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

Investments in foreign securities also present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Bond Portfolio is designed for investors who primarily seek current income while also seeking to preserve investment principal. You should consider whether the Portfolio fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Bond Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance.

  The bar chart presents the average annual total returns and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the total returns shown would be lower.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Chart of Year-by-Year Returns
as of December 31 each year

1995	20.56%
1996	3.43%
1997	9.77%
1998	7.35%
1999	-1.44%
2000	9.83%
2001	7.47%
2002	8.98%
2003	4.18%
2004	3.88%

In the period shown in the chart, the highest quarterly return was 7.89% (the second quarter of 1995) and the lowest quarterly return was --2.45% (the second quarter of 2004).

Average Annual Total Returns
as of December 31, 2004

	1 Year	5 Years	10 Years

Shares of Bond Portfolio	3.88%	6.84%	7.26%
Citigroup Broad
Investment Grade Index	4.48%	7.74%	7.74%
Lipper Variable Annuity Corporate Debt
Funds A Rated Universe Average	4.22%	7.05%	7.21%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to that of the Portfolio.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of Bond Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.53%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	0.85%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Core Equity Portfolio

Objectives

Core Equity Portfolio seeks capital growth and income.

Principal Strategies

Core Equity Portfolio seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in equity securities, primarily in common stocks of large U.S. and foreign companies with dominant market positions in their industries. The Portfolio invests in securities that have the potential for capital appreciation, or that WRIMCO expects to resist market decline. Although the Portfolio typically invests in large companies, it may invest in securities of any size company.

WRIMCO attempts to select securities with growth and income possibilities by looking at many factors including a company's:

  profitability record
  history of improving sales and profits
  management
  leadership position in its industry
  stock price value
  dividend payment history
Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer the prospect of significant growth potential and/or continued dividend payments. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Portfolio

A variety of factors can affect the investment performance of Core Equity Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio the earnings performance, credit quality and other conditions of the companies whose securities the Portfolio holds
  WRIMCO's skill in evaluating and selecting securities for the Portfolio adverse stock and bond market conditions, sometimes in response to general market or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Core Equity Portfolio is designed for investors who seek capital growth and income. You should consider whether the Portfolio fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Core Equity Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance.

  The bar chart presents the average annual total returns and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the total returns shown would be lower.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Chart of Year-by-Year Returns
as of December 31 each year

1995	31.56%
1996	19.75%
1997	26.16%
1998	21.14%
1999	12.52%
2000	9.28%
2001	-14.91%
2002	-21.63%
2003	17.27%
2004	9.57%

In the period shown in the chart, the highest quarterly return was 16.54% (the second quarter of 1995) and the lowest quarterly return was -16.39% (the third quarter of 2002).

Average Annual Total Returns
as of December 31, 2004

	1 Year	5 Years	10 Years

Shares of Core Equity
Portfolio	9.57%	-1.31%	9.76%
S&P 500 Index	10.88%	-2.32%	12.08%
Lipper Variable Annuity Large-Cap
Core Funds Universe Average	8.59%	-2.88%	9.72%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to that of the Portfolio.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of Core Equity Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	1.01%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Dividend Income Portfolio

Objectives

Dividend Income Portfolio seeks to provide income and long-term capital growth.

Principal Strategies

Dividend Income Portfolio seeks to achieve its objectives by investing primarily in dividend-paying common stocks that WRIMCO believes also demonstrate favorable prospects for long-term capital growth. The Portfolio will, under normal market conditions, invest at least 80% of its net assets in dividend-paying equity securities, which may include without limitation dividend-paying common stocks, preferred stocks or convertible preferred stocks. Although the Portfolio invests primarily in large companies, it may invest in companies of any size. The Portfolio invests primarily in domestic securities but may also invest up to 25% of its total assets in foreign securities.

WRIMCO attempts to select securities by considering a company's ability to sustain, and potentially increase, its dividend payments. It also typically considers other factors, which may include the company's:

  established operating history
  competitive dividend yields
  profitability record
  history of improving sales and profits
  management
  leadership position in its industry
  stock price value

Generally, in determining whether to sell a security, WRIMCO considers many factors, including: changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, and changes in the relative market performance or appreciation possibilities offered by individual securities. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Portfolio

A variety of factors can affect the investment performance of Dividend Income Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio the mix of securities in the Portfolio's holdings, particularly the relative weightings in, and exposure to, different sectors of the economy adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline the earnings performance, credit quality and other conditions of the companies whose securities the Portfolio holds
  WRIMCO's skill in evaluating and selecting securities for the Portfolio

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Dividend Income Portfolio is designed for investors seeking income and long-term capital growth through a portfolio of primarily dividend-paying common stocks. You should consider whether the Portfolio fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Dividend Income Portfolio by showing changes in the Portfolio's performance and by showing how the Portfolio's average annual total return for the period shown compares with those of a broad measure of market performance.

  The bar chart presents the average annual total returns since these shares were first offered.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the total returns shown would be lower.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Chart of Year-by-Year Returns
as of December 31

2004	9.96%

In the period shown in the chart, the highest quarterly return was 9.28% (the fourth quarter of 2004) and the lowest quarterly return was --0.13% (the third quarter of 2004).

Average Annual Total Returns
as of December 31, 2004

	Life of
	1 Year	Portfolio*
Shares of Dividend Income
Portfolio (began on 12-30-03)	9.96%	9.96%
Russell 1000® Index	11.40%	11.40%
Lipper Variable Annuity Equity Income
Funds Universe Average	13.67%	13.67%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to that of the Portfolio.

*Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index (including income) are not available, index performance is calculated from December 31, 2003.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of Dividend Income Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees[1]	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.51%
Total Annual Portfolio Operating Expenses	1.46%

1The expense shown for Management Fees reflects the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Portfolio's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$149	$462	$797	$1,749

Global Natural Resources Portfolio

Objective

To provide long-term growth. Any income realized will be incidental.

Principal Strategies

Global Natural Resources Portfolio invests, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (including common stock, preferred stock and securities convertible into common stock) of companies of any size throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies.

For these purposes, "natural resources" generally include:

  precious metals (such as gold, silver and platinum);
  ferrous and nonferrous metals (such as iron, aluminum, copper and steel);
  strategic metals (such as uranium and titanium);
  fossil fuels and chemicals;
  forest products and agricultural commodities
  undeveloped real property

The Portfolio's subadvisor, Mackenzie Financial Corporation (MFC), uses an equity style that focuses on both growth and value. Companies targeted for investment have strong management and financial positions, adding balance with established low cost, low debt producers and positions that are based on anticipated commodity price trends. The Portfolio may have some emerging markets exposure in an attempt to achieve higher returns over the long-term.

Principal Risks of Investing in the Portfolio

A variety of factors can affect the investment performance of Global Natural Resources Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio. This is called management risk equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Portfolio shares at a time when the Portfolio is not performing as well as expected investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Portfolio's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays the risks of investing in foreign securities are more acute in countries with developing economies many of the companies in which the Portfolio may invest have relatively small market capitalizations. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk. Transaction costs of smaller-company stocks may also be higher than those of larger companies since the Portfolio can invest a significant portion of its assets in securities of companies principally engaged in natural resources activities, the Portfolio could experience wider fluctuations in value than funds with more diversified portfolios

Investing in natural resources can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments; and the cost assumed by natural resource companies in complying with environmental and safety regulations. Investing in physical commodities, such as gold, exposes the Portfolio to other risk considerations such as potentially severe price fluctuations over short periods of time and storage costs that exceed the custodial and/or brokerage costs associated with the Portfolio's other holdings.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Global Natural Resources Portfolio may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term. You should consider whether the Portfolio fits your particular investment objectives.

Performance

Global Natural Resources Portfolio has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table reflecting average annual returns.

See "Prior Performance of Related Funds" for information about the performance of a fund managed by Ivy Investment Management Company (IICO), an affiliate of WRIMCO, with a similar objective and strategy as Global Natural Resources Portfolio.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of Global Natural Resources Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.15%
Total Annual Portfolio Operating Expenses	1.40%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$143	$443

Growth Portfolio

Objectives

Growth Portfolio seeks capital growth, with current income as a secondary objective.

Principal Strategies

Growth Portfolio seeks to achieve its objectives by investing primarily in common stocks of U.S. and foreign companies. The Portfolio typically invests in companies having a market capitalization of at least $1 billion, although it may invest in companies of any size. The Portfolio generally emphasizes investments in the typically faster growing sectors of the economy, such as the technology, healthcare, financial services and consumer-oriented sectors.

In selecting securities for the Portfolio, WRIMCO utilizes a combination of quantitative and fundamental research. Quantitative research focuses on identifying companies with attractive growth, profitability and valuation measures. Fundamental research analyzes a specific company to examine its competitive position within its industry and to determine its growth expectations. A security may be sold when WRIMCO believes the company's growth and/or profitability characteristics are deteriorating, it no longer maintains a competitive advantage or more attractive investment opportunities arise.

Principal Risks of Investing in the Portfolio

A variety of factors can affect the investment performance of Growth Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline the earnings performance, credit quality and other conditions of the companies whose securities the Portfolio holds the mix of securities in the Portfolio, particularly the relative weightings in, and exposure to, different sectors and industries
  WRIMCO's skill in evaluating and selecting securities for the Portfolio

The Portfolio may invest, to a lesser degree, in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

Market risk for small and medium sized companies may be greater than that for large companies. Stocks of smaller companies, as well as stocks of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Growth Portfolio is designed for investors seeking long-term capital appreciation from investment in typically faster-growing companies and sectors of the economy. You should consider whether the Portfolio fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Growth Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance.

  The bar chart presents the average annual total returns and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the total returns shown would be lower.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Chart of Year-by-Year Returns
as of December 31 each year

1995	38.57%
1996	12.40%
1997	21.45%
1998	27.31%
1999	34.35%
2000	1.41%
2001	-14.34%
2002	-21.30%
2003	23.06%
2004	3.31%

In the period shown in the chart, the highest quarterly return was 22.48% (the fourth quarter of 1999) and the lowest quarterly return was -16.54% (the third quarter of 2001).

Average Annual Total Returns
as of December 31, 2004

	1 Year	5 Years	10 Years

Shares of Growth Portfolio	3.31%	-2.76%	10.89%
S&P 500 Index	10.88%	-2.32%	12.08%
Lipper Variable Annuity Large-Cap
Growth Funds Universe Average	8.04%	-7.58%	9.25%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to that of the Portfolio.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of Growth Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.69%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	1.00%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

High Income Portfolio

Objectives

High Income Portfolio seeks, as its primary objective, a high level of current income. As a secondary objective, the Portfolio seeks capital growth when consistent with its primary objective.

Principal Strategies

High Income Portfolio seeks to achieve its objectives by investing primarily in high-yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are, in the judgment of WRIMCO, consistent with the Portfolio's objectives. The Portfolio invests primarily in lower quality bonds, commonly called junk bonds, which include bonds rated BB and below by S&P and Ba and below by Moody's, or if unrated deemed by WRIMCO to be of comparable quality. The Portfolio may invest an unlimited amount of its total assets in junk bonds. The Portfolio may invest in bonds of any maturity and companies of any size.

The Portfolio may invest up to 20% of its total assets in common stocks in order to seek capital growth. The Portfolio emphasizes a blend of value and growth in its selection of common stocks. Value stocks are those which WRIMCO believes are currently selling below their true worth, while growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy.

WRIMCO may look at a number of factors in selecting securities for the Portfolio. These factors include the issuer's past, current and estimated future:

  financial strength
  growth of operating cash flows
  strength of management
  borrowing requirements
  responsiveness to changes in interest rates and business conditions

Generally, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example, WRIMCO may sell a holding if the issuer's financial strength declines, or is anticipated to decline, to an unacceptable level, or if management of the company weakens. WRIMCO may sell a security if the competitive conditions of a particular industry have increased and WRIMCO believes the Portfolio should, therefore, reduce its exposure to such industry. WRIMCO may also sell a security if, in its opinion, the price of the security has risen to fully reflect the issuer's improved creditworthiness and other investments with greater potential exist. WRIMCO may choose to sell an equity security if the issuer's growth potential has diminished. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Portfolio

A variety of factors can affect the investment performance of High Income Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio the earnings performance, credit quality and other conditions of the companies whose securities the Portfolio holds the susceptibility of junk bonds to greater risks of nonpayment or default, price volatility, and lack of liquidity compared to higher-rated bonds an increase in interest rates, which may cause the value of a bond, especially bonds with longer maturities, held by the Portfolio to decline the mix of securities in the Portfolio, particularly the relative weightings in, and exposure to, different sectors and industries changes in the maturities of bonds owned by the Portfolio
  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Portfolio adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

Investments in foreign securities also present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

High Income Portfolio is designed for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth when consistent with the objective of income. The Portfolio is not suitable for all investors. You should consider whether the Portfolio fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the High Income Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance.

  The bar chart presents the average annual total returns and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the total returns shown would be lower.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Chart of Year-by-Year Returns
as of December 31 each year

1995	18.19%
1996	12.46%
1997	14.04%
1998	1.95%
1999	4.22%
2000	-9.73%
2001	9.18%
2002	-2.02%
2003	19.74%
2004	9.86%

In the period shown in the chart, the highest quarterly return was 6.65% (the third quarter of 1997) and the lowest quarterly return was -6.38% (the third quarter of 1998).

Average Annual Total Returns
as of December 31, 2004

	1 Year	5 Years	10 Years

Shares of High Income
Portfolio	9.86%	4.90%	7.42%
Citigroup High Yield Market Index	10.79%	7.22%	8.46%
Lipper Variable Annuity High Current
Yield Funds Universe Average	9.84%	4.78%	6.95%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to that of the Portfolio.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of High Income Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.63%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	0.96%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$98	$306	$531	$1,178

International Growth Portfolio

(formerly, International Portfolio)

Objectives

International Growth Portfolio seeks, as a primary objective, long-term appreciation of capital. As a secondary objective, the Portfolio seeks current income.

Principal Strategies

International Growth Portfolio seeks to achieve its objectives by investing primarily in common stocks of foreign companies that WRIMCO believes have the potential for long-term growth represented by economic expansion within a country or region and represented by the restructuring and/or privatization of particular industries. The Portfolio emphasizes growth stocks which are securities of companies whose earnings WRIMCO believes are likely to grow faster than the economy. The Portfolio primarily invests in issuers of developed countries, and may invest in companies of any size.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in foreign securities and at least 65% of its total assets in issuers of at least three foreign countries. The Portfolio generally limits its holdings so that no more than 75% of its total assets are invested in issuers of a single foreign country.

WRIMCO may look at a number of factors in selecting securities for the Portfolio. These include:

  a company's growth and earnings potential
  management of the company
  industry position of the company
  strength of the industry
  applicable economic, market and political conditions of the country in which the company is located

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities of that type. For example, WRIMCO may sell a security if it believes the security no longer offers significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer's country. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Portfolio

A variety of factors can affect the investment performance of International Growth Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio changes in foreign exchange rates, which may affect the value of the securities the Portfolio holds the earnings performance, credit quality and other conditions of the issuers whose securities the Portfolio holds
  WRIMCO's skill in evaluating and selecting securities for the Portfolio adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, due to certain international monetary or political conditions, the Portfolio's assets may be more volatile than other investment choices.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

International Growth Portfolio is designed for investors seeking long-term appreciation of capital by investing primarily in securities issued by foreign companies. You should consider whether the Portfolio fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the International Growth Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance.

  The bar chart presents the average annual total returns and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the total returns shown would be lower.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Chart of Year-by-Year Returns
as of December 31 each year

1995	7.28%
1996	15.11%
1997	16.70%
1998	33.89%
1999	65.58%
2000	-23.66%
2001	-22.23%
2002	-18.15%
2003	24.90%
2004	14.00%

In the period shown in the chart, the highest quarterly return was 48.41% (the fourth quarter of 1999) and the lowest quarterly return was -16.85% (the third quarter of 2002).

Average Annual Total Returns
as of December 31, 2004

	1 Year	5 Years	10 Years

Shares of International Growth
Portfolio	14.00%	-7.10%	8.25%
Morgan Stanley Capital
International EAFE Index	20.25%	-1.14%	5.62%
Lipper Variable Annuity International
Growth Funds Universe Average	17.36%	-5.31%	5.95%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to that of the Portfolio.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of International Growth Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses	1.20%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$122	$381	$660	$1,455

International Value Portfolio

(formerly, International II Portfolio)

Objective

International Value Portfolio seeks long-term capital growth.

Principal Strategy

International Value Portfolio seeks to achieve its objective by investing primarily in equity securities of small, medium and large sized foreign companies and governmental agencies. The Portfolio primarily invests in common stock but may also invest in foreign investment-grade debt securities. Under normal market conditions, the Portfolio invests at least 80% of its net assets in foreign securities and at least 65% of its total assets in issuers of at least three foreign countries.

In selecting equity securities for the Portfolio, Templeton Investment Counsel, LLC, the Portfolio's investment subadvisor, performs a bottom-up company-by-company analysis, rather than focusing on a specific industry or economic sector. The subadvisor employs a long term approach and concentrates on the market price of a company relative to its view regarding the company's long-term earnings, asset value and cash flow potential. The subadvisor typically also considers a company's historical value measures, including price/earnings ratios, profit margins and liquidation value.

Generally, in determining whether to sell a security, the subadvisor uses the same type of analysis that it uses in buying securities. For example, the subadvisor may sell a security if it determines that the issuer's growth and/or profitability characteristics are deteriorating or the issuer no longer maintains a competitive advantage, more attractive investment opportunities arise, or to raise cash.

Principal Risks of Investing in the Portfolio

A variety of factors can affect the investment performance of International Value Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio changes in foreign currency exchange rates, which may affect the value of the securities the Portfolio holds the earnings performance, credit quality and other conditions of the companies whose securities the Portfolio holds adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline the subadvisor's skill in evaluating and selecting securities for the Portfolio

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Certain foreign securities may be less liquid (harder to sell) than many U.S. securities. This means the Portfolio may at times be unable to sell foreign securities at favorable prices. Accounting and disclosure standards differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, due to certain international monetary or political conditions, the Portfolio's assets may be more volatile than other investment choices.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have less certain growth prospects, limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

International Value Portfolio is designed for investors seeking long-term capital growth by investing primarily in securities issued by foreign companies. You should consider whether the Portfolio fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in International Value Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns compare with those of a broad measure of market performance. For periods prior to September 22, 2003, the performance shown below is the performance of the Advantus International Stock Portfolio which was reorganized as the W&R Target International II Portfolio (now known as International Value Portfolio) on September 22, 2003. The Portfolio would have substantially similar annual returns because the shares are invested in the same portfolio of securities and would differ only to the extent that the Portfolio has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the W&R Target International Value Portfolio. If those expenses were reflected, performance of the Portfolio would differ.

  The bar chart presents the average annual total returns and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the total returns shown would be lower.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Chart of Year-by-Year Returns
as of December 31 each year

1995	14.23%
1996	19.79%
1997	11.94%
1998	6.61%
1999	21.43%
2000	0.81%
2001	-11.21%
2002	-17.82%
2003	46.85%
2004	22.68%

In the period shown in the chart, the highest quarterly return was 25.19% (the second quarter of 2003) and the lowest quarterly return was -23.85% (the third quarter of 2002).

Average Annual Total Returns
as of December 31, 2004

	1 Year	5 Years	10 Years

Shares of International Value
Portfolio	22.68%	5.79%	10.14%
Morgan Stanley Capital
International EAFE Index	20.25%	-1.14%	5.62%
Morgan Stanley Capital
International All Country World
(excluding U.S.A.) Index	21.36%	0.02%	6.03%
Lipper Variable Annuity International
Core Funds Universe Average	17.94%	-2.32%	6.77%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to that of the Portfolio.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of International Value Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which the Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	1.19%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$121	$378	$654	$1,443

Limited-Term Bond Portfolio

Objective

Limited-Term Bond Portfolio seeks to provide a high level of current income consistent with preservation of capital.

Principal Strategies

Limited-Term Bond Portfolio seeks to achieve its objective by investing primarily in investment-grade debt securities of U.S. issuers, including U.S. government securities, corporate debt securities, collateralized mortgage obligations (CMOs) and other asset-backed securities. The Portfolio seeks to identify relative value opportunities between these sectors of the fixed-income market. Under normal market conditions, the Portfolio will invest at least 80% of its net assets in bonds with limited-term maturities; therefore the Portfolio seeks to maintain a dollar-weighted average portfolio maturity of not less than two years and not more than five years. The Portfolio may invest in companies of any size.

WRIMCO may look at a number of factors in selecting securities for the Portfolio, beginning with a review of broad economic and financial trends in the U.S. and world markets. This process aids in the determination of the economic fundamentals, which leads to sector allocation. Within a sector, WRIMCO considers:

  the security's current coupon
  the maturity of the security
  the relative value of the security
  the creditworthiness of the particular issuer (if not backed by the full faith and credit of the U.S. Treasury)
  prepayment risks for mortgage-backed securities and other debt securities with call provisions

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities, including review of the security's valuation and the issuer's creditworthiness. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Portfolio

A variety of factors can affect the investment performance of Limited-Term Bond Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio an increase in interest rates, which may cause the value of the Portfolio's securities, especially bonds with longer maturities, to decline bonds with longer maturities may perform better than limited-term bonds the earnings performance, credit quality and other conditions of the issuers whose securities the Portfolio holds prepayment of higher-yielding bonds and mortgage-backed securities held by the Portfolio
  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Portfolio adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

In addition, although certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government, other U.S. government securities in which the Portfolio may invest are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies are more likely to have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Limited-Term Bond Portfolio is designed for investors seeking a high level of current income consistent with preservation of capital. You should consider whether the Portfolio fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Limited-Term Bond Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance.

  The bar chart presents the average annual total returns and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the total returns shown would be lower.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Chart of Year-by-Year Returns
as of December 31 each year

1995	14.29%
1996	3.79%
1997	6.85%
1998	6.66%
1999	1.74%
2000	8.73%
2001	9.21%
2002	5.43%
2003	3.16%
2004	1.61%

In the period shown in the chart, the highest quarterly return was 5.36% (the second quarter of 1995) and the lowest quarterly return was --1.53% (the second quarter of 2004).

Average Annual Total Returns
as of December 31, 2004

	1 Year	5 Years	10 Years

Shares of Limited-Term
Bond Portfolio	1.61%	5.59%	6.08%
Citigroup 1-5 Years Treasury/Government
Sponsored/Credit Index	1.92%	6.27%	6.55%
Lipper Variable Annuity
Short-Intermediate Investment Grade
Debt Funds Universe Average	1.62%	5.15%	5.85%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to that of the Portfolio.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of Limited-Term Bond Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.12%
Total Annual Portfolio Operating Expenses	0.87%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$89	$278	$482	$1,073

Micro Cap Growth Portfolio

Objective

Micro Cap Growth Portfolio seeks long-term capital appreciation.

Principal Strategy

Micro Cap Growth Portfolio seeks to achieve its objective by investing primarily in equity securities of domestic companies whose market capitalizations are within the range of capitalizations of companies included in the Russell 2000® Growth Index (micro cap companies) at the time of purchase. The Portfolio primarily invests in common stock but may also invest in preferred stock and securities convertible into equity securities.

In selecting equity securities for the Portfolio, Wall Street Associates, the Portfolio's investment subadvisor, seeks to invest in securities of companies that it believes show sustainable earnings growth potential and improving profitability.

Generally, in determining whether to sell a security, the subadvisor uses the same type of analysis that it uses in buying securities. For example, the subadvisor may sell a security if it determines that the issuer's growth and/or profitability characteristics are deteriorating or the issuer no longer maintains a competitive advantage, more attractive investment opportunities arise, or to raise cash.

Principal Risks of Investing in the Portfolio

A variety of factors can affect the investment performance of Micro Cap Growth Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio potentially greater price volatility of the equity securities of micro cap companies held by the Portfolio adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline the earnings performance, credit quality and other conditions of the companies whose securities the Portfolio holds the mix of securities in the Portfolio, particularly the relative weightings in, and exposure to, different sectors and industries the impact of the Portfolio's investments in initial public offerings (IPOs)
  the subadvisor's skill in evaluating and selecting securities for the Portfolio

Market risk for small-sized companies may be greater than that for medium or large companies due to, among other factors, such companies' small size, limited product lines, limited access to financing sources and limited management depth. Stocks of smaller companies, as well as stocks of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Micro Cap Growth Portfolio is designed for investors seeking long-term capital appreciation from investments in faster-growing companies. You should consider whether the Portfolio fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in Micro Cap Growth Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns compare with those of a broad measure of market performance. For periods prior to September 22, 2003, the performance shown below is the performance of the Advantus Micro-Cap Growth Portfolio which was reorganized as the W&R Target Micro Cap Growth Portfolio on September 22, 2003. The Portfolio would have substantially similar annual returns because the shares are invested in the same portfolio of securities and would differ only to the extent that the Portfolio has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the W&R Target Micro Cap Growth Portfolio. If those expenses were reflected, performance of the Portfolio would differ.

  The bar chart presents the average annual total returns since these shares were first offered and shows how performance has varied from year to year.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the total returns shown would be lower.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Chart of Year-by-Year Returns
as of December 31 each year

1998	13.44%
1999	148.76%
2000	-21.05%
2001	-11.33%
2002	-43.64%
2003	54.41%
2004	10.05%

In the period shown in the chart, the highest quarterly return was 82.84% (the fourth quarter of 1999) and the lowest quarterly return was -34.64% (the third quarter of 2002).

Average Annual Total Returns
as of December 31, 2004

		Life of
	1 Year	5 Years	Portfolio*

Shares of Micro Cap Growth
Portfolio (began on 10-01-1997)	10.05%	-7.69%	7.08%
Russell 2000® Growth Index	14.30%	-3.54%	1.45%
Lipper Variable Annuity Small-Cap
Growth Funds Universe Average	11.63%	-2.51%	4.17%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to that of the Portfolio.

*Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index (including income) are not available, index performance is calculated from September 30, 1997.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of Micro Cap Growth Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.95%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.15%
Total Annual Portfolio Operating Expenses	1.35%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$137	$428	$739	$1,624

Mid Cap Growth Portfolio

Objective

To provide growth of your investment.

Principal Strategies

Mid Cap Growth Portfolio seeks to achieve its objective by investing primarily in common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Midcap® Growth Index and that WRIMCO believes offer above-average growth potential. Under normal market conditions, the Portfolio invests at least 80% of its net assets in mid cap securities.

In selecting companies, WRIMCO emphasizes a bottom-up approach and may look at a number of factors in its consideration of a security, such as:

  new or innovative products or services
  adaptive or creative management
  strong financial and operational capabilities to sustain growth market potential
  profit potential

Generally, in determining whether to sell a stock, WRIMCO uses the same type of analysis that it uses when buying stocks. For example, WRIMCO may sell a holding if the company no longer meets the desired capitalization range or if the company position weakens in the industry or market. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Portfolio

A variety of factors can affect the investment performance of Mid Cap Growth Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio the earnings performance, credit quality and other conditions of the companies whose securities the Portfolio holds adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline the mix of securities in the Portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the skill of WRIMCO in evaluating and selecting securities for the Portfolio

Market risk for medium sized companies may be greater than that for large companies. Medium sized companies may have limited financial resources and less experienced management compared to large companies. Stocks of medium sized companies may experience volatile trading and price fluctuations.

The Portfolio may invest, to a lesser extent, in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Mid Cap Growth Portfolio is designed for investors who are willing to accept greater risks than are present with many other mutual funds. The Portfolio is not intended for investors who desire assured income and conservation of capital. You should consider whether the Portfolio fits your particular investment objectives.

See "Prior Performance of Related Funds" for information about the performance of two funds, one managed by WRIMCO and one managed by IICO, each with a similar objective and strategy as Mid Cap Growth Portfolio.

Performance

Mid Cap Growth Portfolio has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table reflecting average annual returns.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of Mid Cap Growth Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.15%
Total Annual Portfolio Operating Expenses	1.25%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$127	$397

Money Market Portfolio

Objective

Money Market Portfolio seeks maximum current income consistent with stability of principal.

Principal Strategies

Money Market Portfolio seeks to achieve its objective by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities will be rated in one of the two highest categories by the requisite nationally recognized statistical rating organization (NRSRO), as defined in Rule 2a-7 of the Investment Company Act of 1940, as amended (Rule 2a-7), or if unrated, will be of comparable quality as determined by WRIMCO. The Portfolio seeks, as well, to maintain a net asset value (NAV) of $1.00 per share. The Portfolio maintains a dollar-weighted average maturity of 90 days or less, and the Portfolio invests only in securities with a remaining maturity of not more than 397 calendar days.

Principal Risks of Investing in the Portfolio

A variety of factors can affect the investment performance of Money Market Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Portfolio, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates; may also cause a decrease in the Portfolio's income an increase in interest rates, which can cause the value of the Portfolio's holdings, especially securities with longer maturities, to decline the credit quality and other conditions of the issuers whose securities the Portfolio holds the skill of WRIMCO in evaluating and managing the interest rate and credit risks of the Portfolio adverse bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Money Market Portfolio is designed for investors who are risk-averse and seek to preserve principal while earning current income and saving for short-term needs. You should consider whether the Portfolio fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Money Market Portfolio by showing changes in the Portfolio's performance from year to year and by showing the Portfolio's average annual total returns for the periods shown.

  The bar chart presents the average annual total returns and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the total returns shown would be lower.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Chart of Year-by-Year Returns
as of December 31 each year

1995	5.56%
1996	5.01%
1997	5.13%
1998	5.04%
1999	4.62%
2000	5.87%
2001	3.62%
2002	1.12%
2003	0.52%
2004	0.70%

Average Annual Total Returns
as of December 31, 2004

	1 Year	5 Years	10 Years

Shares of Money
Market Portfolio	0.70%	2.35%	3.70%

As of December 31, 2004 the 7-day yield was equal to 1.49%. Yields are computed by annualizing the average daily dividend per share during the time period for which the yield is presented.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.40%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.12%
Total Annual Portfolio Operating Expenses	0.77%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$79	$246	$428	$954

Mortgage Securities Portfolio

Objective

Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk.

Principal Strategy

Mortgage Securities Portfolio, under normal market conditions, at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in mortgage-related securities, including investment-grade securities representing interests in pools of mortgage loans, CMOs and stripped mortgage-backed securities. In selecting securities for investment by the Portfolio, the Portfolio's investment subadvisor, Advantus Capital Management, Inc. (Advantus Capital), considers factors such as prepayment risk, liquidity, credit quality and the type of loan and collateral underlying the security, as well as trends in economic conditions, interest rates and the mortgage market. The Portfolio expects that under normal circumstances the effective duration of its portfolio will range from one to seven years.

Principal Risks of Investing in the Portfolio

A variety of factors can affect the investment performance of Mortgage Securities Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio the performance, credit quality and other conditions of the companies whose securities the Portfolio holds an issuer of a mortgage-backed security or other fixed income obligation may not make payments on the security when due rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Portfolio, which in turn may result in the Portfolio's reinvestment of the proceeds in other securities with generally lower interest rates; and thus, a decrease in the Portfolio's income the value of a mortgage-backed security or other fixed income obligation may decline due to changes in market interest rates mortgage-related securities purchased by the Portfolio, including restricted securities determined by the subadvisor to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by the subadvisor adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

Because the Portfolio concentrates its investments in the mortgage and mortgage-finance industry, the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry.

In addition, although certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government, other U.S. government securities in which the Portfolio may invest are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Mortgage Securities Portfolio seeks to achieve its investment objective over longer rather than shorter periods of time, and is designed for investors seeking long-term focus. You should consider whether the Portfolio fits your particular investment objectives.

Performance

Mortgage Securities Portfolio has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table reflecting average annual total returns.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of Mortgage Securities Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which the Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.22%
Total Annual Portfolio Operating Expenses	0.97%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$99	$309	$536	$1,190

Real Estate Securities Portfolio

Objective

Real Estate Securities Portfolio seeks total return through a combination of capital appreciation and current income.

Principal Strategy

Real Estate Securities Portfolio invests, under normal market conditions, at least 80% of the Portfolio's net assets (exclusive of collateral received in connection with securities lending) primarily in real estate securities and real estate-related securities. "Real estate securities" include securities issued by issuers that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. "Real estate-related securities" include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry.

Most of the Portfolio's real estate securities portfolio will consist of securities issued by Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs. A REOC is a corporation that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs, but may engage also in related or unrelated businesses. In selecting securities for investment by the Portfolio, factors such as an issuer's financial condition, financial performance, quality of management, policies and strategies, real estate properties and competitive market condition are considered by the Portfolio's investment subadvisor, Advantus Capital. The Portfolio then invests in those issuers which Advantus Capital determines have potential for long-term sustainable growth in earnings, or those trading at discounts to the underlying value of assets owned.

Principal Risks of Investing in the Portfolio

A variety of factors can affect the investment performance of Real Estate Securities Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio the value of the Portfolio's investments may decrease due to a variety of factors related to the construction, development, ownership, financing, repair or servicing, or other events affecting the value of real estate, buildings or other real estate fixtures the value of the Portfolio's securities issued by real estate-related companies (as discussed in "Additional Information about Principal Investment Strategies and Risks" below) may be adversely affected by changes in the value of the underlying property the value of the Portfolio's securities issued by REITs may be affected if one or more REIT holdings were to lose their favorable tax status the value of the Portfolio's securities owned by REOCs may be affected by income streams derived from businesses other than real estate ownership adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

Because the Portfolio concentrates its investments in the real estate and real estate-related industries, the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Real Estate Securities Portfolio seeks to achieve its investment objective over longer rather than shorter periods of time, and is designed for investors seeking long-term focus. You should consider whether the Portfolio fits your particular investment objectives.

Performance

Real Estate Securities Portfolio has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table reflecting average annual total returns.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of Real Estate Securities Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.90%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.40%
Total Annual Portfolio Operating Expenses	1.55%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

Science and Technology Portfolio

Objective

Science and Technology Portfolio seeks long-term capital growth.

Principal Strategies

Science and Technology Portfolio seeks to achieve its objective by concentrating its investments primarily in the equity securities of U.S. and foreign science and technology companies. Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of science or technology companies or companies benefited by the application of scientific or technological discoveries. Science and technology companies are companies whose products, processes or services, in the opinion of WRIMCO, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. As well, the Portfolio may invest in companies that utilize science and/or technology to improve their existing business even though the business is not within the science and technology industries. The Portfolio may invest in companies of any size.

WRIMCO typically emphasizes growth potential in selecting stocks; that is, WRIMCO seeks companies in which earnings are likely to grow faster than the economy. WRIMCO may look at a number of factors in selecting securities for the Portfolio. These include the issuer's:

  growth potential
  earnings potential
  management
  industry position
  applicable economic and market conditions

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Portfolio

A variety of factors can affect the investment performance of Science and Technology Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio the mix of securities in the Portfolio, particularly the relative weightings in, and exposure to, different sectors of the science and technology industries the volatility of securities of science and technology companies due, in part, to the competitiveness of the industry rapid obsolescence of products or processes of companies in which the Portfolio invests government regulation in the science and technology industry the earnings performance, credit quality and other conditions of the companies whose securities the Portfolio holds
  WRIMCO's skill in evaluating and selecting securities for the Portfolio adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

Because the Portfolio concentrates its investments in science and technology companies, the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry.

Market risk for small to medium sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stocks of smaller companies may experience volatile trading and price fluctuations.

The Portfolio may invest, to a lesser extent, in foreign securities. Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Science and Technology Portfolio is designed for investors who seek long-term capital growth by investing in a portfolio that concentrates in securities of science and technology companies. This Portfolio is not suitable for all investors. You should consider whether the Portfolio fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Science and Technology Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance.

  The bar chart presents the average annual total returns since these shares were first offered and shows how performance has varied from year to year.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the total returns shown would be lower.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Chart of Year-by-Year Returns
as of December 31 each year

1998	46.05%
1999	174.66%*
2000	-21.15%
2001	-11.91%
2002	-23.99%
2003	30.46%
2004	16.25%

In the period shown in the chart, the highest quarterly return was 83.08% (the fourth quarter of 1999) and the lowest quarterly return was -19.39% (the second quarter of 2000).

*A substantial portion of the Portfolio's returns during the period is attributable to investments in IPOs. No assurance can be given that the Portfolio will continue to be able to invest in IPOs to the same extent or that future IPOs in which the Portfolio invests will have an equally beneficial impact on performance.

Average Annual Total Returns
as of December 31, 2004

			Life of
	1 Year	5 Years	Portfolio*

Shares of Science and Technology
Portfolio (began on 04-04-1997)	16.25%	-4.35%	18.53%
Goldman Sachs Technology
Industry Composite Index	2.91%	-15.90%	7.21%
Lipper Variable Annuity Specialty/
Miscellaneous Funds Universe Average	7.82%	-6.53%	6.45%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to that of the Portfolio.

*Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is calculated from March 31, 1997.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of Science and Technology Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.17%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$119	$372	$644	$1,420

Small Cap Growth Portfolio

(formerly, Small Cap Portfolio)

Objective

Small Cap Growth Portfolio seeks growth of capital.

Principal Strategies

Small Cap Growth Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of domestic and foreign companies whose market capitalizations are within the range of capitalizations of companies included in the Russell 2000® Growth Index (small cap stocks). The Portfolio emphasizes relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.

In selecting companies, WRIMCO seeks companies whose earnings, it believes, are likely to grow faster than the economy. WRIMCO may look at a number of factors regarding a company, such as:

  aggressive or creative management
  technological or specialized expertise
  new or unique products or services
  entry into new or emerging industries
  growth in earnings/growth in sales
  security size and liquidity

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Portfolio

A variety of factors can affect the investment performance of Small Cap Growth Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio the earnings performance, credit quality and other conditions of the companies whose securities the Portfolio holds the mix of securities in the Portfolio, particularly the relative weightings in, and exposure to, different sectors and industries
  WRIMCO's skill in evaluating and selecting securities for the Portfolio adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

Market risk for small sized companies may be greater than the market risk for medium to large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies may also experience volatile trading and price fluctuations.

Due to the nature of the Portfolio's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Portfolio may be subject to the following additional risks:

  products offered may fail to sell as anticipated
  a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry the company may never achieve profitability
  economic, market and technological factors may cause the new industry to lose favor with the public

The Portfolio may invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Small Cap Growth Portfolio is designed for investors willing to accept greater risks than are present with many other mutual funds. It is not intended for those investors who desire income and conservation of capital. You should consider whether the Portfolio fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Small Cap Growth Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance.

  The bar chart presents the average annual total returns and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the total returns shown would be lower.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Chart of Year-by-Year Returns
as of December 31 each year

1995	32.32%
1996	8.50%
1997	31.53%
1998	10.87%
1999	52.23%
2000	-12.35%
2001	-1.93%
2002	-21.79%
2003	35.77%
2004	14.29%

In the period shown in the chart, the highest quarterly return was 38.46% (the fourth quarter of 1999) and the lowest quarterly return was -21.73% (the third quarter of 2001).

Average Annual Total Returns
as of December 31, 2004

	1 Year	5 Years	10 Years

Shares of Small Cap Growth
Portfolio	14.29%	0.85%	12.77%
Russell 2000® Growth Index	14.30%	-3.54%	7.11%
Lipper Variable Annuity Small-Cap
Growth Funds Universe Average	11.63%	-2.51%	8.92%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to that of the Portfolio.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of Small Cap Growth Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.17%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$119	$372	$644	$1,420

Small Cap Value Portfolio

Objective

Small Cap Value Portfolio seeks long-term accumulation of capital.

Principal Strategy

Small Cap Value Portfolio seeks to achieve its objective by investing primarily in various types of equity securities of small capitalization companies. Under normal market conditions, at least 80% of the Portfolio's total assets (exclusive of collateral received in connection with securities lending) will be invested, at the time of purchase, in common stocks of small capitalization domestic companies and foreign issuers that are publicly traded in the United States. Although a universal definition of small capitalization companies does not exist, the Portfolio generally defines small capitalization companies as those whose market capitalizations are within the range of capitalizations of companies in the Russell 2000® Value Index (small cap companies). These equity securities will consist primarily of value common stocks but may also include preferred stock and securities convertible into equity securities. The Portfolio's purchase of equity securities may include common stocks that are part of initial public offerings.

In selecting equity securities for the Portfolio, BlackRock Financial Management, Inc. (BlackRock), the Portfolio's investment subadvisor, searches for those companies that appear to be undervalued or trading below their true worth and examines such features as the company's financial condition, business prospects, competitive position and business strategy. The subadvisor looks for companies that appear likely to come back into favor with investors, for reasons that may include, for example, good prospective earnings, strong management teams or new products or services. The Portfolio may also invest in other securities, such as large cap stocks or growth stocks.

The Portfolio will typically sell a stock when it reaches an acceptable price, its fundamental factors have changed or it has performed below the subadvisor's expectations. The subadvisor may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Portfolio

A variety of factors can affect the investment performance of Small Cap Value Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio equity securities of small capitalization companies may be subject to greater price volatility due to, among other thins, such companies' small size, limited product lines, limited access to financing sources and limited management depth the value of a security believed by the Portfolio's investment subadvisor to be undervalued may never reach what the investment subadvisor believes is its full value, or such security's value may decrease the mix of securities in the Portfolio, particularly the relative weightings in, and exposure to, different sectors and industries the earnings performance, credit quality and other conditions of the companies whose securities the Portfolio holds the subadvisor's skill in evaluating and selecting securities for the Portfolio adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies, as well as stocks of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations.

Due to the nature of the Portfolio's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Portfolio may be subject to the following additional risks:

  products offered may fail to sell as anticipated
  a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry the company may never achieve profitability
  economic, market and technological factors may cause the new industry to lose favor with the public

The Portfolio may invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Small Cap Value Portfolio is designed for investors seeking long-term accumulation of capital. You should consider whether the Portfolio fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in Small Cap Value Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns compare with those of a broad measure of market performance. For periods prior to September 22, 2003, the performance shown below is the performance of the Advantus Small Company Value Portfolio which was reorganized as the W&R Target Small Cap Value Portfolio on September 22, 2003. The Portfolio would have substantially similar annual returns because the shares are invested in the same portfolio of securities and would differ only to the extent that the Portfolio has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the W&R Target Small Cap Value Portfolio. If those expenses were reflected, performance of the Portfolio would differ.

  The bar chart presents the average annual total returns since these shares were first offered and shows how performance has varied from year to year.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the total returns shown would be lower.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Chart of Year-by-Year Returns
as of December 31 each year

1998	-6.75%
1999	-3.07%
2000	28.00%
2001	15.58%
2002	-19.98%
2003	49.48%
2004	15.02%

In the period shown in the chart, the highest quarterly return was 22.17% (the second quarter of 2003) and the lowest quarterly return was -27.13% (the third quarter of 2002).

Average Annual Total Returns
as of December 31, 2004

			Life of
	1 Year	5 Years	Portfolio*

Small Cap Value
Portfolio (began on 10-01-1997)	15.02%	15.27%	9.11%
Russell 2000® Value Index	22.25%	17.29%	10.64%
Lipper Variable Annuity Small-Cap
Value Funds Universe Average	20.66%	16.04%	9.81%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to that of the Portfolio.

*Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is calculated from September 30, 1997.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of Small Cap Value Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.13%
Total Annual Portfolio Operating Expenses	1.23%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$125	$390	$676	$1,489

Value Portfolio

Objective

Value Portfolio seeks long-term capital appreciation.

Principal Strategies

Value Portfolio seeks to achieve its objective by investing in the common stocks of U.S. and foreign companies. The Portfolio seeks to invest in stocks that are, in the opinion of WRIMCO, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Portfolio typically invests in largely capitalized companies, it may invest in securities of any size company.

Principal Risks of Investing in the Portfolio

A variety of factors can affect the investment performance of Value Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio the value of a security believed by WRIMCO to be undervalued may never reach what WRIMCO believes is its full value, or such security's value may decrease the earnings performance, credit quality and other conditions of the companies whose securities the Portfolio holds
  WRIMCO's skill in evaluating and selecting securities for the Portfolio adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

The value of foreign securities may be subject to greater volatility than domestic securities due to factors such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Value Portfolio is designed for investors who seek long-term capital appreciation. You should consider whether the Portfolio fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Value Portfolio by showing changes in the Portfolio's performance and by showing how the Portfolio's average annual total return for the period shown compares with those of a broad measure of market performance.

  The bar chart presents the average annual total returns since these shares were first offered and shows how performance has varied from year to year.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the total returns shown would be lower.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Chart of Year-by-Year Returns
as of December 31 each year

2002	-12.70%
2003	25.11%
2004	14.70%

In the period shown in the chart, the highest quarterly return was 12.95% (the fourth quarter of 2003) and the lowest quarterly return was -12.95% (the third quarter of 2002).

Average Annual Total Returns
as of December 31, 2004

		Life of
	1 Year	Portfolio*

Shares of Value
Portfolio (began on 05-01-2001)	14.70%	6.92%
Russell 1000® Value Index	16.48%	5.64%
Lipper Variable Annuity Large-Cap
Value Funds Universe Average	11.53%	2.53%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to that of the Portfolio.

*Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index (including income) are not available, index performance is calculated from April 30, 2001.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of Value Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	1.03%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$105	$328	$569	$1,259

Additional Information about Principal Investment Strategies and Risks

Investment Objectives, Principal Strategies and Other Investments

Asset Strategy Portfolio: The Portfolio seeks to achieve its objective of high total return over the long term by allocating its assets primarily among a diversified portfolio of stocks, bonds, and short-term instruments. There is no guarantee, however, that the Portfolio will achieve its objective.

Allocating assets among different types of investments allows the Portfolio to take advantage of opportunities wherever they may occur, but also subjects the Portfolio to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate due to changes in interest rates and due to the credit quality of the issuer.

WRIMCO regularly reviews the Portfolio's allocation of assets and makes changes to favor investments that it believes provide the best opportunity to achieve the Portfolio's objective. Although WRIMCO uses its expertise and resources in choosing investments and in allocating assets, WRIMCO's decisions may not always be beneficial to the Portfolio.

Generally, the mix of assets in the Portfolio will change from time to time depending on WRIMCO's assessment of the market for each investment type. The range and approximate percentage of the mix for each investment type, as a percentage of total assets of the Portfolio, are listed below. Some types of investments, such as indexed securities, may fall into more than one asset class. The Portfolio may also invest a significant portion, up to 100%, of its assets in foreign securities.

Portfolio Mix	Range
Stocks--70%	0-100%
Bonds--25%	0-100%
Short-Term--5%	0-100%

WRIMCO tries to balance the Portfolio's investment risks against potentially higher total returns by reducing the stock allocation during stock market down cycles and typically increasing the stock allocation during periods of strongly positive market performance. WRIMCO makes asset shifts gradually over time. WRIMCO considers various factors when it decides to sell a security, such as an individual security's performance and/or if it is an appropriate time to vary the Portfolio's mix.

The Portfolio may also seek to reduce or hedge the risks on investing in certain gold related securities by investing in options on gold or in futures contracts in gold.

As a defensive measure, the Portfolio may increase its holdings in bonds or short-term instruments when WRIMCO believes that there is a potential bear market, prolonged downturn in stock prices or significant loss in stock value; the Portfolio may also invest in derivative instruments for both defensive and speculative purposes. WRIMCO may, as a temporary defensive measure, invest up to all of the Portfolio's assets in:

  money market instruments rated in one of the two highest rating categories by the requisite nationally recognized statistical rating organization ("NRSRO") or, if unrated, judged by WRIMCO to be of comparable quality precious metals

Although WRIMCO may seek to preserve appreciation in the Portfolio by taking a temporary defensive position, doing so may prevent the Portfolio from achieving its investment objective.

Risks. An investment in Asset Strategy Portfolio is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Low-Rated Securities Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the Statement of Additional Information (SAI).

Balanced Portfolio: The Portfolio seeks to achieve its primary objective of providing current income, and its secondary objective of long-term appreciation of capital, by investing primarily in a diversified mix of stocks, debt securities and short-term instruments, depending on market conditions. There is no guarantee, however, that the Portfolio will achieve its objectives.

The Portfolio typically purchases securities due to the dividends or interest payable and/or a likely increase in value. In general, the Portfolio invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. The Portfolio owns common stocks in order to provide possible appreciation of capital and some dividend income. The Portfolio may also invest in convertible securities. The Portfolio ordinarily invests at least 25% of its total assets in fixed-income securities.

In its equity investments, the Portfolio invests primarily in medium to large, well-established companies, that typically issue dividend producing securities. The majority of the Portfolio's debt holdings are either U.S. government securities or investment grade corporate bonds, that include bonds rated BBB and higher by S&P or Baa and higher by Moody's or, if unrated, deemed by the investment advisor to be of comparable quality. The Portfolio has no limitations on the range of maturities of debt securities in which it may invest. The Portfolio may also invest in foreign securities.

WRIMCO may look at a number of factors in selecting securities for the Portfolio. For equity investments, it may emphasize a blend of value and growth potential. For value securities, WRIMCO looks for undervalued companies whose asset value or earnings power is not reflected in the price of their stock. In selecting growth securities, it seeks to identify securities whose earnings are likely to grow faster than the economy. In selecting debt securities for the Portfolio, WRIMCO seeks high-quality securities with minimal credit risk.

Generally, in determining whether to sell an equity security, WRIMCO uses a similar analysis that it uses when buying securities in order to determine if the equity security is still undervalued or has ceased to offer the desired growth potential. In determining whether to sell a debt security, WRIMCO considers whether the debt security continues to maintain minimal credit risk. WRIMCO may also sell a security if the security ceases to produce income or otherwise to take advantage of attractive investment opportunities and/or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in debt securities that may be considered equivalent to owning cash because of their safety and liquidity. By taking a temporary defensive position, the Portfolio may not achieve its investment objectives.

Risks. An investment in Balanced Portfolio is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Portfolio may invest, is provided in the SAI.

Bond Portfolio: The Portfolio seeks to achieve its objective of a reasonable return with emphasis on preservation of capital by investing primarily in a diversified portfolio of debt securities of higher quality, and, to a lesser extent, non-investment grade securities, convertible securities and debt securities with warrants attached. The Portfolio may use various techniques, such as investing in put bonds, to manage the duration of its holdings. As a result, as interest rates rise the duration, or price sensitivity to rising interest rates, of the Portfolio's holdings will typically decline. There is no guarantee, however, that the Portfolio will achieve its objective.

The Portfolio may invest, to a limited extent, in junk bonds, which are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher rated bonds. The Portfolio may also invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

When WRIMCO believes that a defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take a number of actions. The Portfolio may sell longer-term bonds and invest the proceeds in shorter-term bonds or money market instruments. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Risks. An investment in Bond Portfolio is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Low-rated Securities Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Portfolio may invest, is provided in the SAI.

Core Equity Portfolio: The Portfolio seeks to achieve its objectives of providing capital growth and income by primarily investing, during normal market conditions, in common stocks of large, high-quality U.S., and to a lesser extent foreign, companies that are well known, have been consistently profitable and have dominant market positions in their industries. It is possible that the universe of appropriate income-producing stocks may be limited and may, from time to time, decrease. There is no guarantee, however, that the Portfolio will achieve its objectives.

When WRIMCO views stocks with high yields as less attractive than other common stocks, the Portfolio may hold lower-yielding common stocks because of their prospects for appreciation.

When WRIMCO believes that a temporary defensive position is desirable, WRIMCO may take certain steps with respect to all of the Portfolio's assets, including any one or more of the following:

  hold cash, commercial paper, certificates of deposit or other short-term investments invest in debt securities (including short-term U.S. government securities)
  invest in convertible preferred stock

By taking a temporary defensive position the Portfolio may not achieve its investment objectives.

Risks. An investment in Core Equity Portfolio is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Market Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Portfolio may invest, is provided in the SAI.

Dividend Income Portfolio: The Portfolio seeks to achieve its objectives of income and long-term capital growth by investing primarily in dividend-paying common stocks that WRIMCO believes also demonstrate favorable prospects for long-term capital growth. There is no guarantee, however, that the Portfolio will achieve its objectives.

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying securities.

For federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 15% for noncorporate shareholders. As a result of changes made by the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders is taxed as net capital gain. Although the only shareholders of the Portfolio are the Participating Insurance Companies and their separate accounts and the Policyowners are not directly affected by the tax consequences to the Portfolio, WRIMCO believes that the tax treatment of the qualified dividend income may benefit companies that regularly issue dividends.

Although the Portfolio invests primarily in domestic securities, it may also invest up to 25% of its total assets in foreign securities.

While the Portfolio invests primarily in dividend-paying equity securities, it may also invest up to 20% of its net assets in debt securities in seeking to achieve its objectives. To the extent the Portfolio invests in debt securities, the Portfolio intends to primarily invest in investment grade debt securities, which include securities rated BBB and higher by Standard & Poor's or Baa and higher by Moody's Investors Service or, if unrated, judged by WRIMCO to be of comparable quality.

At times, when WRIMCO believes that a temporary defensive position is desirable or to achieve income, the Portfolio may invest up to all of its assets in debt securities including short-term cash equivalent securities. By taking a temporary defensive position, the Portfolio may not achieve its objectives.

Risks. An investment in Dividend Income Portfolio is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Portfolio may invest, is provided in the SAI.

Global Natural Resources Portfolio: The Portfolio seeks to achieve its objective of long-term growth by investing primarily in the equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities or that supply goods and services to such companies. There is no guarantee, however, that the Portfolio will achieve its objective.

The Portfolio's subadvisor, MFC, targets, for investment, well-managed companies that are expected to increase shareholder value through successful exploration and development of natural resources, balancing the Portfolio's holdings with low cost, low debt producers that have outstanding asset bases, and positions that are based on anticipated commodity price trends. MFC places additional emphasis on sectors that are out of favor but appear to offer the most significant recovery potential over a one to three year period. MFC systematically reviews its investment decisions and may allow cash reserves to build up when valuations seem unattractive. MFC attempts to minimize risk through diversifying the Portfolio's holdings by commodity, country, issuer, and market capitalization of companies.

The Portfolio may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements). The use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgment of MFC as to certain market movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used.

The Portfolio may from time to time take a temporary defensive position, and invest without limitation in U.S. government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Portfolio may not achieve its investment objective.

The Portfolio may invest in precious metals and other physical commodities. Commodities trading is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Portfolio's investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for precious metals and other commodities are likely to be volatile, and there may be sharp price fluctuations even during periods when prices overall are rising. The Portfolio may also pay more to store and accurately value its commodity holdings than it does with its other portfolio investments.

Risks. An investment in Global Natural Resources Portfolio is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Diversification Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Portfolio may invest, is provided in the SAI.

Growth Portfolio: The Portfolio seeks to achieve its primary objective of capital growth and its secondary objective of current income by investing primarily in a diversified portfolio of common stocks of large to medium U.S., and to a lesser extent foreign, companies. Generally, the Portfolio may invest in a wide range of marketable securities that, in WRIMCO's opinion, are high-quality, industry-leading companies that are thought to possess sustainable competitive advantages. There is no guarantee, however, that the Portfolio will achieve its objectives.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or fixed-income securities or in common stocks chosen for their relative stability rather than for their growth potential. By taking a defensive position, the Portfolio may not achieve its investment objective.

Risks. An investment in Growth Portfolio is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Portfolio may invest, is provided in the SAI.

High Income Portfolio: The Portfolio seeks to achieve its primary objective of a high level of current income, and its secondary objective of capital growth, when consistent with its primary objective, by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, the risks of which are, in the judgment of WRIMCO, consistent with the Portfolio's objectives. There is no guarantee, however, that the Portfolio will achieve its objectives.

The Portfolio primarily owns debt securities and may own bonds with varying maturities; however, it may also own, to a lesser degree, preferred stocks, common stocks and convertible securities. In general, the high income that the Portfolio seeks is paid by debt securities rated in the lower rating categories of the established rating services or unrated securities that are determined by WRIMCO to be of comparable quality; these include securities rated BBB or lower by S&P, or Baa or lower by Moody's. Lower-quality debt securities (which include junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The Portfolio limits its acquisition of common stocks so that no more than 20% of its total assets will consist of common stocks and no more than 10% of its total assets will consist of non-dividend paying common stocks.

The Portfolio may invest an unlimited amount of its assets in foreign securities. At this time, however, the Portfolio does not intend to invest a significant amount of its assets in foreign securities.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, it may take any one or more of the following steps with respect to the assets in the Portfolio:

  shorten the average maturity of the Portfolio's debt holdings hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)
  emphasize investment-grade debt securities

By taking a temporary defensive position in any one or more of these manners, the Portfolio may not achieve its investment objectives.

Risks. An investment in High Income Portfolio is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Low-rated Securities Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Portfolio may invest, is provided in the SAI.

International Growth Portfolio: The Portfolio seeks to achieve its primary objective of long-term capital appreciation and its secondary objective of current income by investing primarily in a diversified portfolio of common stocks of growth-oriented foreign issuers. Growth securities are those whose earnings, WRIMCO believes, are likely to have strong growth over several years. The Fund may invest in any geographic area and within various sectors. There is no guarantee, however, that the Portfolio will achieve its objectives.

The Portfolio may also invest, to a lesser extent, in preferred stocks and debt securities. The debt securities may be of any maturity and will typically be investment grade.

The Portfolio may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed income market movements). The use of such derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgment of the Portfolio's investment manager as to certain market movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used.

When WRIMCO believes that a temporary defensive position is desirable, it may invest up to all of the Portfolio's assets in debt securities including commercial paper or short-term U.S. government securities and/or preferred stocks; it may avoid investment in volatile emerging markets and increase investments in more stable, developed countries and industries; it may use forward currency contracts to hedge specific foreign currencies; and it may also invest up to all of the Portfolio's assets in domestic securities. By taking a temporary defensive position, the Portfolio may not achieve its investment objectives.

Risks. An investment in International Growth Portfolio is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Portfolio may invest, is provided in the SAI.

International Value Portfolio: The Portfolio seeks to achieve its objective of long-term capital growth by investing primarily in equity securities of small, medium and large sized foreign companies and governmental agencies. The Portfolio may invest in securities of companies or governments in developed foreign markets or in developing or emerging markets. There is no guarantee, however, that the Portfolio will achieve its objective.

Equity securities generally entitle the holder to participate in a company's general operating results and include common stock, preferred stock, warrants or rights to purchase such securities. Under normal market conditions, the Portfolio invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in equity securities. In selecting equity securities for the Portfolio, the subadvisor performs a bottom-up, company-by-company analysis, rather than focusing on a specific industry or economic sector. The subadvisor concentrates primarily on the market price of a company's securities and seeks companies whose securities the subadvisor believes are trading at a discount to what the company may be worth. The subadvisor also typically considers a company's historical value measures, including price/earnings ratios, future earnings, cash flow or asset value potential.

In an attempt to respond to adverse market, economic, political or other conditions, the Portfolio may invest for temporary defensive purposes, and without limit, in various short-term cash and cash equivalent items. By taking a defensive position, the Portfolio may not always achieve its investment objective.

Risks. An investment in International Value Portfolio is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Portfolio may invest, is provided in the SAI.

Limited-Term Bond Portfolio: The Portfolio seeks to achieve its objective of providing a high level of current income consistent with preservation of capital by investing primarily in a diversified portfolio of investment-grade, limited-term debt securities (securities with a dollar-weighted average maturity of two to five years) of U.S. issuers, including U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, collateralized mortgage obligations and other asset-backed securities.

The Portfolio may also own, to a lesser extent, common stocks and convertible securities, including convertible preferred stocks in certain circumstances. There is no guarantee, however, that the Portfolio will achieve its objective.

The maturity of an asset-backed security is the estimated average life of the security, based on certain prescribed models or formulas used by WRIMCO. The maturity of other types of debt securities is the earlier of the call date or the maturity date, as appropriate.

When WRIMCO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Portfolio's assets, including any one or more of the following:

  shorten the average maturity of its investments
  increase its holdings in short-term investments, cash or cash equivalents invest up to all of the Portfolio's assets in U.S. Treasury securities

By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Risks. An investment in Limited-Term Bond Portfolio is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Portfolio may invest, is provided in the SAI.

Micro Cap Growth Portfolio: The Portfolio seeks to achieve its objective of long-term capital appreciation by investing primarily in various types of equity securities of micro cap companies. The Portfolio may occasionally invest in equity securities of larger companies. There is no guarantee, however, that the Portfolio will achieve its objective.

The Portfolio considers a company's capitalization at the time the Portfolio acquires the company's equity securities. Equity securities of a company whose capitalization exceeds the range of the Russell 2000® Growth Index after purchase will not be sold solely because of its increased capitalization.

In selecting equity securities for the Portfolio, the subadvisor primarily looks to a company's potential for sustainable earnings growth and improving profitability. In selecting securities with earnings growth potential, the subadvisor considers such factors as a company's competitive market position, quality of management, growth strategy, internal operating trends (such as profit margins, cash flows and earnings and revenue growth), overall financial condition, and ability to sustain current rate of growth. In seeking to achieve its investment objective, the Portfolio may also invest in equity securities of companies that the subadvisor believes are temporarily undervalued or show promise of improved results due to new management, products, markets or other factors.

The Portfolio's investment in equity securities may include common stocks that are part of IPOs. In addition to common stocks, the Portfolio may invest, to a lesser extent, in preferred stocks and securities convertible into equity securities.

When the subadvisor believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in various short-term cash and cash equivalent items. By taking a defensive position, the Portfolio may not achieve its investment objective.

Risks. An investment in Micro Cap Growth Portfolio is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Initial Public Offering Risk
  Market Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Portfolio may invest, is provided in the SAI.

Mid Cap Growth Portfolio: The Portfolio seeks to achieve its objective of growth of your investment by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Midcap® Growth Index (Russell Midcap) and that WRIMCO believes offer above-average growth potential. For this purpose, WRIMCO considers a company's capitalization at the time the Portfolio acquires the company's securities, and the company need not be listed in Russell Midcap. Companies whose capitalization falls outside the range of Russell Midcap after purchase continue to be considered medium capitalization companies for purpose of the Portfolio's investment policy. There is no guarantee, however, that the Portfolio will achieve its objective.

In addition to common stocks, the Portfolio may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade. The Portfolio may also invest up to 25% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in debt securities (including commercial paper and short-term securities issued by the U.S. government or its agencies or instrumentalities), preferred stocks or both. As well, the Portfolio may choose to invest in companies whose sales and earnings growth are generally stable through a variety of economic conditions. The Portfolio may also use options and futures contracts for temporary defensive purposes. By taking a temporary defensive position the Portfolio may not achieve its investment objective.

Risks. An investment in Mid Cap Growth Portfolio is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Portfolio may invest, is provided in the SAI.

Money Market Portfolio: The Portfolio seeks to achieve its objective of maximum current income consistent with stability of principal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7. There is no guarantee, however, that the Portfolio will achieve its objective.

The Portfolio invests only in the following U.S. dollar-denominated money market obligations and instruments:

  U.S. government securities (including obligations of U.S. government agencies and instrumentalities)
  bank obligations and instruments secured by bank obligations, such as letters of credit commercial paper (domestic and foreign issuers)
  corporate debt obligations, including variable rate master demand notes
  Canadian government obligations
  certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Portfolio may invest or a corporation in whose commercial paper the Portfolio may invest

The Portfolio only invests in bank obligations if they are obligations of a bank subject to regulation by the U.S. government, including foreign branches of these banks, or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation.

Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. Other U.S. government securities in which the Portfolio may invest are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

WRIMCO may look at a number of factors in selecting securities for the Portfolio. These include:

  the credit quality of the particular issuer or guarantor of the security the maturity of the security
  the relative value of the security

Generally, in determining whether to sell a security, WRIMCO uses the same analysis that it uses in buying securities to determine if the security no longer offers adequate return or does not comply with Rule 2a-7. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Risks. An investment in Money Market Portfolio is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Income Risk
  Interest Rate Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Portfolio may invest, is provided in the SAI.

Mortgage Securities Portfolio: The Portfolio seeks to achieve its objective of a high level of current income consistent with prudent investment risk by investing primarily in mortgage-related securities. The Portfolio invests a significant portion of its assets in investment-grade securities representing interests in pools of mortgage loans and in a variety of other mortgage-related securities including collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities. The Portfolio expects that under normal circumstances the effective duration of its portfolio will range from one to seven years. There is no guarantee, however, that the Portfolio will achieve its objective.

In selecting mortgage-related securities Advantus Capital, the Portfolio's subadvisor, considers a variety of factors, including prepayment risk, credit quality, liquidity, the collateral securing the underlying loan (for example, residential versus commercial real estate) and the type of underlying mortgage loan (for example, a 30-year fully-amortized loan versus a 15-year fully-amortized loan). Advantus Capital also takes into consideration current and expected trends in economic conditions, interest rates and the mortgage market and selects securities which, in its judgment, are likely to perform well in those circumstances.

The market for mortgage-related securities is generally liquid, but individual mortgage-related securities purchased by the Portfolio may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular mortgage-related securities or the broader mortgage securities market as a whole. In addition, the Portfolio may, at the time of purchase, invest up to 15% of its net assets in illiquid securities, and may also invest without limit in securities whose disposition is restricted under the federal securities laws but which have been determined by Advantus Capital to be liquid under liquidity guidelines adopted by the subadvisor. Investments in illiquid and restricted securities present greater risks inasmuch as such securities may only be resold subject to statutory or regulatory restrictions, or if the Portfolio bears the costs of registering such securities. The Portfolio may, therefore, be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but liquid or unrestricted securities. Advantus Capital continuously monitors the liquidity of portfolio securities and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid. This could result in more than 15% of the Portfolio's net assets being invested in illiquid securities. If, through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 15% of its net assets were invested in illiquid securities, appropriate steps will be taken to protect liquidity.

Interests in pools of mortgage loans provide the security holder the right to receive out of the underlying mortgage loans periodic interest payments at a fixed rate and a full principal payment at a designated maturity or call date. Scheduled principal, interest and other payments on the underlying mortgage loans received by the sponsoring or guarantor entity are then distributed or "passed through" to security holders net of any service fees retained by the sponsor or guarantor. Additional payments passed through to security holders could arise from the prepayment of principal resulting from the sale of residential property, the refinancing of underlying mortgages, or the foreclosure of residential property. In "pass through" mortgage loan pools, payments to security holders will depend on whether mortgagors make payments to the pooling entity on the underlying mortgage loans. To avoid this non-payment risk, the Portfolio may also invest in "modified pass through" mortgage loan pools which provide that the security holder will receive interest and principal payments regardless of whether mortgagors make payments on the underlying mortgage loans.

The Portfolio may invest in government or government-related mortgage loan pools or private mortgage loan pools. In government or government-related mortgage loan pools, the U.S. government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal government-related guarantors of mortgage-related securities are the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie May and Freddie Mac generally guarantee payment of principal and interest on mortgage loan pool securities issued by certain pre-approved institutions (i.e., savings and loan institutions, commercial banks and mortgage bankers).

The Portfolio may also invest in private mortgage loan pools sponsored by commercial banks, insurance companies, mortgage bankers and other private financial institutions. Mortgage pools created by these non-governmental entities offer a higher rate of interest than government or government related securities. Unlike certain U.S. government agency-sponsored mortgage loan pools, payment of interest and payment to investors is not guaranteed.

The Portfolio may also invest a major portion of its assets in CMOs and stripped mortgage-backed securities. CMOs are debt obligations issued by both government agencies and private special-purpose entities that are collateralized by residential or commercial mortgage loans. Unlike traditional mortgage loan pools, CMOs allocate the priority of the distribution of principal and level of interest from the underlying mortgage loans among various series. Each series differs from another in terms of the priority right to receive cash payments from the underlying mortgage loans. Each series may be further divided into classes in which the principal and interest payments payable to classes in the same series may be allocated. For instance, a certain class in a series may have right of priority over another class to receive principal and interest payments. Moreover, a certain class in a series may be entitled to receive only interest payments while another class in the same series may be only entitled to receive principal payments. As a result, the timing and the type of payments received by a CMO security holder may differ from the payments received by a security holder in a traditional mortgage loan pool.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest-only component allows the security holder to receive the interest portion of cash payments, while the principal-only component allows the security holder to receive the principal portion of cash payments.

In addition, the Portfolio may invest lesser portions of its assets in non-investment grade mortgage-related securities, securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, certificates of deposit, bankers' acceptances, investment-grade commercial paper, convertible and non-convertible investment-grade and non-investment grade corporate debt securities, securities of other mutual funds, restricted and illiquid securities, direct mortgage investments, interest rate and other bond futures contracts, asset-backed securities, stripped asset-backed securities, when-issued or forward commitment transactions and mortgage dollar rolls. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. Other U.S. government securities in which the Portfolio may invest, such as securities issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are supported only by the right of the issuer to borrow from the U.S. Treasury or may include U.S. government securities supported only by the credit of the issuer.

In an attempt to respond to adverse market, economic, political or other conditions, the Portfolio may invest for temporary defensive purposes, and without limit, in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Portfolio may not always achieve its investment objective.

Risks. An investment in Mortgage Securities Portfolio is subject to various risks, including the following:

  Concentration Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Market Risk
  Prepayment Risk
  Securities Lending Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Portfolio may invest, is provided in the SAI.

Real Estate Securities Portfolio: The Portfolio seeks to achieve its objective of total return through a combination of capital appreciation and current income by investing primarily in real estate securities and real estate-related securities. The Portfolio does not invest directly in real estate. There is no guarantee, however, that the Portfolio will achieve its objective.

"Real estate securities" include securities offered by issuers that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. Real estate securities issuers typically include real estate investment trusts (REITs), real estate operating companies (REOCs), real estate brokers and developers, real estate managers, hotel franchisers, real estate holding companies and publicly traded limited partnerships.

"Real estate-related securities" include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real estate-related securities issuers typically include construction and related building companies, manufacturers and distributors of building supplies, financial institutions that issue or service mortgages and resort companies.

Most of the Portfolio's real estate securities portfolio will consist of securities issued by REITs and REOCs that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs. REITs may be characterized as equity REITs (i.e., REITs that primarily invest in fee ownership and leasehold ownership of land), mortgage REITs (i.e., REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs which invest in both fee and leasehold ownership of land and mortgages. The Portfolio mostly invests in equity REITs but also invests lesser portions of its assets in mortgage REITs and hybrid REITs. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986, as amended (Code), may deduct dividends paid to shareholders, effectively eliminating any corporate-level federal income tax. As a result, REITs distribute a larger portion of their earnings to investors than other corporate entities subject to federal corporate tax. A REOC is typically structured as a "C" corporation under the Code and does not have the favorable tax treatment that is accorded a REIT.

The Portfolio may invest in securities of issuers of any size, including issuers with small, medium or large market capitalizations. The Portfolio may also invest a limited portion of its assets in foreign securities. Generally, in selecting securities, Advantus Capital, the Portfolio's subadvisor, considers factors such as an issuer's financial condition, financial performance, quality of management, policies and strategies, real estate properties and competitive market position. In selecting equity securities for the Portfolio, Advantus Capital assesses an issuer's potential for sustainable earnings growth over time.

In addition, the Portfolio may invest up to 20% of its assets in securities issued by companies outside of the real estate industry. The Portfolio may invest in non-real estate-related equity securities, convertible debt securities, investment-grade fixed income securities, securities of other mutual funds (open-end and closed), exchange traded funds, repurchase agreement transactions, restricted and illiquid securities, stock index futures contracts, options (the Portfolio may purchase and sell put and call options), American Depositary Receipts, securities purchased on a when issued or forward commitment basis, and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

In an attempt to respond to adverse market, economic, political or other conditions, the Portfolio may invest for temporary defensive purposes in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Portfolio may not always achieve its investment objective.

An investment in Real Estate Securities Portfolio may encounter the risk of greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in a portfolio of securities selected from a greater number of issuers.

As well, the value of the Portfolio's investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities including changes in the Code or failure to meet Code requirements, extended vacancies of property, lack of available mortgage funds, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increased operating costs and changes in general or local economic conditions.

Risks. An investment in Real Estate Securities Portfolio is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  REIT-Related Risk
  REOC-Related Risk
  Securities Lending Risk
  Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Portfolio may invest, is provided in the SAI.

Science and Technology Portfolio: The Portfolio seeks to achieve its objective of long-term capital growth by investing primarily in science and technology companies. Science and technology companies are companies whose products, processes or services, in WRIMCO's opinion, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological discoveries. As well, the Portfolio may invest in companies that utilize science and/or technology to improve their existing business even though the business, itself, is not within the science and technology industries. There is no guarantee, however, that the Portfolio will achieve its objective.

The Portfolio may invest in, but is not limited to, areas such as:

  aerospace and defense electronics
  biotechnology
  business machines
  cable and broadband access
  communications equipment and software
  computer software and services
  computer systems
  electronics and energy
  electronic media
  genomics
  internet and internet-related services
  medical devices and drugs
  medical and hospital supplies and services
  office equipment, supplies and services (including transaction processing services)

The Portfolio primarily owns common stocks; however, it may invest, to a lesser extent, in preferred stocks, debt securities and convertible securities. The Portfolio may also invest a limited amount of its assets in foreign securities.

At times, when WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in U.S. government securities or other debt securities, mostly of investment grade. The Portfolio may also invest in options and futures contracts for hedging purposes. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Risks. An investment in Science and Technology Portfolio is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Initial Public Offering Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Portfolio may invest, is provided in the SAI.

Small Cap Growth Portfolio: The Portfolio seeks to achieve its objective of growth of capital by investing primarily in common stocks of small cap companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth. The Portfolio may occasionally invest in securities of larger companies that, in WRIMCO's opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above average growth. The Portfolio considers a company's capitalization at the time the Portfolio acquires the company's common stock. Common stock of a company whose capitalization exceeds the range of Russell 2000® Growth Index after purchase will not be sold solely because of its increased capitalization. There is no guarantee, however, that the Portfolio will achieve its objective.

In addition to common stocks, the Portfolio may invest, to a lesser extent, in securities convertible into common stocks, in preferred stocks and debt securities, mostly of investment grade. The Portfolio may also invest up to 20% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in debt securities including commercial paper, short-term U.S. government securities and/or preferred stocks. The Portfolio may also invest in more established companies, those with longer operating histories than many small cap companies. As well, it may increase the number of issuers in which it invests and thereby limit the Portfolio's position size in any particular security. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Risks. An investment in Small Cap Growth Portfolio is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Initial Public Offering Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Portfolio may invest, is provided in the SAI.

Small Cap Value Portfolio: The Portfolio seeks to achieve its objective of long-term accumulation of capital by investing primarily in various types of equity securities such as common stock, preferred stock and securities convertible into equity securities of small capitalization companies. Although a universal definition of small capitalization companies does not exist, the Portfolio generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000® Value Index. Some companies may outgrow the definition of a small capitalization company after the Portfolio has purchased their securities. These companies continue to be considered small for purposes of the Portfolio's minimum 80% allocation to small capitalization companies. From time to time, the Portfolio will also invest a lesser portion of its assets in securities of mid and large capitalization companies (i.e., companies with market capitalizations larger than that defined above). There is no guarantee, however, that the Portfolio will achieve its objective.

In selecting value stocks and other equity securities, BlackRock, the Portfolio's subadvisor, primarily looks to equity securities it believes are undervalued or trading below their true worth, but that appear likely to come back into favor with investors. Undervalued securities are securities that the subadvisor believes: (a) are undervalued relative to other securities in the market or currently earn low returns with a potential for higher returns, (b) are undervalued relative to the potential for improved operating performance and financial strength, or (c) are issued by companies that have recently undergone a change in management or control, or developed new products or services that may improve their business prospects or competitive position. In assessing relative value, the subadvisor will consider factors such as a company's ratio of market price to earnings, ratio of market price to book value, ratio of market price to assets, ratio of market price to cash flow, estimated earnings growth rate, cash flow, yield, liquidation value, product pricing, quality of management and competitive market position. In seeking to achieve its investment objectives, the Portfolio may also invest in equity securities of companies that the subadvisor believes show potential for sustainable earnings growth above the average market growth rate. The Portfolio's purchases of equity securities may include shares of common stock that are part of a company's initial public offering.

In addition, the Portfolio may invest lesser portions of its assets in restricted and illiquid securities, convertible and non-convertible investment-grade and non-investment grade debt securities, securities of other mutual funds, foreign securities, warrants, repurchase agreement transactions, stock index futures contracts, options (the Portfolio may purchase and sell put and call options), when-issued or forward commitment transactions, index depositary receipts, and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

In an attempt to respond to adverse market, economic, political or other conditions, the Portfolio may invest for temporary defensive purposes in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Portfolio may not always achieve its investment objective.

Risks. An investment in Small Cap Value Portfolio is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Initial Public Offering Risk
  Market Risk
  Mid Size Company Risk
  Securities Lending Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Portfolio may invest, is provided in the SAI.

Value Portfolio: The Portfolio seeks to achieve its objective of long-term appreciation of capital by investing primarily in the stocks of large U.S. and foreign companies that are, in the opinion of WRIMCO, undervalued relative to the true value of the company and/or out of favor in the financial markets but have favorable outlook for capital appreciation. The Portfolio may invest in foreign securities, primarily to provide additional opportunities to invest in quality overlooked growth stocks. There is no guarantee, however, that the Portfolio will achieve its objective.

WRIMCO utilizes both fundamental research and quantitative analysis to identify securities for the Portfolio. The Portfolio will typically invest in core value stocks: stocks of companies in industries that have relatively lower price-to-earnings ratios than growth stocks. The Portfolio may also invest in growth stocks that are, in WRIMCO's opinion, temporarily undervalued.

WRIMCO utilizes both a top-down (assess the market environment) and a bottom-up (research individual issuers) analysis in its selection process. WRIMCO considers numerous factors in its analysis of issuers and stocks, including the following:

  intrinsic value of the company not reflected in stock price historical earnings growth
  future expected earnings growth
  company's position in its respective industry
  industry conditions
  competitive strategy
  management capabilities
  free cash flow potential

The Portfolio will typically sell a stock when it reaches an acceptable price, its fundamental factors have changed or it has performed below WRIMCO's expectations.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in debt securities including commercial paper, short-term U.S. government securities and/or preferred stocks. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Risks. An investment in Value Portfolio is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Income Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Portfolio may invest, is provided in the SAI.

Additional Investment Considerations

The objective(s) and investment policies of each Portfolio may be changed by the Directors of the Fund without a vote of the Portfolio's shareholders, unless a policy or restriction is otherwise described.

Each Portfolio may also invest in other types of securities and use certain other instruments in seeking to achieve its objective(s). For example, a Portfolio (other than Money Market Portfolio) may invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. You will find more information in the SAI about each Portfolio's permitted investments and strategies, as well as the restrictions that apply to them.

Certain types of each Portfolio's authorized investments and strategies, such as foreign securities, junk bonds and derivative instruments, involve special risks. Depending on how much a Portfolio invests or uses these strategies, these special risks may become significant.

Because each Portfolio owns different types of investments, its performance will be affected by a variety of factors. The value of each Portfolio's investments and the income it may generate will vary from day to day, generally reflecting changes in market conditions, interest rates and other company and economic news. Performance will also depend on the skill of WRIMCO or the subadvisor in selecting investments.

Each Portfolio may actively trade securities in seeking to achieve its objectives. Factors that can lead to active trading for any portfolio include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a portfolio's market capitalization target, and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase distributions paid by a Portfolio.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' securities holdings is available in the SAI.

Defining Risks

Company Risk -- An individual security may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Concentration Risk -- If a Portfolio invests more than 25% of its total assets in a particular industry, the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Credit Risk -- An issuer of a debt security (including mortgage-backed securities) or a REIT may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of a Portfolio. Also, a change in the quality rating of a debt security or a REIT security can affect the security's liquidity and make it more difficult to sell. If a Portfolio purchases unrated securities and obligations, it will depend on its investment advisor's or subadvisor's analysis of credit risk more heavily than usual.

Diversification Risk -- A Portfolio is subject to diversification risk if the Portfolio may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total investment portfolio (a Portfolio is considered diversified, as defined in the Investment Company Act of 1940, as amended (1940 Act), if it does not invest more than 5% of its total assets in the securities of a single issuer with respect to 75% of its total investment portfolio). The Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund with a more diversified investment portfolio.

Extension Risk -- Rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities and real estate debt securities. This would, in effect, convert a short or medium-duration security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Duration measures the expected price sensitivity of a fixed income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.

Foreign Currency Risk -- Foreign securities may be denominated in foreign currencies. The value of a Portfolio's investments, as measured in U.S. dollars, may be affected unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency conversion can also be costly.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk -- The Portfolios may, but are not required to, use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent a Portfolio's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Portfolio's portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Portfolio. An imperfect correlation of this type may prevent the Portfolios from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Securities Risk -- Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect a Portfolio's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the U.S. Foreign investing may also involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of a Portfolio's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause a Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

The value of securities issued by companies located in emerging market countries may be subject to greater volatility than foreign securities issued by companies in developed markets. Risks of investing in foreign securities issued by companies in emerging market countries include, among other things, greater social, political and economic instability, lack of liquidity and greater price volatility due to small market size and low trading volume, certain national policies that restrict investment opportunities and the lack of legal structures governing private and foreign investment and private property.

Growth Stock Risk -- Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Income Risk -- The Portfolio may experience a decline in its income due to falling interest rates.

Initial Public Offering Risk -- A Portfolio may not be able to sustain the positive effect on performance that may result from investments in initial public offerings (IPOs). Investments in IPOs can have a significant positive impact on the Portfolio's performance. The positive effect of investments of IPOs may not be sustainable because of a number of factors. The Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Portfolio may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. The relative performance impact of IPOs is also likely to decline as the Portfolio grows.

Interest Rate Risk -- The value of a debt security, mortgage-backed security or fixed income obligation (including mortgage REITs) may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation (including mortgage REITs) generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Portfolio's duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Portfolio holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Large Company Risk -- A Portfolio with holdings of large capitalization company securities may underperform the market as a whole.

Low-rated Securities Risk -- In general, low-rated debt securities (commonly referred to as "high yield" or "junk" bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken a Portfolio's returns. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations.

Market Risk -- All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.

Mid Size Company Risk --Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

Prepayment Risk -- Debt securities with high relative interest rates may be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate. As well, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including mortgage REITs). As a result, a Portfolio would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline of the Portfolio's income.

REIT-Related Risk -- The value of a Portfolio's REIT securities may be adversely affected by changes in the value of the underlying property. In addition, the value of equity or mortgage REITs could be adversely affected if the REIT fails to qualify for tax-free pass through income under the Internal Revenue Code of 1986 (as amended), or maintain its exemption from registration under the 1940 Act.

REOC-Related Risk --A REOC is similar to a REIT in that it is a company that owns and operates commercial real estate, but unlike a REIT it has the freedom to reinvest all its funds from operations back into the company, and, in general, faces fewer restrictions than a REIT. REOCs do not pay any specific level of income as dividends, and there is no minimum restriction on the number of owners nor limits on ownership concentration. The value of a Portfolio's REOC securities may be adversely affected by the same factors that adversely affect REITs. In addition, REOCs do not have the favorable tax treatment that is accorded a REIT.

Securities Lending Risk -- A Portfolio may experience a delay in the recovery of loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, a Portfolio enters into loan arrangements only with institutions that the Portfolio's investment advisor or subadvisor has determined are creditworthy.

Small Company Risk -- Equity securities of small capitalization companies (including small capitalization REITs) are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Value Stock Risk -- Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of WRIMCO or the subadvisor, undervalued. The value of a security believed by WRIMCO or a subadvisor to be undervalued may never reach what is believed to be is its full value, or such security's value may decrease.

The Management of the Portfolios

Portfolio Management

The Portfolios are managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to each of the Portfolios and supervises each Portfolio's investments. WRIMCO and/or its predecessor have served as investment manager to the Portfolios since their inception and to each of the registered investment companies in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc. since their inception. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Prior to June 30, 2003, WRIMCO also managed the Ivy Funds, Inc. (formerly, W&R Funds, Inc.), which are now managed by Ivy Investment Management Company (IICO) (formerly, Waddell & Reed Ivy Investment Company), an affiliate of WRIMCO. WRIMCO had approximately $31.6 billion in assets under management as of December 31, 2004.

Advantus Capital Management, Inc. (Advantus Capital), an investment advisor located at 400 Robert Street North, St. Paul, Minnesota 55101, serves as investment subadvisor to Mortgage Securities Portfolio and Real Estate Securities Portfolio pursuant to an agreement with WRIMCO. Since its inception in 1985, Advantus Capital and its predecessor provided investment advisory services for mutual funds and has managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life). Both Advantus Capital and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Personnel of Advantus Capital also manage Minnesota Life's investment portfolios. Advantus Capital had approximately $15.4 billion in assets under management as of December 31, 2004.

BlackRock Financial Management, Inc. (BlackRock), located at 40 East 52nd Street, New York, NY 10022, provides investment advice to, and generally conducts the investment management program for, Small Cap Value Portfolio pursuant to an agreement with WRIMCO. Together with its affiliates, BlackRock serves as investment adviser to fixed income, equity and liquidity investors in the United States and overseas through fund and institutional accounts with combined total assets as of December 31, 2004, of approximately $341.8 billion.

Mackenzie Financial Corporation (MFC), 150 Bloor Street West, Suite 400, Toronto, Ontario, Canada M5S 3B5, serves as the investment sub-advisor to Global Natural Resources Portfolio pursuant to an agreement with WRIMCO and is responsible for selecting Global Natural Resources Portfolio's portfolio investments. MFC has been an investment counsel and mutual fund manager in Toronto for more than 35 years, and as of December 31, 2004 had over $43.4 billion Canadian in assets under management.

Templeton Investment Counsel, LLC (Templeton Counsel), an investment advisor located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, serves as investment subadvisor to International Value Portfolio pursuant to an agreement with WRIMCO. Templeton Counsel provides investment advice to, and generally conducts the investment management program for, International Value Portfolio. Templeton Counsel had approximately $146.8 billion in assets under management as of December 31, 2004.

Wall Street Associates (WSA), located at La Jolla Financial Building, Suite 100, 1200 Prospect Street, La Jolla, California 92037, provides investment advice to, and generally conducts the investment management program for, Micro Cap Growth Portfolio pursuant to an agreement with WRIMCO. WSA had approximately $2.3 billion in assets under management as of December 31, 2004.

Asset Strategy Portfolio: Michael L. Avery is primarily responsible for the management of the equity portion of the Portfolio. Mr. Avery has held his responsibilities for Asset Strategy Portfolio since January 1997. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO or IICO serve as investment manager. Mr. Avery has served as the portfolio manager for investment companies managed by WRIMCO since February 1994, has served as the Director of Research for WRIMCO and its predecessor since August 1987, and has been an employee of such since June 1981. Mr. Avery earned a BS degree in Business Administration from the University of Missouri, and an MA with emphasis on finance from St. Louis University.

Daniel J. Vrabac is primarily responsible for the management of the fixed-income portion of Asset Strategy Portfolio. Mr. Vrabac has held his responsibilities for the Portfolio since January 1997. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies managed by WRIMCO or IICO. Mr. Vrabac has been an employee of WRIMCO since May 1994. He earned a BA degree in economics from Duquesne University, and holds an MBA with emphasis in Investments and Finance From Indiana University.

Balanced Portfolio: Cynthia P. Prince-Fox is primarily responsible for the management of the Portfolio. Ms. Prince-Fox has held her responsibilities for Balanced Portfolio since the Portfolio's inception in July 1994. She is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Ms. Prince-Fox has served as a portfolio manager for investment companies managed by WRIMCO since January 1993. Ms. Prince-Fox earned a BBA degree in finance from St. Mary's University in San Antonio, Texas, and has earned an MBA with an emphasis in finance from Rockhurst College.

Bond Portfolio: James C. Cusser is primarily responsible for the management of Bond Portfolio. Mr. Cusser has held his responsibilities for Bond Portfolio since August 1992. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Cusser has been an employee of WRIMCO and has served as a portfolio manager for investment companies managed by WRIMCO since August 1992. He earned a BA and MA in political science from The American University, and an MA in political science/public administration from Northern Illinois University.

Core Equity Portfolio: James D. Wineland is primarily responsible for the management of Core Equity Portfolio. Mr. Wineland has held his responsibilities for Core Equity Portfolio since July 1997. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Wineland has served as a portfolio manager for investment companies managed by WRIMCO and its predecessor since January 1988 and has been an employee of such since November 1984. He graduated from the United States Military Academy at West Point, and earned an MBA at the University of Kansas. Mr. Wineland is a Chartered Financial Analyst.

Dividend Income Portfolio: David P. Ginther is primarily responsible for the management of Dividend Income Portfolio. He has held his responsibilities since the inception of the Portfolio. Mr. Ginther is Vice President of WRIMCO and IICO, Vice President of the Fund and portfolio manager for other investment companies managed by WRIMCO and IICO. He has been an employee of WRIMCO since 1995. Mr. Ginther earned a BS degree in accounting from Kansas State University, and has earned the designation of Certified Public Accountant.

Global Natural Resources Portfolio: Frederick Sturm, a Senior Vice President of MFC, is primarily responsible for the management of Global Natural Resources Portfolio. He has managed the Portfolio since its inception. Mr. Sturm is also primarily responsible for the management of Ivy Global Natural Resources Fund, whose investment adviser is IICO. Mr. Sturm joined MFC in 1983. He is a Chartered Financial Analyst and holds a graduate degree in commerce and finance from the University of Toronto.

Growth Portfolio: Philip J. Sanders is primarily responsible for the management of Growth Portfolio. Mr. Sanders has held his responsibilities for Growth Portfolio since August 1998. He is Senior Vice President of WRIMCO and IICO and Vice President of the Fund. Mr. Sanders has been an employee of WRIMCO since August 1998. He earned a BA in economics from the University of Michigan and an MBA from the University of North Carolina at Charlotte. Mr. Sanders is a Chartered Financial Analyst.

High Income Portfolio: William M. Nelson is primarily responsible for the management of High Income Portfolio. Mr. Nelson has held his responsibilities for High Income Portfolio since January 1999. He is Senior Vice President of WRIMCO and IICO and Vice President of the Fund. Mr. Nelson has been an employee of WRIMCO since January 1995. He earned a BS in business administration from Bucknell University in Lewisburg, Pennsylvania, and an MBA in finance and marketing from the University of Connecticut.

International Growth Portfolio: Thomas A. Mengel is primarily responsible for the management of International Growth Portfolio. Mr. Mengel has been an employee of WRIMCO and has held his responsibilities for International Growth Portfolio since May 1996. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Mengel is a graduate of the University of Berlin with a degree in Business, Finance and Economics.

International Value Portfolio: Edgerton Tucker Scott III is primarily responsible for the management of International Value Portfolio and has held his responsibilities for the Portfolio since its inception. Mr. Scott is Vice President and Research Analyst, Templeton Counsel, and served as the portfolio manager for International Stock Portfolio of Advantus Series Fund, Inc., the predecessor of the International Value Portfolio, since February 2000. He has been with Templeton Counsel since September 1996.

Limited-Term Bond Portfolio: W. Patrick Sterner is primarily responsible for the management of Limited-Term Bond Portfolio. Mr. Sterner has held his responsibilities for Limited-Term Bond Portfolio since July 1994, the Portfolio's inception. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Sterner has served as a portfolio manager for investment companies managed by WRIMCO since September 1992 and has been an employee of WRIMCO since August 1992. He earned a degree in Business Administration from the University of Kansas, and is a Chartered Financial Analyst.

Micro Cap Growth Portfolio: The Portfolio is managed by a WSA Investment Team, consisting of William Jeffery III, Kenneth F. McCain, Paul J. Ariano, Paul K. LeCoq and Carl Weise. Messrs. Jeffrey and McCain are the Founding Partners of Wall Street Associates and have worked together managing smaller capitalization growth equities for 33 years. Mr. Jeffrey earned both a BA in Finance and an MBA from the University of Michigan. Mr. McCain earned a BA in Political Science and an MBA in Finance from the San Diego State University. Mr. Ariano joined the firm in 1995 as an analyst and has been co-managing portfolios with Mr. Jeffrey for the last several years. Mr. Ariano earned a BBA, Business Administration from the University of San Diego, and an MS in Finance from San Diego State University. Mr. Ariano is a Chartered Financial Analyst. Mr. Weise joined the firm in 2000. He earned a BA in Business Administration from the University of San Diego, and an MS in Finance from San Diego State University. Mr. Weise is a Chartered Financial Analyst. Mr. LeCoq joined the firm in 1999. He earned a BA in Economics from Pacific Lutheran University and an MBA in Finance from the University of Chicago.

Mid Cap Growth Portfolio: Kimberly A. Scott is primarily responsible for the management of the Mid Cap Growth Portfolio. She has managed the Portfolio since its inception. Ms. Scott is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of another investment company managed by WRIMCO. Ms. Scott is also primarily responsible for the management of Waddell & Reed Advisors New Concepts Fund, Inc., whose investment adviser is WRIMCO, and for Ivy Mid Cap Growth Fund, whose investment adviser is IICO. Ms. Scott has served as a portfolio manager for investment companies managed by WRIMCO since February 2001. She served as an investment analyst with WRIMCO from April 1999 to February 2001. She earned a BS degree in microbiology from the University of Kansas, and holds an MBA from the University of Cincinnati. Ms. Scott is a Chartered Financial Analyst.

Money Market Portfolio: Mira Stevovich is primarily responsible for the management of Money Market Portfolio. Ms. Stevovich has held her responsibilities for Money Market Portfolio since May 1998. She is Vice President of WRIMCO and IICO, Vice President and Assistant Treasurer of the Fund and Vice President and Assistant Treasurer of other investment companies for which WRIMCO or IICO serves as investment manager. Ms. Stevovich has been an employee of WRIMCO and its predecessor since March 1987. She earned a BA degree from Colorado Womens College. Ms. Stevovich holds an MA degree in Soviet and East European Studies and an MBA degree from the University of Kansas. She is a Chartered Financial Analyst.

Mortgage Securities Portfolio: Christopher R. Sebald and David Land are primarily responsible for the management of Mortgage Securities Portfolio. Mr. Sebald has held his Portfolio responsibilities since the inception of the Portfolio. He has been Senior Vice President and Lead Portfolio Manager, Total Return Fixed Income, Advantus Capital, since August 2003. Mr. Sebald had served as Senior Vice President and Portfolio Manager for AEGON USA Investment Management from July 2000 through July 2003, and as Director of Portfolio Management, GMAC-RFC from January 1998 through July 2000.

David Land has held his responsibilities for Mortgage Securities Portfolio since the inception of the Portfolio. As a member of the Advantus Capital Management Fixed Income Total Return Group, Mr. Land is responsible for the mortgage-backed and asset-backed security portfolios and also contributes to the performance of the aggregate bond portfolios. Mr. Land was Senior Analyst at AXA Investment Managers North America, Inc. from August 2003 to April 2004. He served as Senior Investment Officer of Advantus Capital from July 2000 to July 2003. From 1998 through July 2000, Mr. Land was Vice President and Senior Fixed Income Manager for Ohio Casualty Group. He is a Chartered Financial Analyst.

Real Estate Securities Portfolio: Joseph R. Betlej and Jay Rosenberg are primarily responsible for the management of Real Estate Securities Portfolio. Mr. Betlej has held his responsibilities since the inception of the Portfolio. He is Vice President and Portfolio Manager of Advantus Capital, and has been a portfolio manager with Advantus Capital since 1999.

Mr. Rosenberg has held his responsibilities for Real Estate Securities Portfolio since April 2005. He joined Advantus Capital in June of 2000 as an equity analyst. He was an investment officer of Advantus Capital from January 2003 until March 2005, when he was named Vice President and Associate Portfolio Manager. Prior to joining Advantus capital, Mr. Rosenberg was a fixed income analyst at Sit Investment Associates, from September 1999 to June 2000.

Science and Technology Portfolio: Zachary H. Shafran is primarily responsible for the management of Science and Technology Portfolio. Mr. Shafran has held his responsibilities for Science and Technology Portfolio since February 2001. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Shafran has served as the portfolio manager for investment companies managed by WRIMCO or IICO since January 1996. He served as an investment analyst with WRIMCO and its predecessor from June 1990 to January 1996. Mr. Sharfan earned a BSBA degree in Business and an MBA with an emphasis in Finance from the University of Missouri at Kansas City.

Small Cap Growth Portfolio: Gilbert Scott is primarily responsible for the management of the Small Cap Growth Portfolio. Mr. Scott joined Waddell & Reed in 1997 and has been assistant portfolio manager of small cap growth institutional accounts since September 2000. He is a Senior Vice President of WRIMCO and IICO, and Vice President of the Fund. Mr. Scott earned a BA degree in finance from the University of Massachusetts and an MBA from the University of Texas. He is a Chartered Financial Analyst.

Small Cap Value Portfolio: Wayne J. Archambo is primarily responsible for the management of the Portfolio. Mr. Archambo, CFA, is Managing Director and Portfolio Manager with BlackRock. Prior to joining BlackRock in 2002, he was a founding partner and Manager of Boston Partners Asset Management, L.P., since that company's inception in 1995. Mr. Archambo graduated from Nichols College with a BS in economics and finance and holds an MBA degree from Babson College. He is a member of the Boston Security Analysts Society.

Value Portfolio: Matthew T. Norris is primarily responsible for the management of Value Portfolio. He has held his responsibilities for the Portfolio since July 2003. Mr. Norris is Senior Vice President of WRIMCO and IICO, and Vice President of the Fund. From January 2000 to June 2003, Mr. Norris was a Portfolio Manager for Advantus Capital. He joined Advantus Capital in December 1997, first serving as an Analyst and later as a Senior Analyst. He earned a BS degree from the University of Kansas, and an MBA from the University of Nebraska-Omaha. Mr. Norris is a Chartered Financial Analyst.

Additional information regarding the portfolio managers, including information about the portfolio managers' compensation, other accounts managed by the portfolio mangers and the portfolio managers' ownership of securities, is included in the SAI.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the investments of the Portfolios.

Management and Other Fees

Like all mutual funds, the Portfolios pay fees related to their daily operations. Expenses paid out of each Portfolio's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Portfolio pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Portfolio also pays other expenses, which are explained in the SAI.

The management fee is payable at the annual rates of:

Money Market Portfolio: 0.40% of net assets.

Limited-Term Bond Portfolio and Mortgage Securities Portfolio: 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion.

Bond Portfolio: 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

High Income Portfolio: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Asset Strategy Portfolio, Balanced Portfolio, Core Equity Portfolio, Dividend Income Portfolio, Growth Portfolio and Value Portfolio: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

International Growth Portfolio, International Value Portfolio, Mid Cap Growth Portfolio, Science and Technology Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Real Estate Securities Portfolio: 0.90% of net assets up to $1 billion, 0.87% of net assets over $1 billion and up to $2 billion, 0.84% of net assets over $2 billion and up to $3 billion, and 0.80% of net assets over $3 billion.

Micro Cap Growth Portfolio: 0.95% of net assets up to $1 billion, 0.93% of net assets over $1 billion and up to $2 billion, 0.90% of net assets over $2 billion and up to $3 billion, and 0.86% of net assets over $3 billion.

Global Natural Resources Portfolio: 1.00% of net assets up to $500 million, 0.85% of net assets over $500 million and up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

WRIMCO uses a portion of the management fees it receives from a Portfolio to pay that Portfolio's subadvisor.

For Portfolios managed solely by WRIMCO, WRIMCO has voluntarily agreed to waive its management fee for any day that a portfolio's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

For the fiscal year ended December 31, 2004, management fees for each Portfolio as a percent of each such Portfolio's average net assets are as follows:

Management Fees Paid
Asset Strategy Portfolio	0.70%
Balanced Portfolio	0.70%
Bond Portfolio	0.53%
Core Equity Portfolio	0.70%
Dividend Income Portfolio	0.70%
Growth Portfolio	0.69%
High Income Portfolio	0.63%
International Growth Portfolio	0.85%
International Value Portfolio	0.85%
Limited-Term Bond Portfolio	0.50%
Micro Cap Growth Portfolio	0.95%
Money Market Portfolio	0.40%
Mortgage Securities Portfolio	0.50%*
Real Estate Securities Portfolio	0.90%*
Science and Technology Portfolio	0.85%
Small Cap Growth Portfolio	0.85%
Small Cap Value Portfolio	0.85%
Value Portfolio	0.70%

*Annualized.

The Fund has adopted a Service Plan (Plan) pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, each Portfolio may pay daily a fee to Waddell & Reed, Inc., an affiliate of WRIMCO and the Distributor of the Policies for which the Portfolio is the underlying investment vehicle, in an amount not to exceed 0.25% of the Portfolio's average annual net assets. The fee is to be paid to compensate Waddell & Reed, Inc. and unaffiliated third parties for amounts expended in connection with the provision of personal services to Policyowners. These fees are paid out of the Portfolio's assets on an on-going basis, and, over time, these fees will increase the cost of the investment and may cost you more than paying other types of sales charges.

In addition to commission, Nationwide Life Insurance Company and Minnesota Life Insurance Company each pay Waddell & Reed, Inc. a marketing allowance in an amount equal to .25% annually of the average daily account value of all variable annuity assets for products distributed by Waddell & Reed, Inc. The marketing allowance is paid, to Waddell & Reed, Inc., by Nationwide on a monthly basis and by Minnesota Life on a quarterly basis.

Prior Performance of Related Funds

The performance information provided below for Related Funds takes into account the similarity of the related fund to the applicable new Portfolio. However, the Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the returns for the Portfolios would be lower than those shown below for the Related Funds.

Global Natural Resources Portfolio

Global Natural Resources Portfolio is modeled after another fund, Ivy Global Natural Resources Fund (Ivy GNR Fund), sub-advised by MFC and for which Ivy Investment Management Company (IICO), an affiliate of WRIMCO, serves as the investment manager. There may be differences between Global Natural Resources Portfolio and Ivy GNR Fund, including the applicable sales charges, asset sizes and cash flows. The Ivy GNR Fund also has different expenses and is sold through different distribution channels than Global Natural Resources Portfolio. Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the returns for the Portfolio would be lower than those shown below for the Related Fund. These differences will cause the performance of the Ivy GNR Fund to differ from that of Global Natural Resources Portfolio. However, Global Natural Resources Portfolio and Ivy GNR Fund are substantially similar since the investment objective, strategies and policies of Global Natural Resources Portfolio are substantially similar to those of Ivy GNR Fund. Frederick Sturm, CFA, the portfolio manager for Global Natural Resources Portfolio, has served as the portfolio manager for Ivy GNR Fund since it inception in January, 1997.

The chart below provides average annual returns of Class A shares of the Ivy GNR Fund, not shares of Global Natural Resources Portfolio, for the period ended December 31, 2004. The performance is net of management fees and other expenses incurred during the 2004 calendar year. The performance of the Ivy GNR Fund is historical and does not guarantee future performance of Global Natural Resources Portfolio. The performance of Global Natural Resources Portfolio may be better or worse that that of the Ivy GNR Fund.

Ivy Global Natural Resources Fund

AVERAGE ANNUAL TOTAL RETURNS OF RELATED FUND
as of December 31, 2004

			Life
	1 Year	5 Years	of Class
	--------	----------	-----------
Class A (began on 01-02-1997)	20.59%	18.43%	12.03%
Indexes
Morgan Stanley Capital International
Commodity Related Index[1]	24.23%	14.06%	8.76%[2]
Lipper Natural Resources Funds
Universe Average[3]	30.16%	14.26%	10.11%[2]

[1]Reflects no deduction for fees, expenses or taxes.
[2]Index comparison begins on December 31, 1996.
[3]Net of fees and expenses.

Mid Cap Growth Portfolio

Mid Cap Growth Portfolio is modeled after Waddell & Reed Advisors New Concepts Fund, Inc., a fund which is also managed by WRIMCO, and Ivy Mid Cap Growth Fund, which is managed by an affiliate of WRIMCO, IICO, (collectively, the "Related Funds"). There may be differences between Mid Cap Growth Portfolio and the Related Funds, including the applicable sales charges, asset sizes and cash flows. The Related Funds also have different expenses and are sold through different distribution channels than Mid Cap Growth Portfolio. Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the returns for the Portfolio would be lower than those shown below for the Related Funds. These differences will cause the performance of the Related Funds to differ from that of Mid Cap Growth Portfolio. However, Mid Cap Growth Portfolio and the Related Funds are substantially similar, since the investment objective, strategies and policies of Mid Cap Growth Portfolio are substantially similar to those of the Related Funds; Kim Scott, CFA, the portfolio manager for Mid Cap Growth Portfolio, has served as the portfolio manager for the Related Funds since February 2001.

The chart below provides average annual returns of Class A shares of the Related Funds, not shares of Mid Cap Growth Portfolio, for the period ended December 31, 2004. The performance is net of management fees and other expenses incurred during the 2004 calendar year. The performance of the Related Funds is historical and does not guarantee future performance of Mid Cap Growth Portfolio. The performance of Mid Cap Growth Portfolio may be better or worse that that of the Related Funds.

Waddell & Reed Advisors New Concepts Fund, Inc.

AVERAGE ANNUAL TOTAL RETURNS OF RELATED FUND
as of December 31, 2004

	1 Year	5 Years	10 Years
	------	--------	--------

Class A	12.41%	-5.36%	10.90%
Indexes
Russell Midcap Growth Index[1]	15.47%	-3.35%	11.24%
Lipper Mid-Cap Growth Funds
Universe Average[2]	12.79%	-3.41%	9.80%

[1]Reflects no deduction for fees, expenses or taxes.
[2]Net of fees and expenses.

Ivy Mid Cap Growth Fund

AVERAGE ANNUAL TOTAL RETURNS OF RELATED FUND
as of December 31, 2004

		Life
	1 Year	of Class
	------	--------

Class A (began on 06-30-2000)	12.05%	0.51%
Indexes
Russell Midcap Growth Index[1]	15.47%	-6.14%[3]
Lipper Mid-Cap Growth Funds
Universe Average[2]	12.79%	-5.64%[3]

[1]Reflects no deduction for fees, expenses or taxes.
[2]Net of fees and expenses.
[3]Index comparison begins on June 30, 2000.

PURCHASES AND REDEMPTIONS

The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and the number of surrender and transfer requests to be effected on any day according to the terms of the Policies. Shares of a Portfolio are sold at their NAV per share next determined after receipt of the order to purchase from the Participating Insurance Company. No sales charge is required to be paid by the Participating Insurance Company for purchase of shares.

Redemptions are made at the NAV per share of the Portfolio next determined after receipt of the request to redeem from the Participating Insurance Company. Payment is generally made within seven days after receipt of a proper request to redeem. No fee is charged to shareholders upon redemption of Portfolio shares. The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period if any of the following conditions exist:

  the New York Stock Exchange (NYSE) is closed other than customary weekend and holiday closings or trading on the NYSE is restricted the Securities and Exchange Commission (SEC) has determined that a state of emergency exists which may make payment or transfer not reasonably practicable the SEC has permitted suspension of the right of redemption of shares for the protection of the security holders of the Fund applicable laws and regulations otherwise permit the Fund to suspend payment on the redemption of shares

Redemptions are ordinarily made in cash.

Should any conflict between Policyowners arise which would require that a substantial amount of net assets be withdrawn from a Portfolio, orderly management of portfolio securities could be disrupted to the potential detriment of Policyowners indirectly investing in that Portfolio.

Except as otherwise noted, and via the Participating Insurance Company, a Policyowner may indirectly sell shares and buy shares of another Portfolio within W&R Target Funds, also known as a transfer or an exchange privilege.

Market Timing Policy

The Portfolios are intended for long-term investment purposes. The Portfolios and/or the Participating Insurance Companies will take steps to seek to deter frequent purchases and redemptions in Portfolio shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment strategies and may increase expenses and negatively impact investment returns for all Portfolio shareholders, including long-term shareholders. Market timing activities may also increase the expenses of Waddell & Reed Services Company (WRSCO), the Portfolios' transfer agent, thereby indirectly affecting the Portfolio's shareholders.

Certain Portfolios may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Portfolio, such as Global Natural Resources Portfolio, International Growth Portfolio or International Value Portfolio, invests a significant portion of its assets in foreign securities, the Portfolio may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Portfolio share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Portfolio shares. A Portfolio that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Portfolio that invests a significant portion of its assts in small cap companies, such as Micro Cap Growth Portfolio, Small Cap Growth Portfolio or Small Cap Value Portfolio, or in a Portfolio that invests a significant portion of its assets in high-yield fixed income securities, such as High Income Portfolio.

To discourage market timing activities by investors, the Portfolios' Board of Directors has adopted a market timing policy and has approved the procedures of WRSCO, the Portfolios' accounting services agent and transfer agent, for implementing this policy. WRSCO's procedures reflect criteria that it has developed for purposes of identifying trading activity in Portfolio shares that may be indicative of market timing activities and that it applies for monitoring transactions in Portfolio shares. In its monitoring of trading activity in Portfolio shares, on a periodic basis, WRSCO typically reviews Portfolio share transactions that exceed certain monetary thresholds within a particular time period. In its attempt to identify market timing activities, WRSCO considers many factors, including (but not limited to) the frequency, size and/or timing of the investor transactions in Portfolio shares. If WRSCO identifies what it believes to be market timing activities, WRSCO and/or Waddell & Reed will coordinate with the applicable Participating Insurance Company so that it may warn the investors involved, reject or restrict a purchase or exchange order and/or prohibit those investors from making further purchases of Portfolio shares. The Portfolios may also restrict the amount and frequency of transfers to or from sub-accounts of the Participating Insurance Companies in order to protect Portfolio shareholders. Transactions placed in violation of a Portfolio's market timing policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by the Portfolio.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WRSCO handles, there can be no assurance that such efforts will identify all trades or trading practices that may be considered market timing activity. WRSCO may modify its procedures for implementing the Portfolios' market timing policy and/or its monitoring criteria at any time without prior notice. The Portfolios, WRSCO and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Portfolio seeks to apply its market timing policy consistently to all shareholders and prospective investors. Although the Portfolios, Waddell & Reed and WRSCO make efforts to monitor for market timing activities and will seek the assistance of the Participating Insurance Companies through which Portfolio shares are purchased or held, the Portfolios cannot always identify or detect excessive trading that may be facilitated by a Participating Insurance Company or made difficult to identify by the use of omnibus accounts by the Participating Insurance Companies, mainly due to the fact that the Participating Insurance Companies maintain the underlying Policyowner account, and the Portfolio cannot identify transactions by underlying investors. Accordingly, there can be no assurance that the Portfolios will be able to eliminate all market timing activities.

Apart from actions taken by a Portfolio, Policyowners may also be subject to restrictions imposed under their Policies with respect to short-term trading.

A Portfolio's market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a Policyowner's ability to engage in market timing activities, although there can be no assurance that a Portfolio will eliminate market timing activities.

NET ASSET VALUE

In the calculation of the NAV per share of each Portfolio:

  The securities in the Portfolio that are listed or traded on an exchange are valued primarily using market prices.
  Bonds are generally valued according to prices quoted by an independent pricing service.
  Short-term debt securities are valued at amortized cost, which approximates market value.
  Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

The NAV per share of each Portfolio is normally computed daily as of the close of business of the NYSE, typically 4 p.m. Eastern time, except that an option or futures contract held by a Portfolio may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded. Money Market Portfolio uses the amortized cost method for valuing its portfolio securities. You will find more information in the SAI about this method.

The Portfolios may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Portfolio's shares may be significantly affected on days when the Portfolio does not price its shares and when you are not able to purchase or redeem the Portfolio's shares. When a Portfolio believes a reported market price for a security does not reflect the amount the Portfolio would receive on a current sale of that security, the Portfolio may substitute for the market price a fair-value estimate made according to procedures approved by the Board of Directors. A Portfolio may also use these procedures to value certain types of illiquid securities. Fair value pricing generally will be used by a Portfolio if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Portfolio's NAV is calculated.

A Portfolio may also use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some funds, such as Global Natural Resources Portfolio, International Growth Portfolio and International Value Portfolio, which may invest a portion of their assets in foreign securities, may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Portfolio shares. In that case, such investments or exchange rates may be valued at their fair values as determined according to the procedures approved by the Fund's Board of Directors. Significant events include, but are not limited to, (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant domestic or foreign market fluctuation. The Fund has retained a third-party pricing service (the Service) to assist in valuing foreign securities held by each Portfolio. The Service conducts a screening process to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where WRSCO, in accordance with guideless adopted by the Fund's Board of Directors, believes, at the approved degree of certainty, that the price is not reflective of current market price, WRSCO may use the indication of fair value from the Service to determine the fair value of the security. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WRSCO regularly monitors and reports to the Board, the Service's pricing of the Fund's foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event -- thus potentially alleviating arbitrage opportunities with respect to Portfolio shares. Another effect of fair valuation is that a Portfolio's NAV will be subject, in part, to the judgment of the Board of Directors or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. It may also affect all shareholders in that if Portfolio assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see " Market Timing Policy."

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio distributes substantially all of its net investment income and net capital gains each year.

Declared daily and paid monthly: Money Market Portfolio

Declared and paid annually in December: Asset Strategy Portfolio, Balanced Portfolio, Bond Portfolio, Core Equity Portfolio, Dividend Income Portfolio, Global Natural Resources Portfolio, Growth Portfolio, High Income Portfolio, International Growth Portfolio, International Value Portfolio, Limited-Term Bond Portfolio, Micro Cap Growth Portfolio, Mid Cap Growth Portfolio, Mortgage Securities Portfolio, Real Estate Securities Portfolio, Science and Technology Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio and Value Portfolio

Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday. Dividends are paid in additional full and fractional shares of that Portfolio. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed.

All distributions from net realized long-term or short-term capital gains of each Portfolio, if any, other than Money Market Portfolio, are declared and paid annually in December in additional full and fractional shares of the respective Portfolio. Short-term capital gains of Money Market Portfolio (it does not anticipate realizing any long-term capital gains) are declared and paid daily in additional full and fractional shares of that Portfolio.

You will find information in the SAI about federal income tax considerations generally affecting the Portfolios.

Because the only shareholders of the Portfolios are the Participating Insurance Companies and their separate accounts, no discussion is included here as to the federal income tax consequences to the Portfolios' shareholders. For information concerning the federal tax consequences to Policyowners, see the applicable prospectus for the Policy. Prospective investors are urged to consult with their tax advisers.

W&R Target Funds, Inc.

Financial Highlights

The following information is to help you understand the financial performance of each Portfolio's shares for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with the Portfolio's financial statements for the fiscal year ended December 31, 2004, is included in the Fund's Annual Report to Shareholders, which is available upon request.

(For a share outstanding throughout each period)

ASSET STRATEGY PORTFOLIO

	For the fiscal year ended December 31,
	-----------------------------------------------------------------------
	2004	2003	2002	2001	2000
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$6.9237	$6.3078	$6.2046	$7.0540	$6.2625
	----------	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment income	0.0699	0.0769	0.1005	0.1323	0.0908
Net realized and unrealized gain
(loss) on investments	0.8508	0.6469	0.1032	(0.8354)	1.3211
	----------	----------	----------	----------	----------
Total from investment operations	0.9207	0.7238	0.2037	(0.7031)	1.4119
	----------	----------	----------	----------	----------
Less distributions from:
Net investment income	(0.0990)	(0.0769)	(0.1005)	(0.1334)	(0.0906)
Capital gains	(0.0528)	(0.0310)	(0.0000)	(0.0129)	(0.5298)
	----------	----------	----------	----------	----------
Total distributions	(0.1518)	(0.1079)	(0.1005)	(0.1463)	(0.6204)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$7.6926	$6.9237	$6.3078	$6.2046	$7.0540
	======	======	======	======	======
Ratios/Supplemental Data
Total return	13.30%	11.47%	3.28%	-9.96%	22.53%
Net assets, end of period
(in millions)	$282	$227	$167	$115	$59
Ratio of expenses to
average net assets	1.06%	1.03%	1.04%	1.03%	0.97%
Ratio of net investment
income to average
net assets	1.02%	1.27%	1.90%	2.63%	1.97%
Portfolio turnover rate	118%	224%	95%	188%	155%

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

BALANCED PORTFOLIO

	For the fiscal year ended December 31,
	-----------------------------------------------------------------------
	2004	2003	2002	2001	2000
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$7.1491	$6.0423	$6.7224	$7.3258	$7.3120
	----------	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment income	0.1096	0.0467	0.1145	0.1593	0.1873
Net realized and unrealized gain
(loss) on investments	0.5292	1.1068	(0.6801)	(0.5955)	0.3361
	----------	----------	----------	----------	----------
Total from investment operations	0.6388	1.1535	(0.5656)	(0.4362)	0.5234
	----------	----------	----------	----------	----------
Less distributions from:
Net investment income	(0.1096)	(0.0467)	(0.1145)	(0.1593)	(0.1873)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0079)	(0.3223)
	----------	----------	----------	----------	----------
Total distributions	(0.1096)	(0.0467)	(0.1145)	(0.1672)	(0.5096)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$7.6783	$7.1491	$6.0423	$6.7224	$7.3258
	======	======	======	======	======
Ratios/Supplemental Data
Total return	8.93%	19.09%	-8.41%	-5.94%	7.14%
Net assets, end of period
(in millions)	$628	$615	$168	$178	$158
Ratio of expenses to
average net assets	1.02%	1.00%	1.01%	1.00%	1.01%
Ratio of net investment
income to average
net assets	1.45%	1.37%	1.79%	2.44%	2.81%
Portfolio turnover rate	39%	43%	58%	39%	42%

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

BOND PORTFOLIO

	For the fiscal year ended December 31,
	-----------------------------------------------------------------------
	2004	2003	2002	2001	2000
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$5.5710	$5.6032	$5.3615	$5.2308	$5.0497
	----------	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment income	0.2463	0.2667	0.2396	0.2585	0.3172
Net realized and unrealized gain
(loss) on investments	(0.0302)	(0.0322)	0.2417	0.1306	0.1811
	----------	----------	----------	----------	----------
Total from investment operations	0.2161	0.2345	0.4813	0.3891	0.4983
	----------	----------	----------	----------	----------
Less distributions from
net investment income	(0.2463)	(0.2667)	(0.2396)	(0.2584)	(0.3172)
Capital gains	(0.0646)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
	----------	----------	----------	----------	----------
Total distributions	(0.3109)	(0.2667)	(0.2396)	(0.2584)	(0.3172)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$5.4762	$5.5710	$5.6032	$5.3615	$5.2308
	======	======	======	======	======
Ratios/Supplemental Data
Total return	3.88%	4.18%	8.98%	7.47%	9.83%
Net assets, end of period
(in millions)	$218	$235	$247	$171	$117
Ratio of expenses to
average net assets	0.85%	0.84%	0.83%	0.83%	0.84%
Ratio of net investment
income to average
net assets	4.16%	4.26%	4.92%	5.49%	6.08%
Portfolio turnover rate	47%	53%	34%	29%	33%

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

CORE EQUITY PORTFOLIO*

	For the fiscal year ended December 31,
	-----------------------------------------------------------------------
	2004	2003	2002	2001	2000
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$ 9.3996	$8.0720	$10.3608	$12.2027	$12.9609
	----------	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment income	0.0622	0.0662	0.0476	0.0231	0.0376
Net realized and unrealized gain
(loss) on investments	0.8373	1.3276	(2.2888)	(1.8418)	1.1650
	----------	----------	----------	----------	----------
Total from investment operations	0.8995	1.3938	(2.2412)	(1.8187)	1.2026
	----------	----------	----------	----------	----------
Less distributions from:
Net investment income	(0.0622)	(0.0662)	(0.0476)	(0.0229)	(0.0360)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0003)	(1.9248)
	----------	----------	----------	----------	----------
Total distributions	(0.0622)	(0.0662)	(0.0476)	(0.0232)	(1.9608)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$10.2369	$9.3996	$ 8.0720	$10.3608	$12.2027
	=======	======	======	=======	=======
Ratios/Supplemental Data
Total return	9.57%	17.27%	-21.63%	-14.91%	9.28%
Net assets, end of period
(in millions)	$737	$736	$650	$913	$1,084
Ratio of expenses to
average net assets	1.01%	1.00%	0.99%	0.98%	0.98%
Ratio of net investment
income to average
net assets	0.62%	0.78%	0.50%	0.21%	0.28%
Portfolio turnover rate	54%	49%	38%	31%	49%

*Core Equity Portfolio, formerly Income Portfolio, changed its name and investment objective effective October 16, 2000.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

DIVIDEND INCOME PORTFOLIO

	For the	For the
	fiscal	period from
	year	12-30-03(a)
	ended	through
	12-31-04	12-31-03
	----------------	----------------
Per-Share Data
Net asset value,
beginning of period	$5.0000	$5.0000
	----------	---------
Income from investment operations:
Net investment income	0.0337	0.0000
Net realized and unrealized gain
on investments	0.4645	0.0000
	----------	---------
Total from investment operations	0.4982	0.0000
	---------	---------
Less distributions from
net investment income	(0.0337)	(0.0000)
capital gains	(0.0000)	(0.0000)
	----------	---------
Total distributions	(0.0337)	(0.0000)
	----------	---------

Net asset value,
end of period	$5.4645	$5.0000
	=======	=======
Ratios/Supplemental Data
Total return	9.96%	0.00%
Net assets, end of period	$17,102,602	$44
Ratio of expenses to average net assets
including voluntary expense waiver	0.76%	0.00%
Ratio of net investment income to
average net assets including
voluntary expense waiver	2.08%	0.00%
Ratio of expenses to average net assets
excluding voluntary expense waiver	1.46%	0.00%
Ratio of net investment income to
average net assets excluding
voluntary expense waiver	1.38%	0.00%
Portfolio turnover rate	22%	0%

(a)Commencement of operations.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

GROWTH PORTFOLIO

	For the fiscal year ended December 31,
	-----------------------------------------------------------------------
	2004	2003	2002	2001	2000
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$8.1267	$6.6041	$8.3923	$9.8831	$10.8751
	----------	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment income (loss)	0.0228	(0.0048)	0.0009	0.0246	0.0163
Net realized and unrealized gain
(loss) on investments	0.2460	1.5275	(1.7882)	(1.4417)	0.1375
	----------	----------	----------	----------	----------
Total from investment operations	0.2688	1.5227	(1.7873)	(1.4171)	0.1538
	----------	----------	----------	----------	----------
Less distributions from:
Net investment income	(0.0227)	(0.0001)	(0.0009)	(0.0246)	(0.0163)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0491)	(1.1295)
	----------	----------	----------	----------	----------
Total distributions	(0.0227)	(0.0001)	(0.0009)	(0.0737)	(1.1458)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$8.3728	$8.1267	$6.6041	$8.3923	$ 9.8831
	======	======	======	======	======
Ratios/Supplemental Data
Total return	3.31%	23.06%	-21.30%	-14.34%	1.41%
Net assets, end of period
(in millions)	$1,252	$1,283	$705	$995	$1,256
Ratio of expenses to
average net assets	1.00%	0.99%	0.99%	0.97%	0.96%
Ratio of net investment
income (loss) to average
net assets	0.27%	-0.09%	0.01%	0.27%	0.14%
Portfolio turnover rate	81%	59%	41%	51%	57%

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

HIGH INCOME PORTFOLIO

	For the fiscal year ended December 31,
	-----------------------------------------------------------------------
	2004	2003	2002	2001	2000
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$3.3375	$2.9986	$3.3261	$3.3542	$4.1691
	----------	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment income	0.2391	0.2529	0.2602	0.3346	0.4107
Net realized and unrealized gain
(loss) on investments	0.0901	0.3389	(0.3275)	(0.0281)	(0.8149))
	----------	----------	----------	----------	----------
Total from investment operations	0.3292	0.5918	(0.0673)	0.3065	(0.4042)
	----------	----------	----------	----------	----------
Less distributions from
net investment income	(0.2391)	(0.2529)	(0.2602)	(0.3346)	(0.4107)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$3.4276	$3.3375	$2.9986	$3.3261	$3.3542
	======	======	======	======	======
Ratios/Supplemental Data
Total return	9.86%	19.74%	-2.02%	9.18%	-9.73%
Net assets, end of period
(in millions)	$190	$164	$128	$116	$102
Ratio of expenses to
average net assets	0.96%	0.95%	0.95%	0.93%	0.96%
Ratio of net investment
income to average
net assets	7.13%	7.99%	8.42%	9.60%	10.02%
Portfolio turnover rate	83%	119%	85%	194%	119%

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL GROWTH PORTFOLIO
(formerly, International Portfolio)

	For the fiscal year ended December 31,
	-----------------------------------------------------------------------
	2004	2003	2002	2001	2000
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$5.8722	$4.7683	$5.8536	$7.8610	$11.9354
	----------	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment income	0.0367	0.0833	0.0227	0.0498	0.0298
Net realized and unrealized gain
(loss) on investments	0.7853	1.1039	(1.0853)	(1.7977)	(2.8531)
	----------	----------	----------	----------	----------
Total from investment operations	0.8220	1.1872	(1.0626)	(1.7479)	(2.8233)
	----------	----------	----------	----------	----------
Less distributions from:
Net investment income	(0.0408)	(0.0833)	(0.0227)	(0.0419)	(0.0186)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.2176)	(1.2325)
	----------	----------	----------	----------	----------
Total distributions	(0.0408)	(0.0833)	(0.0227)	(0.2595)	(1.2511)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$6.6534	$5.8722	$4.7683	$5.8536	$ 7.8610
	======	======	======	======	======
Ratios/Supplemental Data
Total return	14.00%	24.90%	-18.15%	-22.23%	-23.66%
Net assets, end of period
(in millions)	$187	$170	$139	$187	$266
Ratio of expenses to
average net assets	1.20%	1.24%	1.30%	1.25%	1.23%
Ratio of net investment
income to average
net assets	0.59%	1.70%	0.41%	0.71%	0.31%
Portfolio turnover rate	81%	131%	116%	100%	117%

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL VALUE PORTFOLIO
(formerly, International II Portfolio)*

	For the fiscal year ended December 31,
	-----------------------------------------------------------------------
	2004	2003	2002	2001	2000
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$15.8947	$11.0000	$13.4000	$17.6000	$19.4000
	----------	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment income	0.2759	0.2558	0.2000	0.3000	0.3000
Net realized and unrealized gain
(loss) on investments	3.3285	4.8829	(2.6000)	(2.3000)	(0.2000)
	----------	----------	----------	----------	----------
Total from investment operations	3.6044	5.1387	(2.4000)	(2.0000)	0.1000
	----------	----------	----------	----------	----------
Less distributions from:
Net investment income	(0.1850)	(0.2440)	(0.0000)	(0.6000)	(0.3000)
Capital gains	(0.1460)	(0.0000)	(0.0000)	(1.6000)	(1.6000)
	----------	----------	----------	----------	----------
Total distributions	(0.3310)	(0.2440)	(0.0000)	(2.2000)	(1.9000)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$19.1681	$15.8947	$11.0000	$13.4000	$17.6000
	=======	=======	=======	=======	=======
Ratios/Supplemental Data
Total return	22.68%	46.85%	-17.82%	-11.21%	0.81%
Net assets, end of period
(in millions)	$401	$324	$223	$279	$343
Ratio of expenses to
average net assets	1.19%	1.07%(a)	0.99%	0.97%	1.07%
Ratio of net investment
income to average
net assets	1.65%	2.03%(a)	1.87%	1.60%	2.10%
Portfolio turnover rate	31%	35%	33%	39%	47%

*The information shown for periods prior to September 22, 2003 is that for Advantus International Portfolio of Advantus Series Fund, Inc., the predecessor of the International II Portfolio, now known as International Value Portfolio.

(a)As revised, to reflect an adjustment in the calculation of average net assets for the period. Such ratios for expenses and net investment income to average net assets were previously reported as 0.90% and 1.71%, respectively.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

LIMITED-TERM BOND PORTFOLIO

	For the fiscal year ended December 31,
	-----------------------------------------------------------------------
	2004	2003	2002	2001	2000
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$5.6245	$5.6068	$5.4437	$5.1666	$5.0405
	----------	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment income	0.1559	0.1594	0.1327	0.1971	0.3155
Net realized and unrealized gain
(loss) on investments	(0.0651)	0.0176	0.1631	0.2771	0.1261
	----------	----------	----------	----------	----------
Total from investment operations	0.0908	0.1770	0.2958	0.4742	0.4416
	----------	----------	----------	----------	----------
Less distributions from:
Net investment income	(0.1560)	(0.1593)	(0.1327)	(0.1971)	(0.3155)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
	----------	----------	----------	----------	----------
Total distributions	(0.1560)	(0.1593)	(0.1327)	(0.1971)	(0.3155)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$5.5593	$5.6245	$5.6068	$5.4437	$5.1666
	======	======	======	======	======
Ratios/Supplemental Data
Total return	1.61%	3.16%	5.43%	9.21%	8.73%
Net assets, end of period
(in millions)	$79	$74	$47	$16	$6
Ratio of expenses to
average net assets including
voluntary expense waiver	0.87%	0.84%	0.69%	0.38%	0.40%
Ratio of net investment
income to average
net assets including
voluntary expense waiver	2.85%	2.91%	3.97%	5.52%	6.33%
Ratio of expenses to
average net assets excluding
voluntary expense waiver	--*	--*	0.87%	0.88%	0.90%
Ratio of net investment
income to average
net assets excluding
voluntary expense waiver	--*	--*	3.79%	5.02%	5.83%
Portfolio turnover rate	39%	41%	27%	22%	47%

*Because the Portfolio's net assets exceeded $25 million for the entire period, there was no waiver of expenses. Therefore, no ratio is provided.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

MICRO CAP GROWTH PORTFOLIO*

	For the fiscal year ended December 31,
	-----------------------------------------------------------------------
	2004	2003	2002	2001	2000
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$13.4476	$ 8.7000	$15.5000	$17.5000	$25.1000
	----------	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment loss	(0.1794)	(0.1178)	(0.1000)	(0.1000)	(0.1000)
Net realized and unrealized gain
(loss) on investments	1.5310	4.8654	(6.7000)	(1.9000)	(4.4000)
	----------	----------	----------	----------	----------
Total from investment operations	1.3516	4.7476	(6.8000)	(2.0000)	(4.5000)
	----------	----------	----------	----------	----------
Less distributions from:
Net investment income	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(3.1000)
	----------	----------	----------	----------	----------
Total distributions	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(3.1000)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$14.7992	$13.4476	$ 8.7000	$15.5000	$17.5000
	=======	=======	=======	=======	=======
Ratios/Supplemental Data
Total return	10.05%	54.41%	-43.64%	-11.33%	-21.05%
Net assets, end of period
(in millions)	$41	$41	$25	$45	$52
Ratio of expenses to
average net assets including
voluntary expense waiver	1.35%	1.37%(a)	1.34%	1.35%	1.30%
Ratio of net investment
loss to average
net assets including
voluntary expense waiver	-1.26%	-1.17%(b)	-1.10%	-1.00%	-0.46%
Ratio of expenses to
average net assets excluding
voluntary expense waiver	NA	1.51%(a)	1.45%	1.40%	1.35%
Ratio of net investment
loss to average
net assets excluding
voluntary expense waiver	NA	-1.31%(b)	-1.21%	-1.05%	-0.50%
Portfolio turnover rate	65%	74%	68%	71%	103%

*The information shown for periods prior to September 22, 2003 is that for Advantus Micro-Cap Growth Portfolio of Advantus Series Fund, Inc., the predecessor of the Micro Cap Growth Portfolio.

(a)As revised, to reflect an adjustment in the calculation of average net assets for the period. Such ratios of expenses to average net assets were previously reported as 1.07% (including voluntary expense waiver) and 1.18% (excluding voluntary expense waiver), respectively.

(b)As revised, to reflect an adjustment in the calculation of average net assets for the period. Such ratios of net investment income to average net assets were previously reported as -0.92% (including voluntary expense waiver) and -1.02% (excluding voluntary expense waiver), respectively.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

MONEY MARKET PORTFOLIO

	For the fiscal year ended December 31,
	-----------------------------------------------------------------------
	2004	2003	2002	2001	2000
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
	----------	----------	----------	----------	----------
Net investment income	0.0070	0.0051	0.0113	0.0356	0.0571
Less dividends declared	(0.0070)	(0.0051)	(0.0113)	(0.0356)	(0.0571)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
	======	======	======	======	======
Ratios/Supplemental Data
Total return	0.70%	0.52%	1.12%	3.62%	5.87%
Net assets, end of period
(in millions)	$55	$64	$103	$99	$52
Ratio of expenses to
average net assets	0.76%	0.75%	0.75%	0.73%	0.75%
Ratio of net investment
income to average
net assets	0.69%	0.53%	1.13%	3.31%	5.67%

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout the period)

MORTGAGE SECURITIES PORTFOLIO

For the
period from
5-27-04(a)
through
12-31-04
----------------
Per-Share Data
Net asset value,
beginning of period	$5.0000
---------
Income from investment operations:
Net investment income	0.1009
Net realized and unrealized gain
on investments	0.1476
---------
Total from investment operations	0.2485
---------
Less distributions from
net investment income	(0.1009)
capital gains	(0.0685)
---------
Total distributions	(0.1694)
---------
Net asset value,
end of period	$5.0791
=======
Ratios/Supplemental Data
Total return	4.97%
Net assets, end of period (in millions)	$21
Ratio of expenses to average net assets
including voluntary expense waiver	0.71%(b)
Ratio of net investment income to
average net assets including
voluntary expense waiver	4.02%(b)
Ratio of expenses to average net assets
excluding voluntary expense waiver	0.97%(b)
Ratio of net investment income to
average net assets excluding
voluntary expense waiver	3.76%(b)
Portfolio turnover rate	184%

(a)Commencement of operations.

(b)Annualized.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout the period)

REAL ESTATE SECURITIES PORTFOLIO

For the
period from
5-27-04(a)
through
12-31-04
----------------
Per-Share Data
Net asset value,
beginning of period	$5.0000
---------
Income from investment operations:
Net investment income	0.0396
Net realized and unrealized gain
on investments	1.5935
---------
Total from investment operations	1.6331
---------
Less distributions from
net investment income	(0.0349)
capital gains	(0.0806)
---------
Total distributions	(0.1155)
---------

Net asset value,
end of period	$6.5176
=======
Ratios/Supplemental Data
Total return	32.66%
Net assets, end of period (in millions)	$19
Ratio of expenses to average net assets
including voluntary expense waiver	1.21%(b)
Ratio of net investment income to
average net assets including
voluntary expense waiver	2.14%(b)
Ratio of expenses to average net assets
excluding voluntary expense waiver	1.55%(b)
Ratio of net investment income to
average net assets excluding
voluntary expense waiver	1.80%(b)
Portfolio turnover rate	53%

(a)Commencement of operations.

(b)Annualized.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

SCIENCE AND TECHNOLOGY PORTFOLIO

	For the fiscal year ended December 31,
	-----------------------------------------------------------------------
	2004	2003	2002	2001	2000
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$12.3883	$ 9.4961	$12.4927	$14.2542	$22.4087
	----------	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment income (loss)	(0.0751)	(0.0521)	(0.0245)	0.0584	0.1151
Net realized and unrealized gain
(loss) on investments	2.0882	2.9443	(2.9720)	(1.7571)	(4.8532)
	----------	----------	----------	----------	----------
Total from investment operations	2.0131	2.8922	(2.9965)	(1.6987)	(4.7381)
	----------	----------	----------	----------	----------
Less distributions from:
Net investment income	(0.0000)	(0.0000)	(0.0001)	(0.0589)	(0.1151)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0039)	(3.3013)
	----------	----------	----------	----------	----------
Total distributions	(0.0000)	(0.0000)	(0.0001)	(0.0628)	(3.4164)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$14.4014	$12.3883	$ 9.4961	$12.4927	$14.2542
	=======	=======	=======	=======	=======
Ratios/Supplemental Data
Total return	16.25%	30.46%	-23.99%	-11.91%	-21.15%
Net assets, end of period
(in millions)	$322	$268	$195	$267	$295
Ratio of expenses to
average net assets	1.17%	1.16%	1.17%	1.15%	1.14%
Ratio of net investment
income (loss) to average
net assets	-0.59%	-0.52%	-0.23%	0.47%	0.64%
Portfolio turnover rate	107%	116%	92%	93%	94%

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

SMALL CAP GROWTH PORTFOLIO
(formerly, Small Cap Portfolio)

	For the fiscal year ended December 31,
	-----------------------------------------------------------------------
	2004	2003	2002	2001	2000
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$8.4703	$6.2388	$7.9770	$8.1345	$11.6130
	----------	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment income (loss)	(0.0741)	(0.0485)	(0.0458)	(0.0103)	0.0717
Net realized and unrealized gain
(loss) on investments	1.2848	2.2800	(1.6924)	(0.1471)	(1.5051)
	----------	----------	----------	----------	----------
Total from investment operations	1.2107	2.2315	(1.7382)	(0.1574)	(1.4334)
	----------	----------	----------	----------	----------
Less distributions:
From net investment income	(0.0000)	(0.0000)	(0.0000)	(0.0000)*	(0.0717)
From capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0001)	(1.9734)
In excess of realized capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
	----------	----------	----------	----------	----------
Total distributions	(0.0000)	(0.0000)	(0.0000)	(0.0001)	(2.0451)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$9.6810	$8.4703	$6.2388	$7.9770	$ 8.1345
	======	======	======	======	======
Ratios/Supplemental Data
Total return	14.29%	35.77%	-21.79%	-1.93%	-12.35%
Net assets, end of period
(in millions)	$589	$544	$279	$359	$345
Ratio of expenses to
average net assets	1.17%	1.15%	1.15%	1.14%	1.13%
Ratio of net investment
income (loss) to average
net assets	-0.82%	-0.88%	-0.66%	-0.14%	0.68%
Portfolio turnover rate	96%	86%	35%	30%	58%

*Not shown due to rounding.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

SMALL CAP VALUE PORTFOLIO*

	For the fiscal year ended December 31,
	---------------------------------------------------------------------
	2004	2003	2002	2001	2000
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$15.2013	$10.2000	$12.7000	$11.6000	$9.1000
	----------	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment income (loss)	(0.0569)	(0.0364)	(0.0000)	(0.0000)	(0.0000)
Net realized and unrealized gain
(loss) on investments	2.3402	5.0377	(2.5000)	1.8000	2.5000
	----------	----------	----------	----------	----------
Total from investment operations	2.2833	5.0013	(2.5000)	1.8000	2.5000
	----------	----------	----------	----------	----------
Less distributions:
From net investment income	(0.0000)	(0.0000)	(0.0000)	(0.6000)	(0.0000)
From capital gains	(0.8517)	(0.0000)	(0.0000)	(0.1000)	(0.0000)
	----------	----------	----------	----------	----------
Total distributions	(0.8517)	(0.0000)	(0.0000)	(0.7000)	(0.0000)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$16.6329	$15.2013	$10.2000	$12.7000	$11.6000
	=======	=======	=======	=======	=======
Ratios/Supplemental Data
Total return	15.02%	49.48%	-19.98%	15.59%	28.00%
Net assets, end of period
(in millions)	$132	$96	$55	$41	$23
Ratio of expenses to
average net assets including
voluntary expense waiver	1.23%	1.15%(a)	1.10%	1.10%	1.05%
Ratio of net investment
income (loss) to average
net assets including
voluntary expense waiver	-0.43%	-0.34%(b)	-0.43%	-0.16%	0.29%
Ratio of expenses to
average net assets excluding
voluntary expense waiver	NA	1.19%(a)	1.17%	1.22%	1.58%
Ratio of net investment
loss to average
net assets excluding
voluntary expense waiver	NA	-0.38%(b)	-0.50%	-0.28%	-0.24%
Portfolio turnover rate	32%	51%	39%	23%	122%

*The information shown for periods prior to September 22, 2003 is that for Advantus Small Company Value Portfolio of Advantus Series Fund, Inc., the predecessor of the Small Cap Value Portfolio.

(a)As revised, to reflect an adjustment in the calculation of average net assets for the period. Such ratios of expenses to average net assets were previously reported as 0.89% (including voluntary expense waiver) and 0.92% (excluding voluntary expense waiver), respectively.

(b)As revised, to reflect an adjustment in the calculation of average net assets for the period. Such ratios of net investment income to average net assets were previously reported as -0.26% (including voluntary expense waiver) and -0.29% (excluding voluntary expense waiver), respectively.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

VALUE PORTFOLIO

				For the
	For the			period from
	fiscal year			5-1-01(a)
	ended December 31,			through
	2004	2003	2002	12-31-01
	------	------	------	---------
Per-Share Data
Net asset value,
beginning of period	$5.4790	$4.4016	$5.0815	$5.0000
	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment income	0.0619	0.0279	0.0348	0.0198
Net realized and unrealized gain
(loss) on investments	0.7437	1.0774	(0.6799)	0.0815
	----------	----------	----------	----------
Total from investment operations	0.8056	1.1053	(0.6451)	0.1013
	----------	----------	----------	----------
Less distributions from
net investment income	(0.0620)	(0.0279)	(0.0348)	(0.0198)
	----------	----------	----------	----------
Net asset value,
end of period	$6.2226	$5.4790	$4.4016	$5.0815
	======	======	======	======
Ratios/Supplemental Data
Total return	14.70%	25.11%	-12.70%	2.03%
Net assets, end of period
(in millions)	$340	$269	$75	$44
Ratio of expenses to
average net assets
including voluntary
expense waiver	1.03%	1.02%	1.04%	0.84%(b)
Ratio of net investment
income to average
net assets including
voluntary expense
waiver	1.13%	1.06%	0.92%	1.39%(b)
Ratio of expenses to
average net assets
excluding voluntary
expense waiver	---(c)	---(c)	---(c)	1.07%(b)
Ratio of net investment
income to average
net assets excluding
voluntary expense
waiver	---(c)	---(c)	---(c)	1.16%(b)
Portfolio turnover rate	78%	97%	96%	11%

(a)Commencement of operations.
(b)Annualized.
(c)Because the Portfolio's net assets exceeded $25 million for the entire period, there was no waiver of expenses. Therefore, no ratio is provided.

W&R TARGET FUNDS, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217

PROSPECTUS

Custodian
UMB Bank, n. a.
928 Grand Boulevard
Kansas City, Missouri 64106

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue NW
Washington, D. C. 20036

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1010 Grand Boulevard
Kansas City, Missouri 64106-2232

Investment Manager
Waddell & Reed Investment Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

Transfer Agent
Waddell & Reed Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

Accounting Services Agent
Waddell & Reed Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

Our INTERNET address is:
http://www.waddell.com

TABLE OF CONTENTS
An Overview of the Portfolios .......................
Additional Information about Principal
Investment Strategies and Risks....................
The Management of the Portfolios ..................
Purchases and Redemptions .........................
Net Asset Value .......................................
Dividends and Distributions .........................
Financial Highlights ..................................

W&R Target Funds, Inc.
PROSPECTUS

You can get more information about the Portfolios in--

  the Statement of Additional Information (SAI), which contains detailed information about each Portfolio, particularly its investment policies and practices. You may not be aware of important information about a Portfolio unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

  the Annual and Semiannual Reports to Shareholders, which detail each Portfolio's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during the year covered by the report.

To request a copy of the current SAI or copies of the Portfolios' most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual Report may also be requested at request@waddell.com. Additionally, the Prospectus, SAI and Annual and Semiannual Reports for the Portfolios are available on the Waddell & Reed website at www.waddell.com.

Information about the Fund (including its current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C., 20549-0102 You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-942-8090.

The Fund's SEC file number is: 811-5017.

WADDELL & REED, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

W&R TARGET FUNDS, INC.

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

May 1, 2005

STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information (SAI) is not a prospectus. Investors should read this SAI in conjunction with the prospectus for W&R Target Funds, Inc. (Fund) dated May 1, 2005 (Prospectus), which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc. (Waddell & Reed), at the address or telephone number shown above.

         The Financial Statements, including notes thereto, are incorporated herein by reference. They are contained in the Fund's Annual Report to Shareholders, dated December 31, 2004, which may also be obtained from the Fund or Waddell & Reed at the address or telephone number above.

TABLE OF CONTENTS

Fund History
The Fund, Its Investments, Related Risks and Limitations
Management of the Fund
Control Persons and Principal Holders of Securities
Investment Advisory and Other Services
Brokerage Allocation and Other Practices
Proxy Voting Policy
Capital Stock
Purchase, Redemption and Pricing of Shares
Taxation of the Fund
Financial Statements
Appendix A

FUND HISTORY

         W&R Target Funds, Inc. (Fund) was organized as a Maryland corporation on December 2, 1986. Prior to August 31, 1998, the Fund was known as TMK/United Funds, Inc.; prior to October 16, 2000, it was known as Target/United Funds, Inc. The Fund has twenty separate Portfolios (each, a Portfolio, collectively, the Portfolios): Asset Strategy Portfolio, Balanced Portfolio, Bond Portfolio, Core Equity Portfolio (prior to October 16, 2000, known as Income Portfolio), Dividend Income Portfolio, Global Natural Resources Portfolio, Growth Portfolio, High Income Portfolio, International Growth Portfolio (prior to December 1, 2004, known as International Portfolio), International Value Portfolio (prior to December 1, 2004, known as International II Portfolio), Limited-Term Bond Portfolio, Micro Cap Growth Portfolio, Mid Cap Growth Portfolio, Money Market Portfolio, Mortgage Securities Portfolio, Real Estate Securities Portfolio, Science and Technology Portfolio, Small Cap Growth Portfolio (prior to July 18, 2003, known as Small Cap Portfolio), Small Cap Value Portfolio and Value Portfolio. Each Portfolio has its own goal(s) and investment policies.

         THE FUND, ITS INVESTMENTS, RELATED RISKS AND LIMITATIONS

         Each Portfolio is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal. Each Portfolio is a series of the Fund, an open-end, diversified management company. The Fund sells its shares only to the separate accounts of Participating Insurance Companies to fund certain variable life insurance policies and variable annuity contracts (Policies).

         This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Investment Management Company (WRIMCO) or a Portfolio's subadvisor, if applicable, may employ and the types of instruments in which a Portfolio may invest, in pursuit of the Portfolio's goal(s). A summary of the risks associated with instrument types and investment practices is included as well.

         WRIMCO or a subadvisor might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a Fund's investment policies and restrictions. WRIMCO or a subadvisor buys an instrument or uses a technique only if it believes that doing so will help a Portfolio achieve its objective(s).

Asset Strategy Portfolio

         Asset Strategy Portfolio allocates its assets among the following classes, or types, of investments:

         The short-term class includes all types of domestic and foreign securities and money market instruments with remaining maturities of three years or less. WRIMCO will seek to maximize total return within the short-term asset class by taking advantage of yield differentials between different instruments, issuers, and currencies. Short-term instruments may include corporate debt securities, such as commercial paper and notes; U.S. government securities or securities issued by foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency.

         The bond class includes all varieties of domestic and foreign fixed-income securities with maturities greater than three years. WRIMCO seeks to maximize total return within the bond class by adjusting the Portfolio's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon securities, and other intermediate and long-term securities. As with the short-term class, these securities may be denominated in U.S. dollars or foreign currency. The Portfolio may also invest in lower-quality, high-yield debt securities, also known as junk bonds. The Portfolio may not invest, however, more than 35% of its total assets in junk bonds.

         WRIMCO intends to take advantage of yield differentials by considering the purchase or sale of instruments when differentials on spreads between various grades and maturities of such instruments approach extreme levels relative to long-term norms.

         The stock class includes domestic and foreign equity securities of all types (other than adjustable-rate preferred stocks, which are included in the bond class). WRIMCO seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that WRIMCO believes to have superior growth potential and/or value potential. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depository receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located world-wide.

         In making asset allocation decisions, WRIMCO typically evaluates projections of risk, market conditions, economic conditions, volatility, yields, and returns.

         The ability of Asset Strategy Portfolio to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to a general decline.

         Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the price of gold, silver or platinum may fluctuate widely. The sole source of return to Asset Strategy Portfolio from such investments will be gains realized on sales; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. Asset Strategy Portfolio's direct investment in precious metals may be limited by tax considerations. See Taxes below.

High Income Portfolio

         High Income Portfolio may invest in certain high-yield, high-risk, non-investment grade debt securities, or junk bonds. The market for such securities may differ from that for investment grade debt securities. See the discussion below for information about the risks associated with non-investment grade debt securities. See Appendix A to this SAI for a description of bond ratings.

Money Market Portfolio

         Money Market Portfolio may invest in the money market obligations and instruments listed below. Under Rule 2a-7 (Rule 2a-7) of the Investment Company Act of 1940, as amended (the 1940 Act), investments are limited to those that are U.S. dollar denominated and that are rated in one of the two highest rating categories by the requisite nationally recognized statistical rating organization (NRSRO), as defined in Rule 2a-7, or are comparable unrated securities. See Appendix A to this SAI for a description of some of these ratings. In general, Rule 2a-7 also limits investments in securities of any one issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities)) to no more than 5% of the Portfolio's total assets. Investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities are limited to no more than 5% of the Portfolio's total assets, with investments in such securities of any one issuer (except U.S. government securities) being limited to the greater of one percent of the Portfolio's total assets or $1,000,000. Under Rule 2a-7, the Portfolio may only invest in securities with a remaining maturity of not more than 397 calendar days, as further described in the Rule.

         (1) U.S. Government Securities: See the section entitled U.S. Government Securities.

         (2) Bank Obligations and Instruments Secured Thereby: Subject to the limitations described above, time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation. A bank includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated period of time at a fixed rate of interest. At present, bank time deposits are not considered by the Board of Directors or WRIMCO, to be readily marketable. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

         (3) Commercial Paper Obligations Including Variable Rate Master Demand Notes: Commercial paper rated as described above. A variable rate master demand note represents a purchasing/selling arrangement of short-term promissory notes under a letter agreement between a commercial paper issuer and an institutional investor.

         (4) Corporate Debt Obligations: Corporate debt obligations if they are rated as described above. See Appendix A to this SAI for a description of some of these bond ratings.

         (5) Canadian Government Obligations: Obligations of, or obligations guaranteed by, the Government of Canada, a Province of Canada or any agency, instrumentality or political subdivision of that Government or any Province. The Portfolio will not invest in Canadian government obligations if more than 10% of the value of its total assets would then be so invested, subject to the diversification requirements applicable to the Money Market Portfolio.

         (6) Certain Other Obligations: Obligations other than those listed in (1) through (5) (such as municipal obligations) only if any such other obligation is guaranteed as to principal and interest by either a bank or a corporation whose securities the Portfolio is eligible to hold under the Rule.

         The value of the obligations and instruments in which the Portfolio invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Portfolio buys an obligation or instrument, its value may go down; if these rates go down, its value may go up. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

Securities - General

         The main types of securities in which the Portfolios (other than Money Market Portfolio) may invest include common stock, preferred stock, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Portfolio invests may include preferred stock that converts into common stock. The Portfolios may invest in preferred stock rated in any rating category of the established rating services or, if unrated, judged by WRIMCO or a subadvisor to be of equivalent quality. In the case of "split-rated" securities, which result when nationally-recognized rating agencies rate the security at different rating levels (for example, BBB by Standard & Poor's, a division of McGraw-Hill Companies, Inc. (S&P) and Ba by Moody's Investors Service (Moody's)), it is the Portfolios' general policy to classify such securities at the higher rating level where, in the judgment of WRIMCO or a subadvisor, such classification reasonably reflects the security's quality and risk. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

         Subject to its investment restrictions, a Portfolio may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (securities rated D by S&P and D by Moody's). Debt securities rated D by S&P or D by Moody's are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by Moody's are considered to be investment grade debt securities; however, securities rated BBB or Baa may have speculative characteristics. In addition, a Portfolio will treat unrated securities judged by WRIMCO or a subadvisor to be of equivalent quality to a rated security as having that rating.

         Lower quality debt securities, or junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's or a subadvisor's research and credit analysis are an especially important part of managing securities of this type held by a Portfolio. WRIMCO or a subadvisor continuously monitors the issuers of lower-rated debt securities in each portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the shareholders of the affected Portfolio(s).

         While credit ratings are only one factor WRIMCO or a subadvisor relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Portfolio may retain a portfolio security whose rating has been changed.

         The Portfolios may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

         The Portfolios may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

         The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's offering document. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on a Portfolio's ability to achieve its investment objectives.

         The Portfolios may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

     Bank Deposits

         Among the other debt securities in which the Portfolios may invest are deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks) of varying maturities. The Federal Deposit Insurance Corporation insures the principal of certain such deposits, currently to the extent of $100,000 per bank. Bank deposits are not marketable, and a Portfolio may invest in them only within the limitations on investments in illiquid securities (as disclosed for each Portfolio under Investment Restrictions and Limitations), unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

    Borrowing

         Each of the Portfolios, other than Small Cap Growth Portfolio, may borrow money, but only from banks and only for emergency or extraordinary purposes. Small Cap Growth Portfolio may also borrow money, only from banks, to purchase securities and only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing.

         Interest on money borrowed is an expense a Portfolio would not otherwise incur, so that it may have reduced net investment income during periods of outstanding borrowings. As such, its share price may be subject to greater fluctuation until the borrowing is paid off.

    Foreign Securities and Currencies

         All Portfolios, other than Limited-Term Bond, may invest in the securities of foreign issuers, including depository receipts. In general, depository receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depository receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American Depository Receipts, in registered form, are U.S. dollar-denominated receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. International depository receipts and European depository receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depository receipts are more recently developed receipts designed to facilitate the trading of foreign issuers by U.S. and non-U.S. investors and traders.

         WRIMCO or a subadvisor believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO or a subadvisor believes that a Portfolio's ability to invest assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

         However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

         International Value Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Portfolio converts assets from one currency to another. Further, the Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Portfolio must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If the Portfolio holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Portfolio may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO or a subadvisor will be able to anticipate these potential events or counter their effects.

         The considerations noted above generally are intensified in developing countries. A developing country is a nation that, in WRIMCO's or a subadvisor's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

         In particular, International Value Portfolio may invest in securities issued by governments, governmental agencies and companies located in developing market countries. International Value Portfolio's subadvisor considers countries having developing markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, the countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan and Switzerland. In addition, developing market securities means (i) securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries or (iii) securities of companies organized under the laws of, and with a principal office in, a developing market country. International Value Portfolio will at all times, except during temporary defensive periods, maintain investments in at least three countries having developing markets.

         Investments In Russia. International Value Portfolio may invest in securities of Russian companies, which involves risks and special considerations not typically associated with investing in United States securities markets. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally controlled command system to a market-oriented, democratic model. The Portfolio may be affected unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions and other political and economic developments in the law or regulations in Russia and, in particular, the risks of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership.

         The planned economy of the former Soviet Union was run with qualitatively different objectives and assumptions from those prevalent in a market system and Russian businesses do not have any recent history of operating within a market-oriented economy. In general, relative to companies operating in Western economies, companies in Russian are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia's continued attempts to move toward a more market-oriented economy. Russia's economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devaluing currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted.

         The Russian securities markets are substantially smaller, less liquid and significantly more volatile than the securities markets in the United States. In addition, there is little historical data on these securities markets because they are of recent origin. A substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges and over-the-counter markets. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading volume. Although evolving rapidly, even the largest of Russia's stock exchanges are not well developed compared to Western stock exchanges. The actual volume of exchange-based trading in Russia is low and active on-market trading generally occurs only in the shares of a few private companies. Most secondary market trading of equity securities occurs through over-the-counter trading facilitated by a growing number of licensed brokers. Shares are traded on the over-the-counter market primarily by the management of enterprises, investment funds, short-term speculators and foreign investors. The securities of Russian companies are mostly traded over-the-counter and, despite the large number of stock exchanges, there is still no organized public market for such securities. This may increase the difficulty of valuing the Portfolio's investments. No established secondary markets may exist for many of the securities in which the Portfolio may invest. Reduced secondary market liquidity may have an adverse effect on market price and the Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for securities may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging country securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

         Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration transactions are subject to significant risks not normally associated with investments in the United States and other more developed markets. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or in certain limited cases by formal share certificates. However, there is not a central registration system and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for the Portfolio to lose its registration through fraud, negligence and even mere oversight. The laws and regulations in Russia affecting Western investment business continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, applicable to the Portfolio's activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Portfolio. There is still lacking a cohesive body of law and precedents normally encountered in business environments. Foreign investment in Russian companies is, in certain cases, legally restricted. Sometimes these restrictions are contained in constitutional documents of an enterprise that are not publicly available. Russian foreign investment legislation currently guarantees the right of foreign investors to transfer abroad income received on investments such as profits, dividends and interest payments. This right is subject to settlement of all applicable taxes and duties. However, more recent legislation governing currency regulation and control guarantees the right to export interest, dividends and other income on investments, but does not expressly permit the repatriation of capital from the realization of investments. Current practice is to recognize the right to repatriation of capital. Authorities currently do not attempt to restrict repatriation beyond the extent of the earlier law. No guarantee can be made, however, that amounts representing realization of capital of income will be capable of being remitted. If, for any reason, the Portfolio were unable to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Portfolio would not qualify for the favorable U.S. federal income tax treatment afforded to regulated investment companies, or, even if it did so qualify, it might become liable for income and excise taxes on undistributed income.

         Russian courts lack experience in commercial dispute resolution and many of the procedural remedies for enforcement and protection of legal rights typically found in Western jurisdictions are not available in Russia. There remains uncertainty as to the extent to which local parties and entities, including Russian state authorities, will recognize the contractual and other rights of the parties with which they deal. Accordingly, there will be difficulty and uncertainty in the Portfolio's ability to protect and enforce its rights against Russian state and private entities. There is also no assurance that the Russian courts will recognize or acknowledge that the Portfolio has acquired title to any property or securities in which the Portfolio invests, or that the Portfolio is the owner of any property or security held in the name of a nominee which has acquired such property or security on behalf of the Portfolio, because there is at present in Russia no reliable system or legal framework regarding the registration of titles. There can be no assurance that this difficulty in protecting and enforcing rights in Russia will not have a material adverse effect on the Portfolio and its operations. Difficulties are likely to be encountered enforcing judgments of foreign courts within Russia or of Russian courts in foreign jurisdictions due to the limited number of countries which have signed treaties for mutual recognition of court judgments with Russia.

         Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

         Each of the Portfolios (other than Money Market Portfolio and Limited-Term Bond Portfolio) may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See Options, Futures Contracts and Other Strategies -- Forward Currency Contracts.

         As a general rule, the country assigned to a security is the issuer's country of domicile, as reflected by a third party source (e.g., Bloomberg). However, pursuant to adopted procedures, WRIMCO or a subadvisor may request a different country designation due to certain identified circumstances, including: (i) the country in which the security is principally traded (determined based on a percentage of the total volume traded); or (ii) the country from which the issuer, during the issuer's most recent fiscal year, derived at least 50% of its revenues or profits (from goods produced or sold, investments made, or services performed) or that have at least 50% of their assets in that country or region. The request to change a security's country designation must be delivered to the Funds' Treasurer and to the Funds' Chief Compliance Officer for approval.

         Investments in obligations of domestic branches of foreign banks will not be considered to be foreign securities if WRIMCO or a subadvisor has determined that the nature and extent of federal and state regulation and supervision of the branch in question is substantially equivalent to federal or state chartered domestic banks doing business in the same jurisdiction.

     Illiquid Investments

         Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1)	repurchase agreements not terminable within seven days;

(2)	restricted securities not determined to be liquid pursuant to guidelines established by or under the direction of the Funds' Board of Directors;

(3)	non-government stripped fixed-rate mortgage-backed securities;

(4)	bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;

(5)

over-the-counter (OTC) options (options not traded on an exchange) and their underlying collateral, unless the Board of Directors or its delegate determines that the options are liquid after review of all the relevant facts and circumstances;

(6)	securities for which market quotations are not readily available;

(7)	securities involved in swaps, caps, floor and collar transactions; and

(8)	direct debt instruments.

         The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         If through a change in values, net assets, or other circumstances, a Portfolio were in a position where more than 10% or 15% (see Investment Restrictions and Limitations for each Portfolio) of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

    Indexed Securities

         Each Portfolio may purchase indexed securities subject to each Portfolio's operating policy regarding derivative instruments and subject, in the case of Money Market Portfolio only, to the requirements of Rule 2a-7. Indexed securities are securities the value of which varies in relation to the value of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators,. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or whose coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. WRIMCO or a subadvisor will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of Asset Strategy Portfolio's investment allocations, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid.

    Investment Company Securities

         Each Portfolio (other than Money Market Portfolio) may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act. As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

         Closed-End Investment Companies. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, each Portfolio (other than Money Market Portfolio) may invest in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for some of the Portfolios, including International Value Portfolio, to invest indirectly in certain developing markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values.

         Exchange Traded Funds. Each Portfolio (other than Money Market Portfolio) may invest in Exchange Traded Funds (ETFs) as a means of tracking the performance of a designated stock index while maintaining liquidity. For example, a Fund may invest in S&P 500 Depositary Receipts (SPDRs), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts (MidCap SPDRs), which track the S&P MidCap 400 Index; and "Dow Industrial Diamonds," which track the Dow Jones Industrial Average, or in other ETFs which track indexes, provided that such investments are consistent with a Portfolio's investment objective as determined by WRIMCO or a subadvisor. Each of these securities represents shares of ownership of a long-term unit investment trust that holds all of the stock included in the relevant underlying index. Since most ETFs are a type of investment company, the Portfolios' purchases of ETF shares are subject to the non-fundamental investment restrictions regarding investments in other investment companies.

         ETFs carry a price which equals a specified fraction of the value of the designated index and are exchange traded. As with other equity transactions, brokers charge a commission in connection with the purchase of ETFs. In addition, an asset management fee is charged in connection with the underlying unit investment trust (which is in addition to the asset management fee paid by a Portfolio).

         Trading costs for ETFs are somewhat higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of a Portfolio's assets to track the return of a particular stock index.

         Investments in an ETF generally present the same primary risks as investments in a conventional fund, which are not exchange traded. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETFs shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

    Lending Securities

         Securities loans may be made on a short-term or long-term basis for the purpose of increasing a Portfolio's income. If a Portfolio lends securities, the borrower pays the Portfolio an amount equal to the dividends or interest on the securities that the Portfolio would have received if it had not lent the securities. The Portfolio also receives additional compensation. Under a Portfolio's current securities lending procedures, the Portfolio may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO or a subadvisor.

         Any securities loans that a Portfolio makes must be collateralized in accordance with applicable regulatory requirements (Guidelines). At the time of each loan, a Portfolio must receive collateral equal to no less than 100% of the market value of the securities loaned. Under the present Guidelines, the collateral must consist of cash or U.S. government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral.

         There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Portfolio to receive interest on the investment of the cash collateral or to receive interest on the U.S. government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

         The letters of credit that a Portfolio may accept as collateral are agreements by banks (other than the borrowers of the Portfolio's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Portfolio, while the letter is in effect, amounts demanded by the Portfolio if the demand meets the terms of the letter. The Portfolio's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Portfolio's custodian bank) must be satisfactory to WRIMCO or a subadvisor.

         The Portfolios will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Portfolio within five business days after the Portfolio gives notice to do so. If a Portfolio loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. A Portfolio may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

         Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to: (1) whom securities may be loaned; (2) the investment of cash collateral; or (3) voting rights.

         There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, as well as risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower fail financially.

    Loans and Other Direct Debt Instruments

         Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Asset Strategy Portfolio may invest in direct debt instruments, subject to its policies regarding the quality of debt securities.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If Asset Strategy Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio's share price and yield could be adversely affected. Loans that are fully secured offer the Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

         Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Portfolio. For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Portfolio in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Portfolio relies on WRIMCO's or a subadvisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

         A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Portfolio has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Portfolio were determined to be subject to the claims of the agent's general creditors, the Portfolio might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

         Investments in direct debt instruments may entail less legal protection for the Portfolio. Direct indebtedness purchased by the Portfolio may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Portfolio to pay additional cash on demand. These commitments may have the effect of requiring the Portfolio to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

         For purposes of the limitations on the amount of total assets that Asset Strategy Portfolio will invest in any one issuer or in issuers within the same industry, the Portfolio generally will treat the borrower as the issuer of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, Securities and Exchange Commission (SEC) interpretations require the Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

    Mortgage-Backed and Asset-Backed Securities

         Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

         The U.S. government mortgage-backed securities in which the Portfolios may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

         The Portfolios may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and a Portfolio may invest in them if WRIMCO or a subadvisor determines they are consistent with the Portfolio's goal(s) and investment policies.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

         For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

         Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

         Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

         The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

         The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

         Direct Investments In Mortgages - Whole Loans. Mortgage Securities Portfolio and Real Estate Securities Portfolio may each invest up to 10% of the value of its net assets directly in mortgages securing residential or commercial real estate (i.e., the Portfolio becomes the mortgagee). Such investments are not "mortgage-related securities" as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans".) The vendor of such mortgages receives a fee from a Portfolio for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as a Portfolio, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Portfolio. At present, such investments are considered to be illiquid by WRIMCO or subadvisor, as the case may be. The Portfolio will invest in such mortgages only if WRIMCO or the subadvisor has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and the relationship between loan value and market value) that the purchase of the mortgages should not represent a significant risk of loss to the Portfolio.

    Mortgage Dollar Rolls

         In connection with its ability to purchase securities on a when-issued or forward commitment basis, each of Mortgage Securities Portfolio and Real Estate Securities Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, a Portfolio gives up the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. A Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the ability of WRIMCO or the subadvisor to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by a Portfolio while remaining substantially fully invested increases the amount of the Portfolio's assets that are subject to market risk to an amount that is greater than the Portfolio's net asset value, which could result in increased volatility of the price of the Portfolio's shares.

    Municipal Obligations

         Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. In general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. Industrial development bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality is generally dependent on the credit standing of the company involved.

    Natural Resources and Physical Commodities

         Since Global Natural Resources Portfolio normally invests a substantial portion of its assets in securities of companies engaged in natural resources activities, that Portfolio may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Portfolio's securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Portfolio's investments, the Portfolio's subadvisor will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

         Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the U.S. are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations may also hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

         Global Natural Resources Portfolio's investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time. On the other hand, investments in precious metals coins or bullion could help to moderate fluctuations in the value of the Portfolio's holdings, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals. Because precious metals and other commodities do not generate investment income, however, the return on such investments will be derived solely from the appreciation and depreciation on such investments. The Portfolio may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When the Portfolio purchases a precious metal, the Portfolio's subadvisor currently intends that it will only be in a form that is readily marketable. Under current U.S. tax law, the Portfolio may not receive more than 10% of its yearly income from gains resulting from selling precious metals or any other physical commodity. Accordingly, the Portfolio may be required to hold its precious metals or sell them at a loss, or to sell its securities at a gain, when for investment reasons it would not otherwise do so.

    Options, Futures and Other Strategies

         General. WRIMCO or a subadvisor may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) to attempt to enhance income or yield or to attempt to hedge a Portfolio's investments. The strategies described below may be used in an attempt to manage the risks of a Portfolio's investments that can affect fluctuation in its net asset value (NAV).

         Generally, a Portfolio (other than Money Market Portfolio) may purchase and sell any type of Financial Instrument. However, as an operating policy, a Portfolio will only purchase or sell a particular Financial Instrument if the Portfolio is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since each Portfolio (other than Money Market Portfolio and Limited-Term Bond Portfolio) is authorized to invest in foreign securities denominated in other currencies, each such Portfolio may purchase and sell foreign currency derivatives.

         Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Portfolio's portfolio. Thus, in a short hedge, the Portfolio takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

         Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge, the Portfolio takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Portfolio does not own a corresponding security and, therefore, the transaction does not relate to a security the Portfolio owns. Rather, it relates to a security that the Portfolio intends to acquire. If the Portfolio does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Portfolio's holdings is the same as if the transaction were entered into for speculative purposes.

         Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Portfolio owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Portfolio has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

         The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (CFTC). The Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and the regulations thereunder and, therefore, are not subject to registration or regulation as a commodity pool operator under such Act. In addition, a Portfolio's ability to use Financial Instruments is limited by tax considerations. See Taxation of the Fund.

         In addition to the instruments, strategies and risks described below, WRIMCO or a subadvisor expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO or a subadvisor may utilize these opportunities to the extent that they are consistent with a Portfolio's objective(s) and permitted by a Portfolio's investment limitations and applicable regulatory authorities. A Portfolio might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Portfolios' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

         Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

         (1)         Successful use of most Financial Instruments depends upon WRIMCO's or a subadvisor's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

         (2)         There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Portfolio's current or anticipated investments exactly. A Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         (3)         If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Portfolio entered into a short hedge because WRIMCO or a subadvisor projected a decline in the price of a security in the Portfolio's holdings, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not attempted to hedge at all.

         (4)         As described below, a Portfolio might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Portfolio were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time.

         (5)         A Portfolio's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Portfolio.

         Cover. Transactions using Financial Instruments, other than purchased options, expose a Portfolio to an obligation to another party. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

         Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or to segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

         The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Portfolio to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would expect to suffer a loss.

         Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

         Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Portfolio will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

         A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Portfolio to realize profits or limit losses on an option position prior to its exercise or expiration.

         A type of put that a Portfolio may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Portfolio. An optional delivery standby commitment gives the Portfolio the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

         Risks of Options on Securities. Options offer large amounts of leverage, which will result in a Portfolio's NAV being more sensitive to changes in the value of the related instrument. Each Portfolio may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Portfolio purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefit of the transaction.

         A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

         If a Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

         Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When a Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Portfolio's exercise of the put, to deliver to the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Portfolio writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

         Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when a Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Portfolio can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         Even if a Portfolio could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Portfolio as the call writer will not learn that the Portfolio has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If a Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

         OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Portfolio great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         Generally, OTC foreign currency options used by a Portfolio are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

         Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

         In addition, futures contract strategies can be used to manage the average duration of a Portfolio's fixed-income portfolio. If WRIMCO or a subadvisor wishes to shorten the average duration of a Portfolio's fixed-income portfolio, the Portfolio may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO or a subadvisor wishes to lengthen the average duration of a Portfolio's fixed-income portfolio, the Portfolio may buy a debt futures contract or a call option thereon, or sell a put option thereon.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Portfolio is required to deposit initial margin in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

         Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

         Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO or a subadvisor may still not result in a successful transaction. WRIMCO or a subadvisor may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

         Index Futures. The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a Portfolio's holdings diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Portfolio will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, a Portfolio may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Portfolio has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

         Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

         To the extent that a Portfolio enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Portfolio's holdings, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Portfolio's total assets that are at risk in futures contracts, options on futures contracts and currency options.

         Foreign Currency Hedging Strategies -- Special Considerations. Each Portfolio (other than Money Market Portfolio and Limited-Term Bond Portfolio) may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Portfolio's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         A Portfolio might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Portfolio may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO or a subadvisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

         The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Portfolio could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

         Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         Forward Currency Contracts. Each Portfolio (other than Money Market Portfolio and Limited-Term Bond Portfolio) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         Such transactions may serve as long hedges; for example, a Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

         A Portfolio may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Portfolio owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Portfolio could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         A Portfolio also may use forward currency contracts to attempt to enhance income or yield. The Portfolio could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO or a subadvisor believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Portfolio owned securities denominated in a foreign currency and WRIMCO or a subadvisor believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward currency contracts are individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency (such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Portfolio's commitment to purchase the new (more favorable) currency is limited to the market value of the Portfolio's securities denominated in the old (less favorable) currency. Because these transactions are not entered into for hedging purposes, the Portfolio's custodian bank maintains, in a separate account of the Portfolio, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

         The cost to a Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Portfolio will be served.

         Successful use of forward currency contracts depends on WRIMCO's or a subadvisor's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Portfolio's exposure to changes in currency exchange rates and could result in losses to the Portfolio if currencies do not perform as WRIMCO or a subadvisor anticipates. There is no assurance that WRIMCO's or a subadvisor's use of forward currency contracts will be advantageous to a Portfolio or that WRIMCO or a subadvisor will hedge at an appropriate time.

         Combined Positions. A Portfolio may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Turnover. A Portfolio's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Portfolio, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Portfolio has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Portfolio may also cause the sale of related investments, also increasing turnover; although such exercise is within the Portfolio's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

         Swaps, Caps, Floors and Collars. Each Portfolio (other than Money Market Portfolio) may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive cash flows on a notional principal amount, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

         Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price and yield because these agreements may affect the Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

         Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps, floors and collars have an effect similar to buying or writing options.

         The creditworthiness of firms with which a Portfolio enters into swaps, caps, floors or collars will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Portfolio's custodian that satisfies the requirements of the 1940 Act. Each Portfolio will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Portfolio. WRIMCO and the Portfolios believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

     Real Estate Investment Trusts

         Real Estate Securities Portfolio may invest in securities issued by real estate investment trusts. A real estate investment trust (REIT) is a corporation or a business trust that would otherwise be taxed as a corporation, which meets certain requirements of the Internal Revenue Code of 1986, as amended (the Code). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, and gains from sale of real estate assets), and must distribute to shareholders annually 95% or more of its taxable income. Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and U.S. government securities.

         REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the Portfolio investments in REITs will consist of equity REITs.

    Repurchase Agreements

         Each of the Portfolios may purchase securities subject to repurchase agreements, subject to its limitation on investment in illiquid investments. See Investment Restrictions and Limitations. A repurchase agreement is an instrument under which a Portfolio purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

         The majority of repurchase agreements in which a Portfolio will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that a Portfolio may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Portfolio. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. A Portfolio's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Portfolio's custodian bank or by a third party that qualifies as a custodian under section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO.

     Restricted Securities

         Each of the Portfolios may invest in restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

         There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent a Portfolio from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which a Portfolio seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, for example Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See Illiquid Investments.

    Short Sales Against The Box

         Each of International Value Portfolio, Micro Cap Growth Portfolio, Mortgage Securities Portfolio, Real Estate Securities Portfolio and Small Cap Value Portfolio may sell securities "short against the box;" provided, however, that the Portfolio's aggregate short sales prices may not, at the time of any short sale, exceed 10% of its total assets. Whereas a short sale is the sale of a security a Portfolio does not own, a short sale is "against the box" if, at all times during which the short position is open, the Portfolio owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. None of the Portfolios has any present intention to sell securities short in this fashion.

     U.S. Government Securities

         Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities) are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

         U.S. government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Freddie Mac, Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

         Securities issued or guaranteed by U.S. government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Other securities, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. A Portfolio will invest in securities of agencies and instrumentalities only if WRIMCO or a subadvisor is satisfied that the credit risk involved is acceptable.

         U.S. government securities may include mortgage-backed securities issued by U.S. government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit.

    Variable or Floating Rate Instruments

         Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

    Warrants and Rights

         Each Portfolio (other than Money Market Portfolio) may invest in warrants and rights. Warrants are options to purchase equity securities at specified prices for a specific period of time. The prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They are also generally less liquid than an investment in the underlying shares.

         Warrants With Cash Extractions. International Value Portfolio may also invest up to 5% of its total assets in warrants used in conjunction with the cash extraction method. If an investor wishes to replicate an underlying share, the investor can use the warrant with cash extraction method by purchasing warrants and holding cash. The cash component would be determined by subtracting the market price of the warrant from the underlying share price.

         For example, assume one share for company "Alpha" has a current share price of $40 and issued warrants can be converted one for one share at an exercise price of $31 exercisable two years from today. Also assume that the market price of the warrant is $10 ($40 - $31 + $1) because investors are willing to pay a premium ($1) for previously stated reasons. If an investor wanted to replicate an underlying share by engaging in a warrant with cash extraction strategy, the amount of cash the investor would need to hold for every warrant would be $30 ($40 - $10 = $30). A warrant with cash extraction is, thus, simply a synthetically created quasi-convertible bond.

         If an underlying share issues no or a low dividend and has an associated warrant with a market price that is low relative to its share price, a warrant with cash extraction may provide attractive cash yields and minimize capital loss risk, provided the underlying share is also considered a worthy investment. For example, assume Alpha's share is an attractive investment opportunity and its share pays no dividend. Given the information regarding Alpha provided above, also assume that short-term cash currently yields 5% per year and that the investor plans to hold the investment at least two years, barring significant near-term capital appreciation. If the share price were to fall below $30, the warrant with cash extraction strategy would yield a lower loss than the underlying share because an investor cannot lose more than the purchase cost of the warrant (capital risk minimized). The cash component for this strategy would yield $3.08 after two years (compound interest). The total value of the underlying investment would be $43.08 versus $40.00 for the non-yielding underlying share (attractive yield). Finally, it is important to note that this strategy will not be pursued if it is not economically more attractive than underlying shares.

    When-Issued and Delayed-Delivery Transactions

         Each Portfolio may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case, payment and delivery for the securities take place at a future date. The securities so purchased or sold by a Portfolio are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when-issued or delayed-delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to a Portfolio until delivery and payment are completed. When a Portfolio makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When a Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. When a Portfolio makes a commitment to sell securities on a delayed basis, it will record the transaction and thereafter value the securities at the sales price in determining the Portfolio's NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Portfolios could miss a favorable price or yield opportunity, or could suffer a loss.

         Ordinarily, a Portfolio purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered and before it has paid for them (the settlement date), a Portfolio may sell the securities if WRIMCO or a subadvisor decided it was advisable to do so for investment reasons. The Portfolio will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal in value to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

         Mortgage Securities Portfolio may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Portfolio may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for a Portfolio to "roll over" its purchase commitment, the Portfolio may receive a negotiated fee. These transactions, referred to as "mortgage dollar rolls," are entered into without the intention of actually acquiring securities. For a description of mortgage dollar rolls and the Portfolios that may invest in such transactions, see Mortgage Dollar Rolls.

         The purchase of securities on a when-issued or forward commitment basis exposes a Portfolio to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Portfolio's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Portfolio's assets that are subject to market risk to an amount that is greater than the Portfolio's net asset value, which could result in increased volatility of the price of the Portfolio's shares. No more than 30% of the value of Mortgage Securities Portfolio's total assets will be committed to when-issued or forward commitment transactions, and of such 30%, no more than two-thirds (i.e., 20% of its total assets) may be invested in mortgage dollar rolls.

    Zero Coupon Securities

         Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

         A Portfolio may invest in zero coupon securities that are stripped U.S. Treasury notes and bonds, zero coupon bonds of corporate issuers and other securities that are issued with original issue discount (OID). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Portfolio will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends paid to its shareholders. Those dividends will be paid from a Portfolio's cash assets or by liquidation of portfolio securities, if necessary, at a time when a Portfolio otherwise might not have done so.

         A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

         The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

    Defensive Purposes

         For temporary or defensive purposes, each Portfolio may invest in cash or cash items. The "cash items" in which each Portfolio may invest, include short-term obligations such as rated commercial paper and variable amount master demand notes; U. S. dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the U. S. government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of the Portfolio; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term U. S. dollar-denominated obligations.

Investment Restrictions and Limitations

         Certain of the Portfolios' investment restrictions and other limitations are described in this SAI.

         Fundamental Investment Restrictions and Limitations

         The following are each Portfolio's fundamental investment limitations set forth in their entirety, which cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Portfolio shareholders, by the lesser of (1) the holders of 67% or more of the Portfolio's shares represented at the meeting, if more than 50% of the Portfolio's outstanding shares are present in person or by proxy or (2) more than 50% of the Portfolio's outstanding shares.

         The following are fundamental policies of Balanced Portfolio, Bond Portfolio, Core Equity Portfolio, Growth Portfolio, High Income Portfolio, International Growth Portfolio, Limited-Term Bond Portfolio, Money Market Portfolio, Science and Technology Portfolio, Small Cap Growth Portfolio and Value Portfolio and may not be changed without shareholder approval. Each of Balanced Portfolio, Bond Portfolio, Core Equity Portfolio, Growth Portfolio, High Income Portfolio, International Growth Portfolio, Limited-Term Bond Portfolio, Money Market Portfolio, Science and Technology Portfolio, Small Cap Growth Portfolio and Value Portfolio may not:

(1)	Issue senior securities (except that each Portfolio may borrow money as described below);

(2)

Purchase or sell physical commodities; however, this policy shall not prevent a Portfolio other than Money Market Portfolio from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

(3)	Buy real estate or any nonliquid interests in real estate investment trusts;

(4)

Make loans, except loans of portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act, and a Portfolio may buy debt securities and other obligations consistent with its goal(s) and its other investment policies and restrictions;

The following interpretation applies to, but is not part of, this fundamental restriction: a Portfolio's investments in master notes and similar instruments will not be considered to be the making of a loan.

(5)	Invest for the purpose of exercising control or management of other companies;

(6)

Sell securities short (unless, for a Portfolio other than Money Market Portfolio, it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that, for a Portfolio other than Money Market Portfolio, (1) this policy does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

(7)	Engage in the underwriting of securities, except insofar as it may be deemed an underwriter in selling shares of a Portfolio and except as it may be deemed such in the sale of restricted securities;

(8)

Except for Small Cap Growth Portfolio (see Borrowing), borrow money except from banks as a temporary measure or for extraordinary or emergency purposes and not for investment purposes, and only up to 5% of the value of a Portfolio's total assets; or

(9)

With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and government securities as defined in the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer; or, except for Money Market Portfolio, buy a security if more than 25% of its assets would then be invested in securities of companies in any one industry (U.S. government securities are not included in this restriction); provided, however, that Science and Technology Portfolio may invest more than 25% of its assets in securities of companies in the science and technology industries.

         The following are additional fundamental policies of Money Market Portfolio that may not be changed without shareholder approval. Money Market Portfolio may not:

(1)	Engage in arbitrage transactions; or

(2)	Pledge, mortgage or hypothecate assets as security for indebtedness except to secure permitted borrowings.

The following are fundamental policies of Asset Strategy Portfolio and may not be changed without shareholder approval. Asset Strategy Portfolio may not:

(1)

With respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of such issuer;

(2)

Issue bonds or any other class of securities preferred over shares of the Portfolio in respect to the Portfolio's assets or earnings, provided that the Portfolio may issue additional classes of shares in accordance with the Fund's Articles of Incorporation;

(3)

Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

(4)

Borrow money, except that the Portfolio may borrow money for emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. For purposes of this limitation, three days means three days, exclusive of Sundays and holidays;

(5)

Underwrite securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(6)

Purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;

(7)

Invest in real estate limited partnerships or purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing and selling securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the Portfolio from purchasing interests in pools of real estate mortgage loans);

(8)

Purchase or sell physical commodities, except that the Portfolio may purchase and sell precious metals for temporary, defensive purposes; however, this policy shall not prevent the Portfolio from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments; or

(9)

Make loans, except (a) by lending portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act; (b) through the purchase of debt securities and other obligations consistent with its goal and other investment policies and restrictions; and (c) by engaging in repurchase agreements with respect to portfolio securities.

         The following are fundamental policies of International Value Portfolio, Micro Cap Growth Portfolio and Small Cap Value Portfolio, and may not be changed without shareholder approval. Each of International Value Portfolio, Micro Cap Growth Portfolio and Small Cap Value Portfolio may not:

(1)

With respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of such issuer;

(2)

Issue bonds or any other class of securities preferred over shares of the Portfolio in respect to the Portfolio's assets or earnings, provided that the Portfolio may issue additional classes of shares in accordance with the Fund's Articles of Incorporation;

(3)

Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

(4)

Borrow money, except that the Portfolio may borrow money for temporary, emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets less liabilities (other than borrowings) will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(5)

Underwrite securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(6)

Purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;

(7)

Invest in real estate limited partnerships or purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing and selling securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the Portfolio from purchasing interests in pools of real estate mortgage loans);

(8)

Purchase or sell physical commodities; however, this policy shall not prevent the Portfolio from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments; or

(9)

Make loans, except that the Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies, lend Portfolio securities in accordance with its investment objective and policies and enter into repurchase agreements, to the extent allowed, and in accordance with the requirements, under the 1940 Act. For purposes of this restriction, the participation of the Portfolio in a credit facility whereby the Portfolio may directly lend and borrow money for temporary purposes, provided that the loans are made in accordance with an order of exemption from the SEC and any conditions thereto, will not be considered the making of a loan.

         The following are fundamental policies of Dividend Income Portfolio, and may not be changed without shareholder approval. Dividend Income Portfolio may not:

(1)	Buy real estate nor any nonliquid interests in real estate investment trusts;

(2)

With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and government securities as defined in the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer;

(3)	Buy the securities of companies in any one industry if more than 25% of the Portfolio's total assets would then be in companies in that industry;

(4)

Make loans, except that the Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies, lend Portfolio securities in accordance with its investment objective and policies and enter into repurchase agreements, to the extent allowed, and in accordance with the requirements, under the 1940 Act. For purposes of this restriction, the participation of the Portfolio in a credit facility whereby the Portfolio may directly lend and borrow money for temporary purposes, provided that the loans are made in accordance with an order of exemption from the SEC and any conditions thereto, will not be considered to be the making of a loan;

The following interpretation applies to, but is not part of, this fundamental restriction: the Portfolio's investments in master notes and similar instruments will not be considered to be the making of a loan.

(5)	Invest for the purpose of exercising control or management of other companies;

(6)	Participate on a joint, or a joint and several, basis in any trading account in any securities;

(7)

Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

(8)	Engage in the underwriting of securities of other issuers;

(9)

Borrow for leveraging or investment. The Portfolio may borrow money for temporary, emergency or extraordinary purposes in an amount not exceeding 33 1/3% of the value of its total assets less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets less liabilities (other than borrowings) will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(10)

Purchase or sell physical commodities; however, this policy shall not prevent the Portfolio from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments; or

(11)	Issue senior securities.

         The following are fundamental policies of Mortgage Securities Portfolio and Real Estate Securities Portfolio, and may not be changed without shareholder approval. Each of Mortgage Securities Portfolio and Real Estate Securities Portfolio may not:

(1)

With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and government securities as defined in the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer;

(2)

Make loans, except that the Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies, lend Portfolio securities in accordance with its investment objective and policies and enter into repurchase agreements, to the extent allowed, and in accordance with the requirements, under the 1940 Act. For purposes of this restriction, the participation of the Portfolio in a credit facility whereby the Portfolio may directly lend and borrow money for temporary purposes, provided that the loans are made in accordance with an order of exemption from the SEC and any conditions thereto, will not be considered to be the making of a loan;

The following interpretation applies to, but is not part of, this fundamental restriction: the Portfolio's investments in master notes and similar instruments will not be considered to be the making of a loan.

(3)	Invest for the purpose of exercising control or management of other companies;

(4)	Participate on a joint, or a joint and several, basis in any trading account in any securities;

(5)	Engage in the underwriting of securities of other issuers;

(6)

Borrow for leveraging or investment. The Portfolio may borrow money for temporary, emergency or extraordinary purposes in an amount not exceeding 33 1/3% of the value of its total assets less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets less liabilities (other than borrowings) will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(7)

Purchase or sell physical commodities; however, this policy shall not prevent the Portfolio from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments; or

(8)	Issue senior securities.

         The following are fundamental policies of Global Natural Resources Portfolio and Mid Cap Growth Portfolio, and may not be changed without shareholder approval. Global Natural Resources Portfolio and Mid Cap Growth Portfolio may not:

(1)

Buy real estate, any nonliquid interests in real estate investment trusts or interests in real estate limited partnerships; however, the Portfolio may buy obligations or instruments that it otherwise may buy even though the issuer invests in real estate or interests in real estate;

(2)	Mid Cap Growth Portfolio may not buy the securities of companies in any one industry if more than 25% of the Portfolio's total assets would then be in companies in that industry;

(3)

Make loans, except that the Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies, lend Portfolio securities in accordance with its investment objective and policies and enter into repurchase agreements, to the extent allowed, and in accordance with the requirements, under the 1940 Act. For purposes of this restriction, the participation of the Portfolio in a credit facility whereby the Portfolio may directly lend and borrow money for temporary purposes, provided that the loans are made in accordance with an order of exemption from the SEC and any conditions thereto, will not be considered to be the making of a loan;

The following interpretation applies to, but is not part of, this fundamental restriction: the Portfolio's investments in master notes and similar instruments will not be considered to be the making of a loan.

(4)

Engage in the underwriting of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under Federal securities laws;

(5)	Borrow money, except for temporary or emergency purposes, and as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(6)

Purchase physical commodities or contracts relating to physical commodities, although the Portfolio may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI. In addition, Global Natural Resources Portfolio may invest in commodities relating to natural resources, as described in the Prospectus and this SAI; or

(7)	Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         Non-Fundamental Investment Restrictions and Limitations

         The following investment restrictions are not fundamental and may be changed by the Fund's Board of Directors without approval of the shareholders of the affected Portfolios.

         The following are non-fundamental investment restrictions for each of Asset Strategy Portfolio, Balanced Portfolio, Bond Portfolio, Core Equity Portfolio, Growth Portfolio, High Income Portfolio, International Growth Portfolio, Limited-Term Bond Portfolio, Money Market Portfolio, Science and Technology Portfolio, Small Cap Growth Portfolio and Value Portfolio and may be changed by the Fund's Board of Directors without approval of the shareholders of the affected Portfolios.

(1)

At least 80% of each of Bond Portfolio's total assets will be invested during normal market conditions in bonds. At least 80% of Limited-Term Bond Portfolio's total assets will be invested during normal market conditions in bonds with limited-term maturities.

(2)

At least 80% of Small Cap Growth Portfolio's total assets will be invested during normal market conditions in companies whose market capitalizations are within the range of capitalizations of companies included in the Russell 2000® Growth Index at the time their securities are acquired by the Portfolio.

(3)	At least 25% of Balanced Portfolio's total assets will be invested during normal market conditions in fixed-income senior securities.

(4)

At least 80% of International Growth Portfolio's total assets will be invested during normal market conditions in foreign securities. International Growth Portfolio may not purchase a foreign security if, as a result of such purchase, more than 75% of its total assets would be invested in issuers of that foreign country. International Growth Portfolio currently intends to have at least 65% of its total assets invested in issuers of at least three different foreign countries.

(5)

Each of Balanced Portfolio, Growth Portfolio, Core Equity Portfolio, International Growth Portfolio, Limited-Term Bond Portfolio, Science and Technology Portfolio, Small Cap Growth Portfolio and Value Portfolio does not currently intend to invest in non-investment grade debt securities if, as a result of such investment, more than 5% of its total assets would consist of such investments. Each of Asset Strategy Portfolio and Bond Portfolio may not invest more than 35% of its total assets in non-investment grade debt securities.

(6)

Money Market Portfolio may not purchase the securities of any one issuer (other than U.S. government securities) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of any one issuer, as determined in accordance with Rule 2a-7; provided, however, the Portfolio may invest up to 25% of its total assets in first tier securities of a single issuer for a period of up to 3 business days after the purchase. The Portfolio may rely on this exception only as to one issuer at a time. Money Market Portfolio may not invest more than 5% of its total assets in securities rated in the second highest rating category by the requisite rating organization(s) or comparable unrated securities, with investments in such securities of any one issuer (except U.S. government securities) limited to the greater of 1% of the Portfolio's total assets or $1,000,000, as determined in accordance with Rule 2a-7.

(7)

High Income Portfolio may not purchase a common stock if, as a result, more than 20% of its total assets would be invested in common stocks. This 20% limit includes common stocks acquired on conversion of convertible securities, on exercise of warrants or call options or in any other voluntary manner. The Portfolio does not currently intend to invest more than 10% of its total assets in non-dividend paying common stocks.

(8)

Subject to the diversification requirements of Rule 2a-7, Money Market Portfolio may invest up to 10% of its total assets in Canadian government obligations. Money Market Portfolio may not invest more than 25% of its total assets in a combination of foreign obligations and instruments.

(9)	Asset Strategy Portfolio currently intends to limit its investments in foreign securities, under normal market conditions, to no more than 50% of its total assets.

(10)

Each of Bond Portfolio, Growth Portfolio, High Income Portfolio, Core Equity Portfolio, Science and Technology Portfolio and Small Cap Growth Portfolio may not invest more than 20% of its total assets in foreign securities; Value Portfolio may not invest more than 25% of its total assets in foreign securities. Balanced Portfolio may purchase an unlimited amount of foreign securities; however, the Portfolio intends to have less than 10% of its total assets invested in foreign securities.

(11)	Each Portfolio may not purchase a security if, as a result, more than 10% (15% for Asset Strategy Portfolio and Value Portfolio) of its net assets would consist of illiquid investments.

(12)	Each Portfolio (other than Money Market Portfolio) may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act.

(13)

A Portfolio may not participate on a joint, or a joint and several, basis in any trading account in any securities (but this does not prohibit the bunching of orders for the sale or purchase of Portfolio securities with any other Portfolio or with other advisory accounts of WRIMCO or any of its affiliates to reduce brokerage commissions or otherwise to achieve best execution).

(14)

Asset Strategy Portfolio does not currently intend to lend assets other than securities to other parties, except by acquiring loans, loan participations, or other forms of direct debt instruments. This limitation does not apply to purchases of debt securities or to repurchase agreements.

(15)	Asset Strategy Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

(16)	Asset Strategy Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(17)

Other than Asset Strategy Portfolio and Money Market Portfolio, none of the other Portfolios may pledge its assets in connection with any permitted borrowings; however, this policy does not prevent a Portfolio from pledging its assets in connection with its purchase and sale of futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

(18)

Money Market Portfolio will not invest in any security whose interest rate or principal amount to be repaid, or timing of payments, varies or floats with the value of a foreign currency, the rate of interest payable on foreign currency borrowings, or with any interest rate or index expressed in a currency other than U.S. dollars.

(19)

For Limited-Term Bond Portfolio, the maturity of collateralized mortgage obligations and other asset-backed securities will be deemed to be the estimated average life of such securities, as determined in accordance with certain prescribed models or formulas. The maturity of other debt securities will be deemed to be the earlier of the call date or the maturity date, whichever is appropriate.

(20)	Limited-Term Bond Portfolio may only invest in U.S. dollar denominated securities.

(21)

To the extent that a Portfolio enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a Portfolio's total assets that are at risk in futures contracts, options on futures contracts and currency options.

         Regarding policies 1, 2 and 4, a Portfolio will notify shareholders, in writing, at least 60 days prior to a change in the 80% investment policy.

         The following are non-fundamental investment restrictions for each of International Value Portfolio, Micro Cap Growth Portfolio and Small Cap Value Portfolio and may be changed by the Fund's Board of Directors without approval of the shareholders of the affected Portfolios.

(1)

At least 80% of International Value Portfolio's net assets will be invested, under normal market conditions, in foreign securities and at least 65% of its total assets will be invested in at least three different countries outside the United States. The Portfolio may not purchase a foreign security if, as a result, more than 75% of its total assets would be invested in issuers of any one foreign country. International Value Portfolio will provide its shareholders with written notice at least 60 days prior to changing this policy.

(2)

At least 80% of Micro Cap Growth Portfolio's net assets will be invested, under normal market conditions, in the equity securities of micro cap companies. For purposes of this restriction, a micro cap company is a company with a market capitalization that is within the range of capitalizations of companies included in the Russell 2000 Growth Index. Micro Cap Growth Portfolio will provide its shareholders with written notice at least 60 days prior to changing this policy.

(3)

At least 80% of Small Cap Value Portfolio's net assets will be invested, under normal market conditions, in small cap companies. For purposes of this restriction, a small cap company is a company with a market capitalization that is within the range of capitalizations of companies included in the Russell 2000® Value Index. Small Cap Value Portfolio will provide its shareholders with written notice at least 60 days prior to changing this policy.

(4)

International Value Portfolio does not currently intend to invest more than 5% of its net assets in securities (including convertible securities) rated at least BBB by S&P or Baa by Moody's and may not invest in securities below those ratings.

(5)

Each of Micro Cap Growth Portfolio and Small Cap Value Portfolio does not currently intend to invest more than 10% of its net assets in debt securities (including convertible securities) rated at least B- by S&P or B3 by Moody's and may not invest in securities below those ratings.

(6)

Each of Micro Cap Growth Portfolio and Small Cap Value Portfolio currently intends to limit its investments in foreign securities that are not traded in the U.S., under normal market conditions, to no more than 10% of its total assets; for this purpose, ADRs are not considered foreign securities, although each of these Portfolios does not intend to invest more than 10% of its total assets in ADRs.

(7)	Micro Cap Growth Portfolio and Small Cap Value Portfolio each may invest up to 5% of its total assets in one or more types of IDRs.

(8)	International Value Portfolio may also invest up to 5% of its total assets in warrants used in conjunction with the cash extraction method.

(9)	Each Portfolio may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.

(10)	Each Portfolio may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act.

(11)

No Portfolio may participate on a joint, or a joint and several, basis in any trading account in any securities (but this does not prohibit the bunching of orders for the sale or purchase of a Portfolio's securities with orders for other advisory accounts of the Portfolio's subadvisor, as applicable, to reduce brokerage commissions or otherwise to achieve best execution).

(12)	No Portfolio currently intends to invest in oil, gas, or other mineral exploration or development programs or leases.

(13)	No Portfolio will purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(14)

To the extent that the Portfolio enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Portfolio's total assets that are at risk in futures contracts and options on futures contracts.

(15)

Each Portfolio may purchase or sell options, futures contracts, options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments only to the extent that the Portfolio is permitted to invest in the type of asset by which the return on, or value of, such instrument is measured.

(16)

The total market value of securities against which International Value Portfolio may write, call or put options will not exceed 20% of the Portfolio's total assets. In addition, the Portfolio will not commit more than 5% of its total assets to premiums when purchasing put or call options.

(17)	A Portfolio's aggregate short sales prices may not, at the time of any short sale, exceed 10% of its total assets.

         The following are non-fundamental investment restrictions for Dividend Income Portfolio and may be changed by the Fund's Board of Directors without approval of the shareholders of the affected Portfolios.

(1)

Under normal market conditions, the Portfolio will invest at least 80% of its net assets in dividend-paying equity securities. The Portfolio will notify Portfolio shareholders, in writing, at least 60 days prior to a change in the 80% investment policy.

(2)	The Portfolio does not intend to invest more than 25% of its total assets in foreign securities.

(3)	The Portfolio does not currently intend to invest in non-investment grade debt securities if, as a result, more than 10% of its total assets would consist of such investments.

(4)	The Portfolio may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.

(5)

The Portfolio may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act; however, the Portfolio does not currently intend to invest more than 5% of its total assets in the securities of other investment companies.

(6)

The Portfolio may invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

(7)

To the extent that the Portfolio enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Portfolio's total assets that are at risk in futures contracts, options on futures contracts and currency options.

         The following are non-fundamental investment restrictions for each of Mortgage Securities Portfolio and Real Estate Securities Portfolio and may be changed by the Fund's Board of Directors without approval of the shareholders of the affected Portfolios.

(1)

Under normal market conditions, Mortgage Securities Portfolio will concentrate its investments in the mortgage and mortgage-finance industry. The Portfolio will not concentrate its investments in any other particular industry. Under normal market conditions, Real Estate Securities Portfolio will concentrate its investments in the real estate or real estate related industry. The Portfolio will not concentrate its investments in any other particular industry. For purposes of this limitation, the United States government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Portfolio is concentrating in an industry shall be determined in accordance with the 1940 Act and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

Under normal market conditions, Mortgage Securities Portfolio will invest at least 80% of its net assets in the mortgage and mortgage-related industry. The Portfolio will notify Portfolio shareholders, in writing, at least 60 days prior to a change in the 80% investment policy.

Under normal market conditions, Real Estate Securities Portfolio will invest at least 80% of its net assets in the real estate or real estate-related industry. The Portfolio will notify Portfolio shareholders, in writing, at least 60 days prior to a change in the 80% investment policy.

(2)	Each Portfolio does not intend to invest more than 10% of its total assets in securities of foreign issuers.

ADRs are not considered foreign securities for this purpose.

(3)

Each Portfolio does not currently intend to invest in non-investment grade debt securities (securities rated BB and below by S&P or Ba and below by Moody's) if, as a result, more than 10% of its total assets would consist of such investments.

Mortgage Securities Portfolio may not invest more than 35% of its total assets in securities rated BBB and below by S&P or Baa and below by Moody's.

Each Portfolio may hold an additional 5% of its net assets in securities down-graded subsequent to purchase where such down-graded securities would not otherwise be eligible for purchase by the Portfolio.

(5)	Each Portfolio may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.

(6)	Each Portfolio may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act.

(7)

Each Portfolio may invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

(8)

Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and other than short sales against the box) or purchase securities on margin, except that (1) this policy does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

(9)

To the extent that the Portfolio enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into; the total market value of securities against which a Portfolio may write call or put options will not exceed 20% of the Portfolio's total assets. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Portfolio's total assets that are at risk in futures contracts, options on futures contracts and currency options.

(10)

Mortgage Securities Portfolio will not purchase a Z bond if the respective Portfolio's aggregate investment in Z bonds which are then still in their accrual periods would exceed 20% of the Portfolio's total assets (Z bonds which have begun to receive cash payments are not included for purposes of this 20% limitation).

(11)	Each Portfolio may invest up to 10% of the value of its net assets directly in mortgages securing residential or commercial real estate (i.e., the Portfolio becomes the mortgagee).

(12)

No more than 30% of the value of each Portfolio's total assets will be committed to when-issued or forward commitment transactions, and of such 30%, no more than two-thirds (i.e., 20% of its total assets) may be invested in mortgage dollar rolls.

(13)

Under normal market conditions, Mortgage Securities Portfolio may invest up to 20% of its net assets in cash or cash items. Under normal market conditions, Real Estate Securities Portfolio may invest approximately 5% of its net assets in cash or cash items.

         The following are non-fundamental investment restrictions for Global Natural Resources Portfolio and Mid Cap Growth Portfolio and may be changed by the Fund's Board of Directors without approval of the shareholders of the affected Portfolios.

(1)

Under normal market conditions, Global Natural Resources Portfolio will invest at least 80% of its net assets in equity securities (including common stock, preferred stock and securities convertible into common stock) of companies of any size throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies. The Portfolio will notify Portfolio shareholders, in writing, at least 60 days prior to a change in the 80% investment policy.

(2)

Under normal market conditions, Mid Cap Growth Portfolio will invest at least 80% of its net assets in mid-cap growth stocks, which are stocks of companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Midcap Growth Index. The Portfolio will notify Portfolio shareholders, in writing, at least 60 days prior to a change in the 80% investment policy.

(3)	Mid Cap Growth Portfolio does not intend to invest more than 25% of its total assets in foreign securities.

(4)	The Portfolio may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.

(5)	The Portfolio may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act.

(6)	The Portfolio may not invest for the purpose of exercising control or management of other companies.

(7)

The Portfolio may invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

(8)

To the extent that the Portfolio enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Portfolio's total assets that are at risk in futures contracts, options on futures contracts and currency options.

(9)

Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

         An investment policy or limitation that states a maximum percentage of a Portfolio's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Portfolio's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations, except that International Value Portfolio may not hold more than 5% of its net assets in securities that have been downgraded subsequent to purchase where such securities are not otherwise eligible for purchase by the Portfolio. (This is in addition to securities International Value Portfolio may purchase under its other investment policies).

Portfolio Turnover

         A Portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A Portfolio's turnover rate may vary greatly from year to year as well as within a particular year.

         The portfolio turnover rates for the fiscal years ended December 31, 2004 and December 31, 2003 for each of the Portfolios then in existence were as follows:

	2004 -----	2003 -----
Asset Strategy Portfolio	118%	224%
Balanced Portfolio	39%	43%
Bond Portfolio	47%	53%
Core Equity Portfolio	54%	49%
Dividend Income Portfolio	22%	0%
Growth Portfolio	81%	59%
High Income Portfolio	83%	119%
International Growth Portfolio	81%	131%
International Value Portfolio	31%	35%
Limited-Term Bond Portfolio	39%	41%
Micro Cap Growth Portfolio	65%	74%
Money Market Portfolio	NA	NA
Mortgage Securities Portfolio	184%	NA
Real Estate Securities Portfolio	53%	NA
Science and Technology Portfolio	107%	116%
Small Cap Growth Portfolio	96%	86%
Small Cap Value Portfolio	32%	51%
Value Portfolio	78%	97%

         The high portfolio turnover rate for Asset Strategy Portfolio, Small Cap Growth Portfolio and Science and Technology Portfolio were due to the active management of each Portfolio and the volatility of the markets during this period. A high turnover rate will increase transaction costs and commission costs that will be paid by the Portfolio and may generate taxable income or loss. Because short-term securities are generally excluded from computation of the turnover rate, a rate is not computed for Money Market Portfolio.

Disclosure of Portfolio Holdings

         The Funds have adopted policies and procedures intended to prevent unauthorized disclosure of Fund portfolio holdings information (Policy). The Policy permits disclosure of non-public portfolio holdings to selected parties only when a Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information.

         Publicly Available Portfolio Holdings

         A Fund's portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day such information is posted on the Waddell & Reed website. This information may be a Fund's complete portfolio holdings disclosed in the Fund's semi-annual or annual reports and filed with the SEC on Form N-CSR or in the Fund's first and third quarter reports and filed with the SEC on Form N-Q. This information may also be a partial listing, such as a Fund's top ten portfolio holdings posted on the Waddell & Reed website (approximately 30 days after quarter-end).

         Non-Public Portfolio Holdings

         The Policy allows the disclosure of a Fund's non-public portfolio holdings for a Fund's legitimate business purposes, subject to certain conditions, to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients. Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.

         The Fund's Treasurer or his designee may provide a Fund's non-public portfolio holdings to a rating and ranking organization (e.g., Lipper, Morningstar, etc.), on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

         A service provider or other third party that receives information about a Fund's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

         A Fund's partial or complete portfolio holdings may be disclosed as frequently as monthly, to certain other persons (recipients), including broker/dealers, current and prospective shareholders of the Fund and current and prospective clients of WRIMCO (or its affiliate), provided that:

  The recipient requests such information from WRIMCO (or its affiliate);
  The individual receiving the request, in conjunction with the Fund's Chief Compliance Officer (CCO), determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient;
  The individual receiving the request obtains prior approval from the Legal Department;
  The recipient signs a confidentiality agreement that provides that the non-public portfolio holdings: (a) will be kept confidential; (b) may not be used to trade in any such portfolio holding that has not been made publicly available nor to purchase or redeem shares of any Fund holding such security; and (c) may not be disseminated or used for any purpose other than the purpose referenced in the confidentiality agreement; and
  No compensation is received by the Funds, the Investment Adviser or any other party in connection with the disclosure of information about portfolio securities.

         The Policy provides that attribution reports containing only sector and/or industry breakdown for a Fund can be released without a confidentiality agreement and without regard to any time constraints.

         In determining whether there is a legitimate business purpose for making disclosure of a Fund's non-public portfolio holdings information, the Fund's CCO will typically consider whether the disclosure is in the best interests of Fund shareholders and whether any conflict of interest exists between the shareholders and the Fund or Waddell & Reed or its affiliates. The Policy is subject to periodic review by the Fund’s Board of Directors. As part of the annual review of the Fund's compliance policies and procedures, the Fund’s CCO will report to the Board of Directors regarding the operation and effectiveness of the Policy, including as to any changes to the Policy that have been made or recommendations for future changes to the Policy.

         The following is a list of those entities with which there is currently an ongoing arrangement to make available non-public information about a Fund's portfolio securities holdings.

Custodian, Auditors and Service Providers
UMB Bank, n.a.
Citigroup Global Transaction Services
Deloitte & Touche LLP
Waddell & Reed Investment Management Company
Waddell & Reed Services Company
Waddell & Reed, Inc.

         Pursuant to a custodian contract, each Fund has selected UMB Bank as custodian for its securities and cash. As custodian, UMB Bank maintains all records relating to each Fund's activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by the custodian. The Fund's subcustodian serves a similar function for foreign securities.

Rating, Ranking and Research entities
Bloomberg
Lipper
Morningstar
Standard and Poors
Thompson Financial
Vickers
Wiesenberger
Ibbotson
Vestek

         Each Fund may send its complete portfolio holdings information to one or more of the rating, ranking and /or research agencies listed above for the purpose of having such agency develop a rating, ranking or specific research product for the Fund.

Brokerage and Brokerage-related information entities
A.G. Edwards & Sons, Inc.
ABN Amro, Inc.
Advest, Inc.
Bank of America Securities, LLC
BankOne Securities Corp,
Barclay's Capital, Inc.
BB & T Captial Markets
BCP Securities LLC
Bear Stearns & Co.
Belle Haven Investments, L.P.
Bergen Capital, Inc.
Blaylock & Partners, L.P.
Bloomberg Tradebook, LLC
BNP Paribas
BNY Capital Markets
Bonds Direct Securities, LLC
BOSC, Inc.
CIBC World Markets Corp.
Citigroup Global Markets, Inc.
Coastal Securities, L.P.
Commerce Capital Markets, Inc.
Crews & Associates, Inc.
CRT Capital Group, LLC
Credit Suisse First Boston, LLC
DebtTraders, Inc.
Deutsche Bank, AG
Dresdner Kleinwort Wasserstein Securities, LLC
Duncan-Williams, Inc.
Fidelity Capital Markets
Fifth Third Securities, Inc.
First Albany Capital, Inc.
First Southwest Company
FTN Financial Capital Markets
First Union Securities, Inc.
Fulcrum Investment Group, LLC
George K. Baum & Company
Griffin, Kubik, Stephens & Thompson, Inc.
Global Financial Services, LLC
GMS Group, LLC
Goldman Sachs & Co.
GX Clarke & Co.
Hanifen, Imhoff, Inc.
Herbert J. Sims & Co., Inc.
Hibernia Southcoast Capital, Inc.
HSBC Securities, Inc.
ING Financial Markets, LLC
Janney Montgomery Scott LLC
JP Morgan Securities, Inc.
Keefe, Bryette & Woods, Inc.
KeyBanc Capital Markets
KBC Financial Products USA, Inc.
Kirkpatrick, Pettis, Smith, Polian, Inc.
Lazard Freres & Co., LLC
Leerink Swann & Co
Legg Mason Wood Walker, Inc.
Lehman Brothers, Inc.
Libertas Partners LLC
Loop Capital Markets LLC
Maxcor Financial, Inc.
Merrill Lynch Pierce Fenner & Smith
Mesirow Financial, Inc.
Mizuho Securities USA, Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley & Co., Inc.
M.R. Beal and Co.
Newman & Assoc., Inc
Nomura Securities International, Inc.
Paine Webber, Inc.
Piper Jaffray & Co.
Prager, Sealy & Co., LLC
Pressprich
Raymond James & Associates, Inc.
RBC Dain Rauscher, Inc.
RBC Dominion Securities, Corp.
RFC
Robert W. Baird & Co., Inc.
Salomon Brothers
Santander Central Hispano
Scotia Capital (USA), Inc.
Seattle Northwest Securities Corp.
Siebert Brandford Shank & Co., LLC
Southwest Securities, Inc.
Spear Leads & Kellog, L.P.
Stephens, Inc.
TD Securities (USA), Inc.
TFC Financial Management
Tejas Securities Group
Toronto Dominion Investments, Inc.
UBS Investment Bank
W.H. Mell Associates, Inc.
Wachovia Securities, LLC
B.C. Ziegler & Company
Zions Investment Securities, Inc.

         Each Fund may send its complete portfolio holdings information to one or more of the brokerage and/or research firms listed above for the purpose of having such entity provide specific research and security-related information to the Fund. No compensation is received by any Fund, WRIMCO or its affiliates and portfolio holdings information will only be provided for legitimate business purposes.

         The Fund may, in the future, modify or terminate any or all of these arrangements and/or enter into additional arrangements of this nature.

MANAGEMENT OF THE FUND

Directors and Officers

         The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Advisors Fund Complex and the Ivy Family of Funds. The Advisors Fund Complex is comprised of each of the funds in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. The Ivy Family of Funds is comprised of each of the funds in Ivy Funds, Inc. (formerly, W&R Funds, Inc.) and Ivy Funds, a Massachusetts business trust.

         Following is a list of the members of the Board of Directors (Board) and the officers of the Fund. The Board oversees the operations of the Fund, and is responsible for the overall management and supervision of the affairs of the Fund in accordance with the laws of the State of Maryland. The Board similarly oversees the operations of each of the funds in the Advisors Fund Complex, with the exception of Robert L. Hechler, who is not a Director for W&R Target Funds, Inc. Eleanor B. Schwartz, Joseph Harroz, Jr., Henry J. Herrmann and Keith A. Tucker also serve as directors or trustees of each of the funds in the Ivy Family of Funds.

         Subject to the Director Emeritus and Retirement Policy, a Director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of the Fund, based on policies reviewed and approved by the Board and general oversight by the Board.

         Disinterested Directors

         The following table provides information regarding each Director who is not an "interested person" as defined in the 1940 Act.

NAME, ADDRESS AND AGE	POSITION HELD WITH THE FUND	DIRECTOR SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY DIRECTOR
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 57	Director	Fund: 1997 Fund Complex: 1997	Professor of Law, Washburn Law School (1998 to present); Formerly, Dean, Washburn Law School (1988 to 2001)	44	Director, Am Vestors CBO II, Inc. (bond investment firm)
John A. Dillingham 4040 Northwest Claymont Drive Kansas City, MO 64116 Age: 66	Director	Fund: 1997 Fund Complex: 1997	President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	44	None
David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 71	Director	Fund: 1998 Fund Complex: 1998	Formerly, president, William and Flora Hewlett Foundation (1993 to 1999)	44	None
Linda K. Graves 4512 Edmunds Street NW Washington, DC 20007 Age: 51	Director	Fund: 1995 Fund Complex: 1995	Shareholder/Attorney, Levy & Craig, P.C. (1994 to present) (currently on leave of absence); formerly, First Lady of Kansas (1995 to 2003)	44	None
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 38	Director	Fund: 1998 Fund Complex: 1998	Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)	72	Director, Ivy Funds, Inc.; Trustee, Ivy Funds
John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 85	Director	Fund: 1988 Fund Complex: 1988	Shareholder, Gilliland & Hayes, P.A., a law firm; formerly, Chairman, Gilliland & Hayes (1995 to 2003)	44	Director, Central Bank & Trust; Central Financial Corporation (banking)
Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 80	Director	Fund: 1986 Fund Complex: 1971	Retired	44	None
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 68	Director	Fund: 1995 Fund Complex: 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); formerly, Chancellor, University of Missouri at Kansas City (1991 to 1999)	72	Director, Ivy Funds, Inc.; Trustee, Ivy Funds
Frederick Vogel III 6300 Lamar Avenue Overland Park, KS 66202 Age: 69	Director	Fund: 1986 Fund Complex: 1971	Retired	44	None

    Interested Directors

         Two of the three interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Fund's investment manager, Waddell & Reed Investment Management Company (WRIMCO), the Fund's principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and the Fund's transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership in shares of WDR. The third interested director, Mr. Ross, is a shareholder in a law firm that has represented Waddell & Reed within the past two years.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	DIRECTOR/OFFICER SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD
Keith A. Tucker 6300 Lamar Avenue Overland Park, KS 66202 Age: 59	Chairman of the Board Director	Fund: 1998 Fund Complex: 1998 Fund: 1993 Fund Complex: 1993	Chairman of the Board (COB), Chief Executive Officer (CEO) and Director of WDR (1998 to present); formerly, Principal Financial Officer of WDR (1998 to 1999); Director of Waddell & Reed (1993 to present); COB of Waddell & Reed (1993 to 2005); COB and Director of WRIMCO and WRSCO (1993 to present); COB and Director/Trustee of each of the funds in the Fund Complex	72	Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 62	President Director	Fund: 2001 Fund Complex: 2001 Fund: 1998 Fund Complex: 1998	President, Chief Investment Officer (CIO) and Director of WDR (1998 to present); formerly, Director of Waddell & Reed; President and CEO and Director of WRIMCO (1993 to present); CIO of WRIMCO (1991 to present); President, CEO and Director of Ivy Investment Management Company (IICO), an affiliate of WDR (2002 to present); President and Director/Trustee of each of the funds in the Fund Complex	72	Director, Ivy Funds, Inc.; Trustee, Ivy Funds; Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of IICO
Frank J. Ross, Jr. Polsinelli Shalton Welte Suelthaus, L.P. 700 West 47th Street Suite 1000 Kansas City, MO 64112 Age: 51	Director	Fund: 1996 Fund Complex: 1996	Shareholder/Director, Polsinelli Shalton Welte Suelthaus, L.P., a law firm (1980 to present)	44	Director, Columbian Bank & Trust

    Officers

         The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund’s officers are:

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	OFFICER OF FUND SINCE	OFFICER OF FUND COMPLEX SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Theodore W. Howard 6300 Lamar Avenue Overland Park KS 66202 Age: 62	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	1987 1986 1986 2002	1987 1976 1976 2002

Senior Vice President of WRSCO (2001 to present); Vice President (1987 to present), Treasurer and Principal Accounting Officer (1976 to present), and Principal Financial Officer (2002 to present) of each of the funds in the Fund Complex; formerly, Vice President of WRSCO (1988 to 2001)

Kristen A. Richards 6300 Lamar Avenue Overland Park KS 66202 Age: 37	Vice President Secretary Associate General Counsel	2000 2000 2000	2000 2000 2000

Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President, Secretary and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); formerly, Assistant Secretary of funds in the Fund Complex (1998 to 2000); formerly, Compliance Officer of WRIMCO (1998 to 2000)

Daniel C. Schulte 6300 Lamar Avenue Overland Park KS 66202 Age: 39	Vice President General Counsel Assistant Secretary	2000 2000 2000	2000 2000 2000

Senior Vice President, Secretary and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President, Assistant Secretary and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present); formerly, Assistant Secretary of WDR (1998 to 2000)

Scott J. Schneider 6300 Lamar Avenue Overland Park KS 66202 Age: 37	Chief Compliance Officer	2004	2004	Chief Compliance Officer for each of the Funds in the Fund Complex (2004 to present); formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)

Committees of the Board of Directors

         The Board has established the following committees: Audit Committee, Executive Committee, Nominating Committee, Valuation Committee and Investment Review Committee. The respective duties and current memberships are:

Audit Committee. The Audit Committee meets with the Portfolios' independent registered public accounting firm, internal auditors and corporate officers to discuss the scope and results of the annual audit of the Portfolios, to review financial statements, reports, compliance matters, and to discuss such other matters as the Committee deems appropriate or desirable. The Audit Committee acts as a liaison between the Portfolios' independent registered public accounting firm and the full Board of Directors. James M. Concannon, Linda K. Graves, John F. Hayes and Glendon E. Johnson are the members of the Audit Committee. During the fiscal year ended December 31, 2004, the Audit Committee met four times.

Executive Committee. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Portfolios except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. Keith A. Tucker, Frank J. Ross, Jr. and John A. Dillingham are the members of the Executive Committee. During the fiscal year ended December 31, 2004, the Executive Committee did not meet.

Nominating Committee. The Nominating Committee evaluates, selects and recommends to the Board candidates for disinterested directors. The Nominating Committee will consider nominees recommended by shareholders of the Fund. Shareholders should direct the names of candidates they wish to be considered to the attention of the Fund's Nominating Committee, in care of the Fund's Secretary, at the address of the Fund listed on the front page of this SAI. Such nominees will be considered with any other director nominees. Glendon E. Johnson, Eleanor B. Schwartz and David P. Gardner are the members of the Nominating Committee. During the fiscal year ended December 31, 2004, the Nominating Committee met one time.

Valuation Committee. The Valuation Committee reviews and considers valuation recommendations by management for securities for which market quotations are not available, and values such securities and other assets at fair value as determined in good faith under procedures established by the Board. Keith A. Tucker and Henry J. Herrmann are the members of the Valuation Committee. During the fiscal year ended December 31, 2004, the Committee met thirteen times.

Investment Review Committee. The Investment Review Committee considers such matters relating to the investment management of the funds in the Advisors Fund Complex as the Committee may, from time to time, determine warrant review, such as investment management policies and strategies, investment performance, risk management techniques and securities trading practices, and may make recommendations as to these matters to the full Board. Frederick Vogel III, Joseph Harroz, Jr. and Frank J. Ross, Jr. are the members of the Investment Review Committee. The Committee did not meet during the fiscal year ended December 31, 2004.

    Ownership of Fund Shares
    (as of December 31, 2004)

         The following table provides information regarding shares of the Portfolios of the Fund owned by each Director, as well as the aggregate dollar range of shares owned, by each Director, within the Advisors Fund Complex.

DISINTERESTED DIRECTORS

Director	Dollar Range of shares Owned* in any of the Portfolios	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Advisors Fund Complex
James M. Concannon	$0	over $100,000
John A. Dillingham	$0	over $100,000
David P. Gardner	$0	$0
Linda K. Graves	$0	over $100,000
Joseph Harroz, Jr.	$0	$50,001 to $100,000
John F. Hayes	$0	over $100,000
Glendon E. Johnson	$0	over $100,000
Eleanor B. Schwartz	$0	$0
Frederick Vogel III	$0	over $100,000

INTERESTED DIRECTORS

Director	Dollar Range of shares Owned* in any of the Portfolios	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Advisors Fund Complex
Henry J. Herrmann	$0	over $100,000
Frank J. Ross, Jr.	$0	over $100,000
Keith A. Tucker	$0	over $100,000

         The Directors who are not affiliated persons of the Fund have deferred a portion of their annual compensation, and the deferred amounts are deemed invested in shares of funds within the Advisors Fund Complex. The values of these deferred accounts are:

Director	Dollar Range of shares Deemed Owned* in any of the Portfolios	Aggregate Dollar Range of Fund Shares Deemed Owned in All Funds within the Advisors Fund Complex
James M. Concannon	$0	$10,001 to $50,000
John A. Dillingham	$0	$10,001 to $50,000
David P. Gardner	$0	$50,001 to $100,000
Linda K. Graves	$0	$10,001 to $50,000
Joseph Harroz, Jr.	$0	over $100,000
John F. Hayes	$0	$10,001 to $50,000
Glendon E. Johnson	$0	$10,001 to $50,000
Frank J. Ross, Jr.	$0	over $100,000
Eleanor B. Schwartz	$0	$10,001 to $50,000
Frederick Vogel III	$0	$10,001 to $50,000

*The Portfolios' shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the insurance products for which the Portfolios serve as the underlying investment vehicle.

   Compensation

         The fees paid to the Directors are divided among the funds in the Advisors Fund Complex based on each fund's net assets. During the fiscal year ended December 31, 2004, the Directors received the following fees for service as a director:

COMPENSATION TABLE

	Aggregate	Total Compensation
	Compensation	From Fund and
Director	From Fund	Advisors Fund Complex[1]
Disinterested Directors:
James M. Concannon	$17,719	$86,750
John A. Dillingham	17,719	86,750
David P. Gardner	17,723	86,750
Linda K. Graves	17,719	86,750
Joseph Harroz, Jr.	17,724	86,750
John F. Hayes	17,718	86,750
Glendon E. Johnson	17,718	86,750
Eleanor B. Schwartz	17,718	86,750
Frederick Vogel III	20,296	99,250[2]

Interested Directors:
Henry J. Herrmann	0	0
Frank J. Ross, Jr.	17,722	86,750
Keith A. Tucker	0	0

1No pension or retirement benefits have been accrued as a part of Fund expenses.
2As of November, 2003, Mr. Vogel receives an additional $10,000 fee, annually, for his services as Lead Disinterested Director.

         Of the Total Compensation listed above, the following amounts have been deferred:

James M. Concannon	$7,500
John A. Dillingham	7,500
David P. Gardner	28,750
Linda K. Graves	7,500
Joseph Harroz, Jr.	32,500
John F. Hayes	7,500
Glendon E. Johnson	7,500
Frank J. Ross, Jr.	23,350
Eleanor B. Schwartz	7,500
Frederick Vogel III	7,500

         The officers are paid by WRIMCO and its affiliates.

         The Board has created an honorary position of Director Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 75 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of the Fund for at least five years which need not have been consecutive. A Director Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Director; however, a Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Director began his or her service as Director Emeritus, or in an equivalent lump sum. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Portfolios. Messrs. Henry L. Bellmon, Jay B. Dillingham, William T. Morgan, Doyle Patterson, Ronald K. Richey and Paul S. Wise retired as Directors of the Fund and of each of the funds in the Advisors Fund Complex and Ivy Funds, Inc. that were in existence at the time of their retirement, and each serves as Director Emeritus. Each of the current Directors Emeritus was initially elected to a Board of Directors before May 31, 1993.

         The fees paid to each Director Emeritus are allocated among the funds that were in existence at the time the Director elected Emeritus status, based on each fund's net assets at that time. The following table shows the fees paid to each Director Emeritus, and the portion of that fee paid by the Fund, for the fiscal year ended December 31, 2004.

		Total
		Compensation
	Compensation	paid to
Director Emeritus	from Funds	Director Emeritus
Henry Bellmon	$4,352	$48,000
Jay B. Dillingham	3,676	44,000
William T. Morgan	8,469	65,500
Doyle Patterson	919	11,000*
Ronald K. Richey	4,620	48,000
Paul S. Wise	4,620	48,000

*Mr. Patterson died March 30, 2004, and therefore received only a first quarter 2004 Emeritus payment.

Code of Ethics

         The Fund, WRIMCO and Waddell & Reed have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by a Portfolio. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         The following table sets forth information with respect to the Fund, as of March 31, 2005, regarding the beneficial ownership of Fund shares.

		Shares owned
Name and Address		Beneficially
of Beneficial Owner	Fund	or of Record	Percent
-------------------	------	------------	-------

Minnesota Life Insurance Co	Asset Strategy Portfolio	625,703	1.64%
Individual Annuities	Balanced Portfolio	28,003,208	35.17%
400 Robert St N	Core Equity Portfolio	958,383	1.37%

Saint Paul MN 55101-2015	Growth Portfolio	22,327,850	15.35%
	International Growth
	Portfolio	486,979	1.75%
	International Value
	Portfolio	9,078,386	42.91%
	Micro Cap Growth
	Portfolio	1,111,757	39.40%
	Small Cap Growth
	Portfolio	8,022,467	13.37%
	Small Cap Value
	Portfolio	2,936,819	34.75%
	Value Portfolio	10,957,974	19.78%

Minnesota Life Insurance Co	Balanced Portfolio	19,055,389	23.93%
Individual Life	Core Equity Portfolio	979,215	1.40%
400 Robert St N	Growth Portfolio	20,328,868	13.98%
Saint Paul MN 55101-2015	International Value
	Portfolio	7,884,184	37.27%
	Micro Cap Growth
	Portfolio	1,212,081	42.96%
	Small Cap Growth
	Portfolio	9,247,812	15.41%
	Small Cap Value
	Portfolio	2,326,101	27.52%
	Value Portfolio	11,419,308	20.61%

Minnesota Life Insurance Co	Balanced Portfolio	1,076,498	1.35%
Group Life	International Value
400 Robert St N	Portfolio	2,985,332	14.11%
Saint Paul MN 55101-2015	Small Cap Growth
	Portfolio	1,489,275	2.48%
	Small Cap Value
	Portfolio	1,861,366	22.03%

Minnesota Life WRVA	Asset Strategy Portfolio	541,280	1.42%
400 Robert St N	Bond Portfolio	572,340	1.47%
Saint Paul MN 55101-2015	Dividend Income
	Portfolio	530,816	12.93%
	High Income
	Portfolio	1,798,540	3.21%
	International Growth
	Portfolio	463,660	1.66%
	International Value
	Portfolio	214,935	1.02%
	Limited-Term Bond
	Portfolio	194,918	1.41%
	Micro Cap Growth
	Portfolio	136,968	4.85%
	Money Market
	Portfolio	891,821	1.72%
	Mortgage Securities
	Portfolio	3,579,544	76.61%
	Real Estate Securities
	Portfolio	1,719,340	42.35%
	Science and Technology
	Portfolio	374,902	1.70%
	Small Cap Value
	Portfolio	270,124	3.20%
	Value Portfolio	1,210,250	2.18%

Nationwide Insurance Company	Asset Strategy Portfolio	5,528,824	14.52%
NWVA-D	Balanced Portfolio	3,928,035	4.93%
c/o IPO Portfolio Accounting	Bond Portfolio	6,110,533	15.64%
P O Box 182029	Core Equity Portfolio	7,560,776	10.79%
Columbus OH 43218-2029	Dividend Income
	Portfolio	365,260	8.89%
	Growth Portfolio	11,223,271	7.72%
	High Income Portfolio	7,627,682	13.63%
	International Growth
	Portfolio	2,274,673	8.16%
	Limited-Term Bond
	Portfolio	2,663,023	19.32%
	Micro Cap Growth
	Portfolio	39,187	1.39%
	Money Market Portfolio	7,765,086	14.95%
	Mortgage Securities
	Portfolio	180,124	3.85%
	Real Estate Securities
	Portfolio	301,554	7.43%
	Science and Technology
	Portfolio	2,281,498	10.32%
	Small Cap Growth
	Portfolio	4,267,977	7.11%
	Small Cap Value
	Portfolio	113,408	1.34%
	Value Portfolio	5,036,975	9.09%

Nationwide Insurance Company	Asset Strategy Portfolio	1,123,300	2.95%
NWVLI-5	Bond Portfolio	747,081	1.91%
c/o IPO Portfolio Accounting	Core Equity Portfolio	1,178,409	1.68%
P O Box 182029	Dividend Income Portfolio	80,686	1.96%
Columbus OH 43218-2029	Growth Portfolio	1,891,464	1.30%
	High Income Portfolio	1,198,784	2.14%
	International Growth
	Portfolio	434,079	1.56%
	Limited-Term Bond
	Portfolio	183,568	1.33%
	Money Market Portfolio	1,233,155	2.37%
	Science and Technology
	Portfolio	558,723	2.53%
	Small Cap Growth
	Portfolio	948,749	1.58%
	Value Portfolio	1,050,663	1.90%

Nationwide Insurance Company	Asset Strategy Portfolio	19,032,636	49.98%
NWVA-9	Balanced Portfolio	13,330,441	16.74%
c/o IPO Portfolio Accounting	Bond Portfolio	17,930,153	45.90%
P O Box 182029	Core Equity Portfolio	24,177,824	34.50%
Columbus OH 43218-2029	Dividend Income
	Portfolio	1,620,109	39.45%
	Growth Portfolio	36,894,283	25.37%
	High Income Portfolio	24,653,608	44.07%
	International Growth
	Portfolio	9,249,214	33.16%
	International Value
	Portfolio	676,993	3.20%
	Limited-Term Bond
	Portfolio	7,944,744	57.65%
	Micro Cap Growth
	Portfolio	165,774	5.88%
	Money Market Portfolio	23,471,098	45.20%
	Mortgage Securities
	Portfolio	689,072	14.75%
	Real Estate Securities
	Portfolio	1,613,634	39.75%
	Science and Technology
	Portfolio	8,096,675	36.61%
	Small Cap Growth
	Portfolio	15,638,292	26.06%
	Small Cap Value
	Portfolio	598,017	7.08%
	Value Portfolio	22,927,317	41.38%

Nationwide Insurance Company	Asset Strategy Portfolio	2,066,536	5.43%
NWVA-12	Balanced Portfolio	1,317,529	1.65%
c/o IPO Portfolio Accounting	Bond Portfolio	1,273,168	3.26%
P O Box 182029	Core Equity Portfolio	1,281,641	1.83%
Columbus OH 43218-2029	Dividend Income Portfolio	1,510,012	36.77%
	Growth Portfolio	3,042,047	2.09%
	High Income Portfolio	2,075,683	3.71%
	International Growth
	Portfolio	573,492	2.06%
	Limited-Term Bond
	Portfolio	883,136	6.41%
	Micro Cap Growth
	Portfolio	132,923	4.71%
	Money Market Portfolio	2,033,170	3.92%
	Mortgage Securities
	Portfolio	205,447	4.40%
	Real Estate Securities
	Portfolio	386,775	9.53%
	Science and Technology
	Portfolio	571,099	2.58%
	Small Cap Value
	Portfolio	301,689	3.57%
	Value Portfolio	2,767,946	5.00%

United Investors Life	Bond Portfolio	457,769	1.17%
Advantage I	Core Equity Portfolio	924,718	1.32%
P O Box 10287	Growth Portfolio	1,686,991	1.16%
Birmingham AL 35202-0287	High Income Portfolio	797,125	1.42%
	International Growth
	Portfolio	530,048	1.90%

United Investors Life	Asset Strategy Portfolio	6,177,498	16.22%
Advantage II	Balanced Portfolio	8,937,211	11.23%
P O Box 10287	Bond Portfolio	10,439,143	26.73%
Birmingham AL 35202-0287	Core Equity Portfolio	27,137,227	38.72%
	Growth Portfolio	39,182,825	26.94%
	High Income Portfolio	15,440,310	27.60%
	International Growth
	Portfolio	10,955,278	39.28%
	Limited-Term Bond
	Portfolio	1,538,196	11.16%
	Money Market Portfolio	13,587,303	26.17%
	Science and Technology
	Portfolio	6,960,684	31.48%
	Small Cap Growth
	Portfolio	14,740,245	24.57%

United Investors Life	Asset Strategy Portfolio	2,342,073	6.15%
Advantage Gold	Balanced Portfolio	2,144,459	2.69%
P O Box 10287	Bond Portfolio	1,125,737	2.88%
Birmingham AL 35202-0287	Core Equity Portfolio	3,606,091	5.15%
	Growth Portfolio	4,515,720	3.10%
	High Income Portfolio	1,661,659	2.97%
	International Growth
	Portfolio	1,441,274	5.17%
	Limited-Term Bond
	Portfolio	274,743	1.99%
	Money Market Portfolio	1,773,356	3.42%
	Science and Technology
	Portfolio	1,565,437	7.08%
	Small Cap Growth
	Portfolio	2,369,320	3.95%

United Investors Life	Bond Portfolio	404,812	1.04%
Variable Universal Life (Plus)	Core Equity Portfolio	1,900,765	2.71%
P O Box 10287	Growth Portfolio	2,787,501	1.92%
Birmingham AL 35202-0287	High Income Portfolio	693,564	1.24%
	International Growth
	Portfolio	1,298,031	4.65%
	Money Market Portfolio	790,495	1.52%
	Science and Technology
	Portfolio	1,302,503	5.89%
	Small Cap Growth
	Portfolio	1,602,078	2.67%

         As of March 31, 2005, all of the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Management Agreement

         The Fund has an Investment Management Agreement with WRIMCO, with respect to Asset Strategy Portfolio, Balanced Portfolio, Bond Portfolio, Core Equity Portfolio, Dividend Income Portfolio, Growth Portfolio, High Income Portfolio, International Growth Portfolio, Limited-Term Bond Portfolio, Mid Cap Growth Portfolio, Money Market Portfolio, Science and Technology Portfolio, Small Cap Growth Portfolio and Value Portfolio, a separate Investment Management Agreement with respect to International Value Portfolio, Micro Cap Growth Portfolio and Small Cap Value Portfolio, and a separate Investment Management Agreement with respect to Global Natural Resources Portfolio, Mortgage Securities Portfolio and Real Estate Securities Portfolio (collectively, the Management Agreements). Under the Management Agreements, WRIMCO is employed to supervise the investments of the Portfolios and provide investment advice to the Portfolios. The Management Agreements obligate WRIMCO to make investments for the account of the Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the Code) relating to regulated investment companies, subject to policy decisions adopted by the Board. WRIMCO also determines the securities to be purchased or sold by the Fund and places the orders. The Management Agreements with respect to International Value Portfolio, Micro Cap Growth Portfolio and Small Cap Value Portfolio and with respect to Global Natural Resources Portfolio, Mortgage Securities Portfolio and Real Estate Securities Portfolio also authorize WRIMCO to appoint one or more qualified investment subadvisors to provide these Portfolios with certain services required by the Management Agreement.

         WRIMCO is a wholly owned subsidiary of Waddell & Reed. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

         WRIMCO and/or its predecessor have served as investment manager to each of the registered investment companies in the Advisors Fund Complex since each company's inception. WRIMCO had also served as investment manager for the funds in Ivy Funds, Inc. until June 30, 2003. Effective June 30, 2003, WRIMCO assigned its Investment Management Agreement with Ivy Funds, Inc. to Ivy Investment Management Company (IICO) (until March 7, 2005, known as Waddell & Reed Ivy Investment Company (WRIICO)), an affiliate of WRIMCO. Waddell & Reed serves as principal underwriter and distributor for each of the investment companies in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc., and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which W&R Target Funds, Inc. is the underlying investment vehicle. Waddell & Reed had also served as the principal underwriter and distributor for Ivy Funds, Inc. until June 16, 2003. Effective June 16, 2003, Waddell & Reed assigned the Principal Underwriting Agreement with Ivy Funds, Inc. to Ivy Funds Distributor, Inc., an affiliate of Waddell & Reed.

         The Management Agreements were renewed by the Board of Directors at the meeting held August 18, 2004, and each will continue in effect for the period from October 1, 2004, through September 30, 2005, unless sooner terminated. Each Management Agreement provides that it may be renewed year to year as to each affected Portfolio, provided that any such renewal has been specifically approved, at least annually, by (i) the Board of Directors, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, and (ii) the vote of a majority of the Directors who are not deemed to be "interested persons" (as defined in the 1940 Act) of the Fund or WRIMCO (the Disinterested Directors). Each Management Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice by the Fund to WRIMCO and 120 days' written notice by WRIMCO to the Fund, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Renewal of Investment Management Agreement

         At their August 17 and 18, 2004 meeting, the Directors, including all of the Disinterested Directors, considered and approved the renewal of the existing Management Agreements between WRIMCO and the Funds, as well as Subadvisory Agreements for certain of the Portfolios. In voting to approve continuation of the Management Agreements and each Subadvisory Agreement, the Disinterested Directors, considered, with respect to each Portfolio, the nature and quality of the services provided under the Management Agreements and Subadvisory Agreements and the overall fairness of the Agreements. The Disinterested Directors concluded, with respect to each Portfolio, that the terms of the Management Agreements, and Subadvisory Agreements (as applicable), are reasonable and fair and that the continuation of the Agreements is in the best interests of each Portfolio. These matters were considered by the Disinterested Directors meeting separately from the full Board with experienced 1940 Act counsel that is independent from Waddell & Reed and WRIMCO.

         As part of the renewal process, legal counsel to the Funds and the Disinterested Directors sent information request letters to WRIMCO and each subadvisor seeking certain relevant information. Fund counsel also provided the Directors with a memorandum detailing their responsibilities pertaining to the renewal of the Management Agreement and the Subadvisory Agreements. This memorandum explained the regulatory requirements surrounding the Directors' process for evaluating the Funds' investment adviser and the terms of the Management Agreement and each Subadvisory Agreement. The Board also retained a third-party consultant to provide data regarding the Funds' performance and expenses compared with similarly managed funds and met with the consultant to discuss the data.

Considerations and Conclusions with Respect to All Portfolios

         In determining whether to approve the continuance of the Management Agreement and each Subadvisory Agreement, the Disinterested Directors considered the best interests of each Fund separately. They considered the following factors to be of primary importance to their approval of the Management Agreement and Subadvisory Agreement (as applicable), with respect to each Fund:

  the performance of the Fund relative to comparable mutual funds and unmanaged indices;
  an analysis of the Fund's investment advisory fees and total expenses versus comparable mutual funds, including that the expense ratios of the Fund appear to be reasonable given the quality of services expected to be provided;
  the existence or appropriateness of breakpoints in the Fund's advisory fees;
  a cost/profitability analysis of WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Fund, if available;
  an evaluation of other benefits to WRIMCO, the subadvisor (as applicable) or the Fund as a result of their relationship, if any; and
  the favorable history, reputation, qualification and background of WRIMCO and the subadvisor (as applicable), as well as the qualifications of its personnel and financial condition.

         With respect to the nature and quality of services provided, the Disinterested Directors considered the performance of each Fund in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies, as selected and provided by a third-party consultant. The Disinterested Directors also considered WRIMCO's and the subadvisor's use of brokers or dealers in Fund transactions that provided research and other services to WRIMCO or the subadvisor, and the benefits derived by the Funds and by other clients of WRIMCO or the subadvisor from such services.

         With respect to the overall fairness of the Management Agreement, the Disinterested Directors considered the fee structure and the profitability of WRIMCO and its affiliates from their association with the Funds. The Directors reviewed information from a third-party data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Funds. The Directors also considered that each Fund's advisory fee structure provides for a reduction of payments resulting from economies of scale. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to each Fund, the Disinterested Directors reviewed specific data as to WRIMCO's profit or loss on each Fund for a recent period.

Considerations and Conclusions with Respect to each Portfolio

         In considering the renewal of the Management Agreement and Subadvisory Agreement, as applicable, with respect to each Fund, the Directors considered certain additional factors for each Fund, which are set forth below.

         Asset Strategy Portfolio. The Directors considered that the Portfolio had underperformed the selected peer group funds and index for the one-year period ended June 30, 2004 but had outperformed the selected peer group funds and index for the three- and five-year periods ended June 30, 2004. They also considered that the management fees and total expenses of the Fund were higher than those of the peer group funds. The Directors considered any specific portfolio management issues that contributed to the higher fee. They also considered and reviewed information from management relating to the impact on expenses of maintaining more than the average number of shareholder accounts, since a greater number of smaller-sized shareholder accounts has the effect of increasing expenses. The Directors noted that WRIMCO incurred a loss on the services it provided to the Fund.

         Balanced Portfolio. The Directors considered that the Portfolio had outperformed the peer group funds and index for the one- and three-year periods ended June 30, 2004. They also considered that the management fees of the Fund were lower than those of the peer group funds, but the total expenses of the Fund were higher than those of the peer group funds. The Directors considered and reviewed information from management relating to the impact on expenses of maintaining more than the average number of shareholder accounts, since a greater number of smaller-sized shareholder accounts has the effect of increasing expenses. They noted that WRIMCO incurred a loss on the services it provided to the Fund.

         Bond Portfolio. The Directors considered that the Portfolio had comparable performance to the selected peer group funds and index for the one-year period ended June 30, 2004 and outperformed the selected peer group funds for the three-year period ended June 30, 2004. They also considered that the management fees and total expenses of the Fund were lower than or comparable to those of the peer group funds. The Directors noted that WRIMCO incurred a loss on the services it provided to the Fund.

         Core Equity Portfolio. The Directors considered that the Portfolio had underperformed the selected peer group funds and index for the one- and three-year periods ended June 30, 2004, but had outperformed the selected peer group funds and index for the five-year period ended June 30, 2004. They discussed the Fund's underperformance for those periods with management and considered WRIMCO's resources and responsiveness. The Directors discussed with management the specific steps WRIMCO had taken or planned to take to improve Fund performance. They also considered that the management fees and total expenses of the Fund were lower than or comparable to those of the peer group funds. The Directors noted that WRIMCO incurred a loss on the services it provided to the Fund.

         Dividend Income Portfolio. The Directors considered that the Portfolio did not have a full year's performance record as of the period ended June 30, 2004. They also considered that WRIMCO had voluntarily agreed to waive management fees if Fund assets totaled less than $25 million.

         Growth Portfolio. The Directors considered that the Portfolio had underperformed the selected peer group funds and index for the one-year period ended June 30, 2004, but had outperformed the selected peer group funds and index for the three- and five-year periods ended June 30, 2004. They also considered that the management fees and total expenses of the Fund were lower than or comparable to those of the peer group funds. The Directors noted that WRIMCO incurred a loss on the services it provided to the Fund.

         High Income Portfolio. The Directors considered that the Portfolio had comparable performance to the selected peer group funds and index for the one- and three-year periods ended June 30, 2004. They also considered that the management fees and total expenses of the Fund were lower than or comparable to those of the peer group funds. The Directors noted that WRIMCO incurred a loss on the services it provided to the Fund.

         International Portfolio (now International Growth Portfolio). The Directors considered that the Portfolio had underperformed the peer group funds and index for the one- and three-year periods ended June 30, 2004, but had comparable performance to the selected peer group funds for the five-year period ended June 30, 2004. They discussed the Fund's underperformance for those periods with management and considered WRIMCO's resources and responsiveness. The Directors discussed with management the specific steps WRIMCO had taken or planned to take to improve Fund performance. They also considered that the management fees and total expenses of the Fund were lower than or comparable to those of the peer group funds. The Directors noted that WRIMCO incurred a loss on the services it provided to the Fund.

         International II Portfolio (now International Value Portfolio). The Directors considered that the Portfolio had outperformed the selected peer group funds and index for the one-, three- and five-year periods ended June 30, 2004. In particular, they noted that WRIMCO recommended the retention of Templeton Investment Counsel, LLC at this time. The Directors also considered that the management fees and total expenses of the Fund were lower than or comparable to those of the peer group funds. They noted that WRIMCO incurred a loss on the services it provided to the Fund.

         Limited-Term Bond Portfolio. The Directors considered that the Portfolio had underperformed the selected peer group funds and index for the one-year period ended June 30, 2004, had comparable performance to the selected peer group funds and index for the three- and five-year periods ended June 30, 2004, and had outperformed the selected peer group funds and index for the ten-year period ended June 30, 2004. They also considered that the management fees and total expenses of the Fund were lower than or comparable to those of the peer group funds. The Directors noted that WRIMCO incurred a loss on the services it provided to the Fund.

         Micro Cap Growth Portfolio. The Directors considered that the Portfolio had underperformed the peer group funds and index for the one- and three-year periods ended June 30, 2004, but had comparable performance to the selected peer group funds for the five-year period ended June 30, 2004. They discussed the Fund's underperformance for those periods with management and considered WRIMCO's resources and responsiveness. The Directors discussed with management the specific steps WRIMCO had taken or planned to take to improve Fund performance. In particular, the Directors noted that WRIMCO agreed to monitor the subadvisor, Wall Street Associates, that certain personnel changes had taken place at Wall Street Associates and that WRIMCO recommended the retention of Wall Street Associates at this time. They also considered that the management fees of the Fund were lower than those of the peer group funds, but the total expenses of the Fund were higher than those of the peer group funds. The Board considered and reviewed information from management relating to the impact on expenses of maintaining more than the average number of shareholder accounts, since a greater number of smaller-sized shareholder accounts has the effect of increasing expenses. They noted that WRIMCO incurred a loss on the services it provided to the Fund.

         Money Market Portfolio. The Directors considered that the Portfolio had outperformed the selected peer group funds for the one-, three- and five-year periods ended June 30, 2004. They also considered that the management fees and total expenses of the Fund were lower than or comparable to those of the peer group funds. The Directors noted that WRIMCO incurred a loss on the services it provided to the Fund.

         Mortgage Securities Portfolio. The Directors considered that the Portfolio did not have a full year's performance record as of the period ended June 30, 2004. In particular, they noted that WRIMCO recommended the retention of Advantus Capital Management, Inc. at this time.

         Real Estate Securities Portfolio. The Directors considered that the Portfolio did not have a full year's performance record as of the period ended June 30, 2004. In particular, they noted that WRIMCO recommended the retention of Advantus Capital Management, Inc. at this time.

         Science and Technology Portfolio. The Directors considered that the Portfolio had outperformed the selected peer group funds for the one- and three-year periods ended June 30, 2004. They also considered that the management fees and total expenses of the Fund were lower than or comparable to those of the peer group funds. The Directors noted that WRIMCO incurred a loss on the services it provided to the Fund.

         Small Cap Growth Portfolio. The Directors considered that the Portfolio had underperformed the selected peer group funds and index for the one-year period ended June 30, 2004 but had outperformed the selected peer group funds and index for the three-year period ended June 30, 2004. They also considered that the management fees and total expenses of the Fund were lower than or comparable to those of the peer group funds. They noted that WRIMCO incurred a loss on the services it provided to the Fund.

         Small Cap Value Portfolio. The Directors considered that the Portfolio had outperformed the selected peer group funds and index for the one-, three- and five-year periods ended June 30, 2004. In particular, they noted that WRIMCO recommended the retention of State Street Research & Management Company at this time. The Directors also considered that the management fees and total expenses of the Fund were lower than or comparable to those of the peer group funds. The Board noted that WRIMCO incurred a loss on the services it provided to the Fund.

         Value Portfolio. The Directors considered that the Portfolio had comparable performance to the selected peer group funds and index for the one-year period ended June 30, 2004 and had outperformed the selected peer group funds and index for the three-year period ended June 30, 2004. They also considered that the management fees of the Fund were lower than those of the peer group funds, but the total expenses of the Fund were higher than those of the peer group funds. The Directors considered and reviewed information from management relating to the impact on expenses of maintaining more than the average number of shareholder accounts, since a greater number of smaller-sized shareholder accounts has the effect of increasing expenses. They noted that WRIMCO incurred a loss on the services it provided to the Fund.

         The Management Agreements with respect to Global Natural Resources Portfolio and Mid Cap Growth Portfolio were approved by the Board of Directors at the meeting held November 10, 2004, and each will continue in effect through September 30, 2005, unless sooner terminated. Each Management Agreement provides that it may be renewed year to year as to each Portfolio, provided that any such renewal has been specifically approved, at least annually, by (i) the Board of Directors, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, and (ii) the vote of a majority of the Directors who are not deemed to be "interested persons" (as defined in the 1940 Act) of the Fund or WRIMCO (the Disinterested Directors). Each Management Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice by the Fund to WRIMCO and 120 days' written notice by WRIMCO to the Fund, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

         In connection with their consideration of the Management Agreements as to each Portfolio, the Disinterested Directors met separately with independent legal counsel. In determining whether to approve the Management Agreement as to each Portfolio, the Disinterested Directors, as well as the full Board of Directors, considered a number of factors, including: the nature and quality of investment management services to be provided to the Portfolio by WRIMCO, including WRIMCO's investment management expertise and the personnel, resources and experience of WRIMCO; with respect to Global Natural Resources Portfolio, WRIMCO's retention of a sub-advisor, Mackenzie Financial Corporation (MFC); the cost to WRIMCO in providing its services under the Management Agreement and WRIMCO's profitability; whether the Portfolio and its shareholders will benefit from economies of scale; whether WRIMCO or any of its affiliates will receive ancillary benefits that should be taken into consideration in evaluating the investment management fee payable by the Fund; and the investment management fees paid by comparable investment companies.

         In voting to approve the proposed Management Agreements and Sub-Advisory Agreement, the Disinterested Directors considered, with respect to each Proposed Fund, the nature and quality of the services provided under the Management Agreements and, in the case of the Global Natural Resources Portfolio, the proposed Sub-Advisory Agreement, and the overall fairness of the proposed Agreements. The Disinterested Directors concluded, with respect to each Portfolio, that the terms of the proposed Management Agreement and, with respect to the Global Natural Resources Portfolio, the proposed Sub-Advisory Agreement, are reasonable and fair and that the approval of the proposed Agreements is in the best interests of each Portfolio.

         In determining whether to approve the proposed Management Agreements and Sub-Advisory Agreement, the Disinterested Directors considered the best interests of each Portfolio separately. They considered the following factors to be of primary importance to their approval of the Management Agreements and Sub-Advisory Agreement (as applicable), with respect to each Portfolio:

  the performance of comparable mutual funds managed by WRIMCO or its affiliate compared with the average performance of similarly managed funds;
  an analysis of the Portfolio's proposed investment advisory fees versus the peer median management fee based on the management fees for similarly managed funds provided by a third party consultant;
  the existence or appropriateness of breakpoints in the Portfolio's advisory fees;
  an evaluation of other benefits anticipated to accrue to WRIMCO, MFC (as applicable) or the Portfolio as a result of its relationship, if any; and
  the favorable history, reputation, qualification and background of WRIMCO and MFC (as applicable), as well as the qualifications of its personnel and financial condition.

         With respect to the nature and quality of services provided, the Disinterested Directors considered the performance of comparable mutual funds managed by WRIMCO or its affiliate compared with the performance of similarly managed funds. The Disinterested Directors also considered WRIMCO's and MFC's use of brokers or dealers in Portfolio transactions that provided research and other services to WRIMCO or MFC, and the benefits derived by the Portfolios and by other clients of WRIMCO or MFC from such services.

         With respect to the overall fairness of the proposed Management Agreements, the Disinterested Directors considered the proposed advisory fee structure for each Portfolio. The Directors considered that each Portfolio's advisory fee structure provides for a reduction of payments resulting from economies of scale. The Directors did not take into account the projected profits of WRIMCO for managing each Portfolio, because the proposed relationships had not yet commenced and it would be difficult to project those profits. However, the Directors noted that this issue likely would be considered at the time of any future renewal of the Management Agreements.

         In considering the proposed Management Agreements and Sub-Advisory Agreement, as applicable, with respect to each Portfolio, the Directors considered certain additional factors for each Portfolio, which are set forth below.

         Mid Cap Growth Portfolio. The Directors considered that funds managed by WRIMCO or its affiliate that had similar investment policies and strategies to the Mid Cap Growth Portfolio and that were managed by the same portfolio manager had higher annual total returns than the average total returns for a selected peer group for the one- and five-year periods ended June 30, 2004. They also considered that the proposed management fee of the Mid Cap Growth Portfolio is higher than those of the peer median management fee which was based on the management fees for similarly managed funds as provided by a third party consultant. The Directors considered any specific portfolio management issues that contributed to the higher fee. The Directors also considered that the proposed management fee had breakpoints at certain asset levels. While the proposed management fee for the Portfolio is higher than the applicable peer median management fee, the Portfolio is unusual in that it will invest in particular segments of the market and can be expected to require greater investment management resources. The Portfolio has been modeled after an existing fund managed by WRIMCO and another managed by Ivy Investment Management Company (formerly, Waddell & Reed Ivy Investment Company) that have very good performance records and the advisory fees for the Portfolio are the same as those of the corresponding existing funds.

         Global Natural Resources Portfolio. The Directors considered that a fund managed by IICO, which is also sub-advised by MFC, that had similar investment policies and strategies to the Global Natural Resources Portfolio had higher annual total returns than the average total returns for a selected peer group for the three- and five-year periods ended June 30, 2004. They also considered that the proposed management fee of the Global Natural Resources Portfolio is higher than those of the peer median management fee which was based on the management fees for similarly managed funds as provided by a third party consultant. The Directors considered any specific portfolio management issues that contributed to the higher fee and that the proposed management fee had breakpoints at certain asset levels. While the proposed management fee for the Portfolio is higher than the applicable peer median management fee, the Portfolio is unusual in that it will invest in particular segments of the market and can be expected to require greater investment management resources. The Portfolio has been modeled after an existing fund managed by Ivy Investment Management Company that has a very good performance record and the advisory fees for the Portfolio are the same as those of the corresponding existing fund.

         The Directors considered the extent of the services to be provided by MFC, described in the proposed Sub-Advisory Agreement, including that MFC would be responsible for formulating and implementing a continuous investment program for the Global Natural Resources Portfolio consistent with its investment objective and policies. (The Directors also considered that the proposed sub-advisory fee was lower than the industry average sub-advisory fee and that the proposed sub-advisory fee had breakpoints at the same asset levels as the proposed advisory fee.) In concluding that MFC's proposed fee was reasonable, the Directors considered that the proposed fee is identical to the sub-advisory fee that WRIICO pays to MFC on behalf of Ivy Global Natural Resources Fund. They also considered that: (a) WRIMCO was responsible for the selection, subject to Board approval, of any sub-advisor to the Portfolio, as well as monitoring its performance; (b) WRIMCO would be responsible for MFC's compliance with the Portfolio's investment objective and policies and restrictions as well as compliance with the federal securities laws; and (c) WRIMCO was responsible for the overall success or failure of the Portfolio.

Subadvisory Agreements

         Advantus Capital Management, Inc. (Advantus Capital), an SEC-registered investment advisor located at 400 Robert Street North, St. Paul, Minnesota 55101, has been retained under an investment subadvisory agreement to provide investment advice for and, in general, conduct the investment management program of Mortgage Securities Portfolio and Real Estate Securities Portfolio, subject to the general control of the Board of Directors of the Fund. Advantus Capital had approximately $15.4 billion in assets under management as of December 31, 2004.

         Advantus Capital acts as investment subadvisor to Mortgage Securities Portfolio and Real Estate Securities Portfolio under an Investment Subadvisory Agreement (the Advantus Capital Agreement) with WRIMCO, which was approved by the Board of Directors at a meeting held February 18, 2004 and executed with Advantus Capital. The Advantus Capital Agreement will continue in effect through September 30, 2005, unless sooner terminated.

         The Advantus Capital Agreement will terminate automatically in the event of its assignment or upon the termination of the Management Agreement. In addition, the Advantus Capital Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by WRIMCO on 60 days' written notice to Advantus Capital, or by Advantus Capital on 60 days' written notice to WRIMCO. Unless sooner terminated, the Advantus Capital Agreement shall continue in effect from year to year if approved at least annually by the Board of Directors of the Fund, provided that such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the Advantus Capital Agreement, cast in person at a meeting called for the purpose of voting on such approval.

         For its services, Advantus Capital receives fees from WRIMCO, such fees accrued daily and payable in arrears on the last day of each calendar month, pursuant to the following schedule:

Fund Name	Annual Fee Payable to Advantus Capital as a
Percentage of the Fund's Average Net Assets
Mortgage Securities Portfolio	0.30%
Real Estate Securities Portfolio	0.55%

         BlackRock Financial Management, Inc. (BlackRock), a Delaware corporation with offices at 40 East 52nd Street, New York, NY 10022, has been retained under an investment subadvisory agreement to provide investment advice for and, in general, conduct the investment management program of Small Cap Value Portfolio, subject to the general control of the Board of Directors of the Fund. BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc., which trades on the New York Stock Exchange under the symbol BLK. Approximately 14% of BlackRock, Inc.'s stock is held by the public, while employees own 16% and a subsidiary of The PNC Financial Services Group, Inc. ("PNC") holds 70%. PNC, headquartered in Pittsburgh, is one of the nation's largest diversified financial services organizations providing regional banking, corporate banking, real estate finance, asset-based lending, wealth management, asset management and global fund services. Together with its affiliates, BlackRock serves as investment adviser to fixed income, equity and liquidity investors in the United States and overseas through fund and institutional accounts with combined total assets as of December 31, 2004, of approximately $341.8 billion.

         BlackRock acts as investment subadvisor to Small Cap Value Portfolio under an Investment Subadvisory Agreement (the BlackRock Agreement) with WRIMCO, which was approved by the Board of Directors at a meeting held November 10, 2004 and approved by a majority of the shareholders of the Portfolio at a meeting held January 20, 2005. The BlackRock Agreement was executed with BlackRock effective January 31, 2005. The BlackRock Agreement will continue in effect through September 30, 2005, unless sooner terminated.

         The BlackRock Agreement will terminate automatically in the event of its assignment or upon the termination of the Management Agreement. In addition, the BlackRock Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by WRIMCO on 60 days' written notice to BlackRock, or by BlackRock on 60 days' written notice to WRIMCO. Unless sooner terminated, the BlackRock Agreement shall continue in effect from year to year if approved at least annually by the Board of Directors of the Fund, provided that such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the BlackRock Agreement, cast in person at a meeting called for the purpose of voting on such approval.

         From the management fee received with respect to Small Cap Value Portfolio, WRIMCO pays to BlackRock a subadvisory fee computed at an annual rate, which is a percentage of the average daily net assets of Small Cap Value Portfolio, as follows: 0.50% of net assets. The subadvisory fee is accrued daily and payable in arrears on the last day of each calendar month.

         Mackenzie Financial Corporation (MFC) is a wholly-owned subsidiary of IGM Financial Inc. MFC, with offices at 150 Bloor Street West, Suite 400, Toronto, Ontario, Canada, M5S 3B5, is a corporation organized under the laws of Ontario. MFC is registered in Ontario as a mutual fund dealer and also registered with the SEC as an investment adviser. MFC has been retained under an investment subadvisory agreement to provide investment advice for and, in general, conduct the investment management program of Global Natural Resources Portfolio, subject to the general control of the Board of Directors of the Fund. MFC had approximately $43.4 billion Canadian in assets under management as of December 31, 2004.

         From the management fee received with respect to Global Natural Resources Portfolio, WRIMCO pays to MFC a subadvisory fee computed at an annual rate, accrued daily and payable in arrears on the last day of each calendar month, pursuant to the following schedule:

Fee Payable to MFC as a Percentage of
Net Portfolio Assets	the Portfolio's Average Net Assets
Up to $500 million	0.500%
Over $500 million and up to $1 billion	0.425%
Over $1 billion and up to $2 billion	0.415%
Over $2 billion and up to $3 billion	0.400%
Over $3 billion	0.380%

         Templeton Investment Counsel, LLC (Templeton Counsel), a Delaware limited liability company with principal offices at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, has been retained under an investment subadvisory agreement to provide investment advice for and, in general, conduct the investment management program of International Value Portfolio, subject to the general control of the Board of Directors of the Fund. Templeton Counsel is an indirect, wholly owned subsidiary of Templeton Worldwide, Inc., Fort Lauderdale, Florida, which in turn is a wholly owned subsidiary of Franklin Resources, Inc. Templeton Counsel had approximately $146.8 billion in assets under management as of December 31, 2004.

         Templeton Counsel acts as investment subadvisor to International Value Portfolio under an Investment Subadvisory Agreement (the Templeton Agreement) with WRIMCO, which was approved by the Board of Directors at meetings held June 24, 2003 and August 20, 2003 and executed with Templeton Counsel on September 22, 2003. The Templeton Agreement will continue in effect through September 30, 2005, unless sooner terminated.

         The Templeton Agreement will terminate automatically in the event of its assignment or upon the termination of the Management Agreement. In addition, the Templeton Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by WRIMCO on 60 days' written notice to Templeton Counsel, or by Templeton Counsel on 60 days' written notice to WRIMCO. Unless sooner terminated, the Templeton Agreement shall continue in effect from year to year if approved at least annually by the Board of Directors of the Fund, provided that such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the Templeton Agreement, cast in person at a meeting called for the purpose of voting on such approval.

         From the management fee received with respect to International Value Portfolio, WRIMCO pays to Templeton Counsel a subadvisory fee computed at an annual rate, which is a percentage of the average daily net assets of International Value Portfolio, as follows: 0.50% of net assets up to $100 million, 0.35% of net assets over $100 million and up to $200 million, 0.30% of net assets over $200 million and up to $450 million, and 0.25% of net assets over $450 million. The subadvisory fee is accrued daily and payable in arrears on the last day of each calendar month.

         Wall Street Associates (WSA), a California corporation with principal offices at La Jolla Financial Building, Suite 100, 1200 Prospect Street, La Jolla, California 92037, has been retained under an investment subadvisory agreement to provide investment advice for and, in general, conduct the investment management program of Micro Cap Growth Portfolio, subject to the general control of the Board of Directors of the Fund. WSA, founded in 1987, provides investment advisory services for institutional clients and high net worth individuals. WSA had approximately $2.3 billion in assets under management as of December 31, 2004.

         WSA acts as investment subadvisor to Micro Cap Growth Portfolio under an Investment Subadvisory Agreement (the WSA Agreement) with WRIMCO, which was approved by the Board of Directors at meetings held June 24, 2003 and August 20, 2003 and executed with WSA on September 22, 2003. The WSA Agreement will continue in effect through September 30, 2005, unless sooner terminated.

         The WSA Agreement will terminate automatically in the event of its assignment or upon the termination of the Management Agreement. In addition, the WSA Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by WRIMCO on 60 days' written notice to WSA, or by WSA on 60 days' written notice to WRIMCO. Unless sooner terminated, the WSA Agreement shall continue in effect from year to year if approved at least annually by the Board of Directors of the Fund, provided that such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the WSA Agreement, cast in person at a meeting called for the purpose of voting on such approval.

         From the management fee received with respect to Micro Cap Growth Portfolio, WRIMCO pays to WSA a subadvisory fee computed at an annual rate, which is a percentage of the average daily net assets of Micro Cap Growth Portfolio, as follows: 0.50% of net assets. The subadvisory fee is accrued daily and payable in arrears on the last day of each calendar month.

         The Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services (the Transfer Agency Agreement) and a separate agreement for accounting services (the Accounting Services Agreement) with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Board of Directors prior to approving any Transfer Agency Agreement or Accounting Services Agreement.

Transfer Agency Services

         Under the Transfer Agency Agreement entered into between the Fund and Waddell & Reed Services Company (WRSCO), a subsidiary of Waddell & Reed, WRSCO performs transfer agency functions, including the maintenance of shareholder accounts which are the separate accounts of the Participating Insurance Companies, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, and the furnishing of related information to the Fund. A new Transfer Agency Agreement, or amendments to the existing one, may be approved by the Board of Directors without shareholder approval.

Accounting Services

         Under the Accounting Services Agreement entered into between the Fund and WRSCO, WRSCO provides the Fund with bookkeeping and accounting services and assistance including maintenance of the Fund's records, pricing of the Portfolios' shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Payments by the Fund for Management and Accounting Services

         Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus. The management fees paid to WRIMCO, during the last three fiscal years for each Portfolio then in existence were as follows:

         Periods ended December 31,

	2004	2003	2002
Asset Strategy Portfolio	$ 1,710,630	$ 1,370,703	$ 965,187
Balanced Portfolio	4,266,960	2,037,407	1,218,838
Bond Portfolio	1,174,419	1,325,101	1,082,478
Core Equity Portfolio	5,008,896	4,621,514	5,347,086
Dividend Income Portfolio	35,137	NA	NA
Growth Portfolio	8,597,576	6,081,291	5,890,488
High Income Portfolio	1,086,442	905,941	758,705
International Growth Portfolio	1,474,854	1,183,709	1,354,560
International Value Portfolio*	2,935,178	1,725,274	1,539,322
Limited-Term Bond Portfolio	380,242	349,042	87,194
Micro Cap Growth Portfolio*	379,121	290,660	310,437
Money Market Portfolio	223,887	357,482	386,516
Mortgage Securities Portfolio	49,983	NA	NA
Real Estate Securities Portfolio	47,919	NA	NA
Science and Technology Portfolio	2,435,705	1,841,819	1,870,513
Small Cap Growth Portfolio	4,704,270	3,019,517	2,644,908
Small Cap Value Portfolio*	897,572	503,681	367,199
Value Portfolio	2,077,399	895,591	445,046

*Prior to September 22, 2003, Management Fee was paid to Advantus Capital, the investment manager for the predecessor funds.

         The Fund accrues and pays this fee daily.

         Pursuant to its voluntary waiver of fees for a Portfolio, managed solely by WRIMCO, with assets under $25 million on any fee accrual and payment date, WRIMCO waived management fees in the amounts of $50,283 for Limited-Term Bond Portfolio for 2002.

         Under the Accounting Services Agreement, each Portfolio pays WRSCO, effective July 1, 2003, a monthly fee shown in the following table, based on the average daily net assets during the prior month.

         Accounting Services Fee
Average Daily Net Assets for the Month	Monthly Fee
$ 0 - $ 10 million	$ 0
$ 10 - $ 25 million	$ 958
$ 25 - $ 50 million	$ 1,925
$ 50 - $100 million	$ 2,958
$100 - $200 million	$ 4,033
$200 - $350 million	$ 5,267
$350 - $550 million	$ 6,875
$550 - $750 million	$ 8,025
$750 - $ 1.0 billion	$10,133
$1.0 billion and over	$12,375

         Plus, for each class of shares in excess of one, each Portfolio pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

         Each Portfolio also pays monthly a fee paid at the annual rate of 0.01% or one basis point for the first $1 billion of assets with no fee charges for assets in excess of $1 billion. This fee may be voluntarily waived until Portfolio assets are at least $10 million.

         Prior to July 1, 2003, each Portfolio paid to WRSCO a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Average Daily Net Assets for the Month	Monthly Fee
$0 to $10	$ 0
$10 to $25	$ 917
$25 to $50	$1,833
$50 to $100	$2,750
$100 to $200	$3,666
$200 to $350	$4,583
$350 to $550	$5,500
$550 to $750	$6,417
$750 to $1,000	$7,792
$1,000 and over	$9,167

         In addition, for each class of shares in excess of one, each Portfolio paid WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

         Fees paid to WRSCO for the last three fiscal years for each Portfolio then in existence were as follows:

         Periods ended December 31,

	2004	2003	2002
Asset Strategy Portfolio	$ 63,200	$ 52,367	$44,000
Balanced Portfolio	96,300	59,408	44,000
Bond Portfolio	63,200	59,100	49,500
Core Equity Portfolio	96,300	86,650	85,250
Dividend Income Portfolio	2,875	NA	NA
Growth Portfolio	148,500	107,400	88,000
High Income Portfolio	48,400	46,200	44,000
International Growth Portfolio	48,400	46,200	44,000
International Value Portfolio	68,025	21,067	NA
Limited-Term Bond Portfolio	35,500	33,333	16,500
Micro Cap Growth Portfolio	23,100	7,700	NA
Money Market Portfolio	33,433	37,917	37,583
Mortgage Securities Portfolio	6,708	NA	NA
Real Estate Securities Portfolio	1,917	NA	NA
Science and Technology Portfolio	63,200	55,433	51,333
Small Cap Growth Portfolio	90,550	65,533	57,750
Small Cap Value Portfolio	43,025	11,833	NA
Value Portfolio	63,200	42,250	32,083

         Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and WRSCO, respectively, pay all of their own expenses in providing these services. Waddell & Reed and affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and Waddell & Reed. The Fund pays the fees and expenses of the Fund's other Directors. The Fund pays all of its other expenses. These include the costs of printing and mailing materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, fees payable under securities laws and to the Investment Company Institute, cost of processing and maintaining shareholder records, cost of systems or services used to price Portfolio securities and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Service Plan

         Under a Service Plan (Plan) adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, each Portfolio may pay Waddell & Reed a fee not to exceed .25% of the Portfolio's average annual net assets, paid daily, to compensate Waddell & Reed for its costs and expenses in connection with the provision of personal services to Policyowners.

         The Plan permits Waddell & Reed to be compensated for amounts it expends in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Policyowners and/or maintenance of Policyowner accounts; increasing services provided to Policyowners by office personnel; engaging in other activities useful in providing personal service to Policyowners; and in compensating broker-dealers who may regularly sell Policies, and other third parties, for providing shareholder services and/or maintenance of Policyowner accounts.

         The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plan are the officers and Directors who are also officers of either Waddell & Reed or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed. The Plan is anticipated to benefit each Portfolio and the Policyholders through Waddell & Reed's activities to provide directly, or indirectly, personal services to the Policyholders and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that Policyholders may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund through reduced redemptions and reducing a Policyholder's share of Fund and Portfolio expenses. In addition, the Fund anticipates that the revenues from the Plan will provide Waddell & Reed with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and Policyholders.

         The Plan was approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, Plan Directors). The Plan was also approved as to each Portfolio by the shareholders of the Portfolio.

         Among other things, the Plan provides that (1) Waddell & Reed will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (3) amounts to be paid by a Portfolio under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the Portfolio, and (4) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors. During the fiscal year ended December 31, 2004, each Portfolio paid the following amount under the Plan:

Asset Strategy Portfolio	$ 610,951
Balanced Portfolio	1,523,920
Bond Portfolio	559,249
Core Equity Portfolio	1,788,894
Dividend Income Portfolio	12,597
Growth Portfolio	3,113,937
High Income Portfolio	434,583
International Growth Portfolio	433,782
International Value Portfolio	863,297
Limited-Term Bond Portfolio	190,123
Micro Cap Growth Portfolio	99,772
Money Market Portfolio	139,930
Mortgage Securities Portfolio	25,034
Real Estate Securities Portfolio	13,308
Science and Technology Portfolio	716,388
Small Cap Growth Portfolio	1,383,612
Small Cap Value Portfolio	263,999
Value Portfolio	741,934

Custodial and Auditing Services

         The Portfolios' custodian is UMB Bank, n.a., and its address is 928 Grand Boulevard, Kansas City, Missouri. In general, the custodian is responsible for holding the Portfolios' cash and securities. Deloitte & Touche LLP, located at 1010 Grand Boulevard, Kansas City, Missouri, is the Portfolios' independent registered public accounting firm, and audits the Portfolios' financial statements and prepares the Portfolios' tax returns.

Portfolio Managers

Portfolio Managers employed by WRIMCO

The following tables provide information relating to the portfolio managers of the Portfolios as of December 31, 2004:

Michael L. Avery
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,200	0	0
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

James Cusser
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,164	0	0
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

David Ginther
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$284	0	0
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

Thomas Mengel
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	1	7
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,300	$5.6	$218.7
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

William Nelson
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$189.6	0	0
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

Matthew Norris
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$982.7	0	$109
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

Cynthia Prince-Fox
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,260	$2.6	$154.6
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

Philip Sanders
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	9	38
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,400	$555	$2,600
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

Gilbert Scott
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$2,050	$53.4	0
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

Kimberly Scott
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,349	0	0
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

Zachary Shafran
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	4
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$2,800	0	$4.3
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

Patrick Sterner
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	24
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$317.2	0	$784.8
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

Mira Stevovich
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$760.8	0	0
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

Daniel Vrabac
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	0	13
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,500	0	$240
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

James Wineland
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	14
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$5,270	$174.9	$552.4
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

  The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. WRIMCO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.
  The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund might outperform the securities selected for the fund. WRIMCO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to WRIMCO's adopted Allocation Procedures.

WRIMCO and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual's level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of Waddell & Reed Financial, Inc. (WDR) that rewards teamwork. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent; and d) to the extent a portfolio manager also manages institutional separate accounts, he or she will share in a percentage of the revenues earned, on behalf of such accounts, by WRIMCO.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is their percentile ranking against the performance of managers of the same investment style at other firms. The secondary benchmark is an index of securities matched to the same investment style. Half of their bonuses are based upon a three-year period and half is based upon a one year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios are similar in investment style and all are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses are invested in mutual funds managed by Waddell & Reed, with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being invested in Waddell & Reed managed mutual funds, the WDR's 401(k) plan offers Waddell & Reed managed mutual funds as investment options. No bonus compensation is based upon the amount of the mutual fund assets under management.

Ownership of Securities

As of December 31, 2004, the dollar range of shares beneficially owned by the portfolio managers was:

Manager	Portfolio Managed in the W&R Target Funds	Dollar Range of Shares Owned* in Portfolio Managed	Dollar Range of Shares Owned in Funds in Fund Complex
Michael Avery	Asset Strategy	$0	$50,001 to $100,000
James Cusser	Bond	$0	$0
David Ginther	Dividend Income	$0	over $100,000
Thomas Mengel	International Growth	$0	over $100,000
William Nelson	High Income	$0	$1 to $10,000
Matthew Norris	Value	$0	$10,001 to $50,000
Cynthia Prince-Fox	Balanced	$0	over $100,000
Philip Sanders	Growth	$0	$0
Gilbert Scott	Small Cap Growth	$0	over $100,000
Kimberly Scott	Mid Cap Growth	$0	$0
Zachary Shafran	Science and Technology	$0	$0
Patrick Sterner	Limited-Term Bond	$0	$0
Mira Stevovich	Money Market	$0	$50,001 to $100,000
Daniel Vrabac	Asset Strategy	$0	$0
James Wineland	Core Equity	$0	over $100,000

A portion of each portfolio manager's compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of December 31, 2004, the dollar range of shares of the Portfolios deemed owned by the portfolio managers was:

Manager	Portfolio Managed in the W&R Target Funds	Dollar Range of Shares Deemed Owned* in Portfolio Managed	Dollar Range of Shares Deemed Owned in Funds in Fund Complex
Michael Avery	Asset Strategy	$0	over $100,000
James Cusser	Bond	$0	$50,001 to $100,000
David Ginther	Dividend Income	$0	$1 to $10,000
Thomas Mengel	International Growth	$0	over $100,000
William Nelson	High Income	$50,001 to $100,000	$50,001 to $100,000
Matthew Norris	Value	$0	$10,001 to $50,000
Cynthia Prince-Fox	Balanced	$0	$10,001 to $50,000
Philip Sanders	Growth	over $100,000	over $100,000
Gilbert Scott	Small Cap Growth	$0	$50,001 to $100,000
Kimberly Scott	Mid Cap Growth	$0	over $100,000
Zachary Shafran	Science and Technology	$0	over $100,000
Patrick Sterner	Limited-Term Bond	$0	over $100,000
Mira Stevovich	Money Market	$0	$10,001 to $50,000
Daniel Vrabac	Asset Strategy	$0	over $100,000
James Wineland	Core Equity	$0	over $100,000

*The Portfolios' shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the insurance products for which the Portfolios serve as the underlying investment vehicle.

Portfolio Managers employed by Advantus Capital Management, Inc.

The following tables provide information relating the portfolio managers of the Portfolios as of December 31, 2004:

Christopher R. Sebald
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	2	9
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$901.4	$556.6	$932.1
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

David Land
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	1	4
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed	$802.6	$198.4	$698.9
Assets Managed with Performance-Based Advisory Fees	0	0	0

Joseph R. Betlej
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed	$403.7	$21.9	$142.7
Assets Managed with Performance-Based Advisory Fees	0	0	0

Conflicts of Interest

In the judgment of the Fund's investment adviser and investment sub-adviser, no material conflicts of interest are likely to arise in connection with a portfolio manager's management of a Fund on the one hand and the management of any account identified above on the other. All portfolio managers must manage assets in their personal accounts in accordance with Advantus Capital's code of ethics. The Funds and all other accounts managed by a portfolio manager in a similar style are managed subject to substantially similar investment restrictions and guidelines, and therefore no conflict of interest is likely to arise due to material differences in investment strategy. Advantus Capital has also adopted policies and procedures designed for fair allocation of investment opportunities between a Fund and other accounts managed by the same portfolio manager, including accounts of Advantus Capital or their affiliates. In addition, Advantus Capital believes that material conflicts due to differences in compensation paid to portfolio managers (see below) are also unlikely to arise. Account performance is a factor in determining a portfolio manager's compensation, but no portfolio manager's compensation structure favors one account over another on the basis of performance.

Compensation

As of the end of the Fund's most recent fiscal year, each portfolio manager of a Fund is compensated for managing the Fund and for managing other accounts identified above in the manner set forth below. Portfolio managers also receive other compensation in the form of group insurance and medical benefits and pension and other retirement benefits which are available generally to all employees of Advantus Capital and which do not discriminate in favor of any portfolio manager.

Base Salary -- the portfolio manager's total compensation package is reviewed and adjusted annually using competitive compensation surveys. Base salary is designed to provide a measure of stability and is targeted to be competitive with peers.

Short-term Bonus -- the portfolio manager is eligible for an annual bonus that is based on the portfolio manager's ability to meet predetermined goals. Of the total goal, approximately 95% is based on the pre-tax investment performance versus an appropriate benchmark and peer group. In the case of a Portfolio, the appropriate benchmark is the Portfolio's benchmark index described in the Fund's prospectus. Appropriate peer groups are determined using applicable Lipper investment categories. Performance comparisons to the respective benchmark and peer group are performed using both one-year and three-year performance. The remaining goals (approximately 5%) are based on subjective fulfillment of position duties.

Long-term Incentive -- the portfolio manager is eligible for a long-term bonus that is dependent upon Advantus Capital's strategic business objectives such as profitability, sales, etc. If long-term bonuses are granted, the bonus has a four-year vesting schedule.

Deferred Compensation -- the portfolio manager has the option to defer all or part of his or her short-term and long-term bonuses into a non-qualified deferred compensation plan. All elections must be made prior to the start of the performance measurement period.

Revenue Share -- the portfolio manager is paid a percentage of revenue received for the management of assets for unaffiliated clients including Mortgage Securities Portfolio and Real Estate Securities Portfolio, except is investments are made through the portfolio manager's retirement account that invests in the Funds through separate accounts. Revenues received from accounts of Advantus Capital or any of its affiliates, are not subject to revenue share.

Ownership of Securities

As of December 31, 2004, the dollar range of shares of the Portfolios beneficially owned by the portfolio managers was:

Manager	Dollar Range of Shares owned* in Mortgage Securities Portfolio	Dollar Range of Shares owned in Fund Complex
Christopher R. Sebald	$0	$0
David Land	$0	$0

Manager	Dollar Range of Shares owned* in Real Estate Securities Portfolio	Dollar Range of Shares owned in Fund Complex
Joseph R. Betlej	$0	$0

*The Portfolios' shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the insurance products for which the Portfolios serve as the underlying investment vehicle.

Note: No information is provided above for Jay Rosenberg, as he was not a portfolio manager for Real Estate Securities Portfolio on December 31, 2004.

Portfolio Managers employed by BlackRock Financial Management, Inc.

The following provides information relating to the portfolio manager of the Small Cap Value Portfolio as of January 31, 2005 (the date that BlackRock, and Mr. Archambo, began managing Small Cap Value Portfolio):

Wayne Archambo
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	0	18
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$5,865	0	$859
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolios, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Portfolios. In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolios. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

Circumstances may arise under which BlackRock determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for a Portfolio, BlackRock may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Portfolio with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Portfolio.

Portfolio Manager Compensation

BlackRock's financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP) -- The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock common stock. Mr. Archambo has received awards under the LTIP.

Deferred Compensation Program -- A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior managers, including Mr. Archambo, is mandatorily deferred in a similar manner for a number of years.

Options and Restricted Stock Awards -- While incentive stock options are not presently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Archambo has been granted stock options in prior years, and he also participates in BlackRock's restricted stock program.

Incentive Savings Plans -- The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock's common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each of the portfolio managers are eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Portfolios, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts are measured. For Mr. Archambo the relevant benchmark is a combination of market-based indices, and in the case of this fund is benchmarked to the Russell 2000 Value Index.

Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.

Ownership of Securities

As of January 31, 2005, the dollar range of shares of Small Cap Value Portfolio beneficially owned* by Wayne Archambo was: $0.

As of January 31, 2005, the dollar range of shares of funds in the Fund Complex beneficially owned by Wayne Archambo was: $0.

*The Portfolios' shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the insurance products for which the Portfolios serve as the underlying investment vehicle.

Portfolio Managers employed by Mackenzie Financial Corporation

The following provides information relating the portfolio managers of the Portfolios as of December 31, 2004:

Fred Sturm

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	1	4
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	0
Assets Managed (in millions)	$1,997	$27.7	$319.1
Assets Managed with Performance-Based Advisory Fees (in millions)	0	$27.7	0

Conflicts of Interest

The company, and the manager as its representative, may have other clients that lead to a variance in compensation schemes, however, the company has in place a Business Conduct Policy and Trade Allocation Policy which require fair treatment of all accounts. The manager, subject to the Business Conduct Policy, may invest in securities held by the Fund. The manager may also invest directly in other funds with overlapping mandates. The company reserves the sole discretion to periodically review, and materially alter the compensation schemes from time to time.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented (amongst others) with the following potential conflicts:

  The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. Individual mandate objectives may vary, but in general Mackenzie seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment approach. Most other accounts managed by a portfolio manager are managed using similar investment disciplines that are used in connection with the management of the Funds.
  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Mackenzie and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.
  With respect to securities transactions for the Funds, Mackenzie determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Mackenzie or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Mackenzie may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Mackenzie or its affiliates may place separate, non-simultaneous, transactions for a Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.
  Finally, the appearance of a conflict of interest may arise where Mackenzie has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.
  Mackenzie and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Compensation

Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. The managers may also participate in long-term incentives commonly used within the corporation, potentially including options of IGM Financial. Mackenzie evaluates competitive market compensation by reviewing compensation trends within the investment industry. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market and portfolio manager responsibilities. Each portfolio manager's compensation consists principally of the following elements:

  Base salary. Each portfolio manager is paid a base salary. In setting the base salary, Mackenzie's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.
  Periodic bonus. Each portfolio manager is eligible to receive periodic cash bonuses which have quantitative and non-quantitative components. Bonuses are determined based on a combination of factors including (but not exclusively) relevant comparisons to industry compensation practices, a measure of total assets under management, pre-tax performance of funds under management relative to comparable indices and competitive products assessed over a 1-5 year horizon, individual performance versus a series of specific objectives potentially including corporate management activities, and overall financial performance of the firm.
  Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of IGM Financial stock from pools determined from time to time by the Remuneration Committee of the Mackenzie Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
  Participation in deferred compensation plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

Global Natural Resources Portfolio has not been in operation prior to the date of this SAI. Therefore Mr. Sturm had no beneficial ownership of Portfolio shares.

As of December 31, 2004, the dollar range of shares of funds in the Fund Complex beneficially owned by Fred Sturm was: $0.

Portfolio Managers employed by Templeton Investment Counsel, LLC

The following provides information relating the portfolio managers of the Portfolios as of December 31, 2004:

Edgerton Tucker Scott

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts[1]
Number of Accounts Managed	4	1	6
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$3,486	$120	$1,040
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

Conflicts of Interest

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the Funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple Funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio manager's focus on a particular investment discipline, such as investing primarily in value-oriented equity securities of companies located outside the U.S. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interests. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible Funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among Funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that the Fund's Code of Ethics will adequately address such conflicts.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Portfolio Manager Compensation

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton budget guidelines. Portfolio managers have no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

Annual bonus. Each portfolio manager is eligible to receive an annual bonus. Franklin Templeton feels that portfolio managers should have some deferred or equity-based compensation in order to build a vested interest in the company and its shareholders. With this in mind, bonuses generally are split between cash (65%) and restricted shares of Franklin Resources, Inc. stock (35%). Larger bonus awards are 50% cash and 50% in restricted shares of Franklin Resources, Inc. stock. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of the manager and the portfolio manager. Any bonus under the plan is completely discretionary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

  Investment Performance: Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
  Research: Since the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.
  Non-Investment Performance: For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.
  Responsibilities: The size and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation. Portfolio managers may also be awarded options to purchase common shares of Franklin Resources, Inc. stock that would permit the portfolio manager to purchase a set amount of shares at the market price on the date of grant. Some portfolio managers also may be granted additional restricted shares of Franklin Resources, Inc. stock. Awards of such equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Securities

As of December 31, 2004, the dollar range of shares of International Value Portfolio beneficially owned* by Mr. Scott was: $0.

As of December 31, 2004, the dollar range of shares of Funds in the Fund Complex beneficially owned by Mr. Scott was: $0.

*The Portfolios' shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the insurance products for which the Portfolios serve as the underlying investment vehicle.

Portfolio Managers employed by Wall Street Associates

The following provides information relating the portfolio managers of the Portfolios as of December 31, 2004:

William Jeffrey III

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	5	57
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	8
Assets Managed (in millions)	$272	$260	$1,920
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	$321

Kenneth F. McCain

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	5	57
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	8
Assets Managed (in millions)	$272	$260	$1,920
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	$321

Conflicts of Interest

Wall Street Associates discloses in its ADV potential conflicts of interest arising from situations where portfolio managers oversee "long-only" client accounts, such as mutual fund sub-advisory accounts and/or pension funds, as well as pooled investment funds, such as hedge funds. In general, the combination of policies, procedures, and a compensation arrangement whereby portfolio managers are primarily rewarded on the overall success of the firm ensures that no account is favored over another. Wall Street Associates has adopted the following policies and procedures designed to eliminate and/or mitigate such conflicts of interest situations:

Code of Ethics and Statement of Policy and Procedures Regarding Personal Securities Transactions -- WSA's Code of Ethics covers all employees, including Portfolio Mangers, and is based on the principal that we owe a fiduciary duty to the clients of WSA and must avoid activities, interests and relationships that might interfere with making decisions in the best interests of clients. The Code governs personal trading activities by all employees and/or other associated persons and subjects such personal trading activities to internal review and preclearance. Personal securities transactions may be restricted in recognition of impending investment decisions on behalf of clients and other factors. WSA maintains "blackout" periods during which WSA, its employees or other associated persons may not cause the execution of a transaction in a security for their own account or an account in which they have beneficial ownership. Copies of all statements of employee trades (i.e., Preclearance Forms, Trade Confirmations, and Account Statements) are sent to WSA's Compliance Officer for the purposes of oversight and verification.

Statement of Policy and Procedures Regarding Hedge Fund Securities Transactions -- WSA's Hedge Fund Trading Policy governs securities transactions conducted by hedge fund investment personnel and is intended to ensure that transactions are conducted in accordance with the following principals: (a) a duty at all times to place first the interests of the firm's clients (both "long-only" and hedge funds); (b) the requirement that all hedge fund transactions be conducted in a manner that avoids any actual or potential conflict of interest or any abuse of an individual's responsibility and position of trust; and, (c) the fundamental standard that WSA personnel not take inappropriate advantage of their positions.

  Aggregated Trades - Through WSA's interest in its investment funds (hedge funds) it does invest in securities in which it invests "long-only" client funds in accordance with the following policy: Purchases and sales of securities which are common to client accounts and WSA's investment funds will be allocated pro-rata according to the relative sizes of accounts and desired position sizes among accounts. Great care is taken to avoid even the appearance of impropriety in all situations when trades for WSA "long-only" clients and investment funds are aggregated. Prior to each aggregated trade, senior portfolio managers, traders, and the Compliance Officer discuss each account's relative position size resulting from the initiation of an aggregated trade. The goal is that each trade allocation plan involving aggregated trades between WSA "long-only" clients and investment funds be designed to treat each client fairly and equitably, without advantaging any client over another.
  Prohibitions and Preclearance -- Hedge fund transactions may be effected so long as: (a) purchases or sales do not involve securities in which hedge fund investment personnel have any direct or indirect beneficial ownership unless prior written approval of the transaction is obtained by a Senior Member of the Portfolio Management Staff, the Senior Trader and the Compliance Officer; (b) hedge fund investment personnel initiate a request for pre-clearance in writing in advance of the transaction to the Trading Desk, Senior Management, and the Compliance Officer, disclosing the circumstances and considerations of any possible conflicts of interest surrounding each trade; (c) hedge fund investment personnel not acquire any direct or indirect beneficial ownership in any securities in any initial public offering; (d) hedge fund investment personnel may not acquire any beneficial ownership in any securities in any private placement of securities unless the Compliance Officer and Senior Portfolio Management Team have given express prior written approval.

Trading Policy -- WSA's trading practices and procedures prohibit unfair trading practices and seeks to disclose and avoid any conflicts of interests or resolve such conflicts in the client's favor. WSA views trade allocation planning as a crucial step in our attempt to obtain best execution and in ensuring the fair and equitable treatment of each client account during the trading process. Trade allocation plans, automatically generated by WSA's computerized trade/portfolio management system allows the trading desk to automatically screen individual account parameters to ensure compliance with client guidelines and objectives, check for any cash restraints, and "Reserve" the appropriate amount of shares, generally on a pro rata basis, for each account within the selected strategies. The Trade Allocation plan ensures: (a) performance-based accounts within a strategy do not get favored over client accounts in a strategy. Also, the firm's own accounts (proprietary accounts) are never favored over any client accounts; (b) no group of accounts is systematically disadvantaged versus any other group; (c) the proper treatment of "hot issues."

This typically results in a trade that is fairly and equitably allocated among accounts on either a pro-rata or rebalancing (i.e., effecting a "bunched" trade in such a way as to even out the position sizes among accounts in a strategy) basis. Exceptions, however, may occur. Individual account constraints and low cash levels may, from time to time, require a "manual override" of the Allocation Plan by the trading desk. In situations where such constraints exist, trades for the constrained accounts can be changed (e.g., constrained accounts may not obtain shares with the other accounts within the strategy, or may instead only obtain a portion of the shares "reserved" for the constrained account) by direction of the Portfolio Manager.

Portfolio Manager Compensation

With regards to compensation, the portfolio managers of the Fund all received a base salary. All three portfolio managers (as of 12/31/04) were equity owners in the firm. As such, they each received quarterly partnership distributions in proportion to the percentage of their equity interest. For example, Mr. Jeffery and Mr. McCain each received 40% of the profits distributed to equity owners, since they each owned 40% of the firm. Mr. Baratta received 10% and Mr. LeCoq received 5%. All other employees (including Trading Staff and Analysts) received a base salary based on their experience level. In addition, employees received two semi-annual bonuses based on the overall profitability of the firm. All non-equity employees also participate in the firm's profit sharing plan and receive medical and dental benefits.

Ownership of Securities

As of December 31, 2004, the dollar range of shares of the Portfolios beneficially owned by the portfolio managers was:

Manager	Dollar Range of Shares owned* in Micro Cap Growth Portfolio	Dollar Range of Shares owned in the Fund Complex
William Jeffrey III	$0	$0
Kenneth F. McCain	$0	$0

*The Portfolios' shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the insurance products for which the Portfolios serve as the underlying investment vehicle.

Note: No information is provided above for Paul J. Ariano, Paul K. LeCoq or Carl Weise, as none of these individuals was a portfolio manager for Micro Cap Growth Portfolio on December 31, 2004. Messrs. Ariano, LeCoq and Weise assumed their management responsibilities in late January 2005.

BROKERAGE ALLOCATION AND OTHER PRACTICES

         One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the Portfolios. With respect to most fixed-income portfolios, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Portfolios may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently, yet not always, place concurrent orders for all or most accounts for which the manager has responsibility or the manager may otherwise combine orders for a Portfolio with those of other Portfolios, funds in the Waddell & Reed Advisors Funds and/or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering (IPO), WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIMCO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included portfolios/funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included portfolios/funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective, shares are allocated on a rotational basis after taking into account the impact of the anticipated initial gain on the value of the included portfolio/fund or advisory account and (b) within a group having a mid cap-related investment objective, shares are allocated based on the portfolio manager's judgment, including but not limited to such factors as the portfolio/fund's or advisory account's investment strategies and policies, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions. In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its portfolios/funds and other advisory accounts. Sharing in large transactions could affect the price a Portfolio pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

         To effect the portfolio transactions of each Portfolio, WRIMCO is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Portfolio to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Portfolio. Subject to review by the Board, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others (research and brokerage services) considered by WRIMCO to be useful or desirable for its investment management of the Portfolio and/or the other funds and accounts over which WRIMCO has investment discretion.

         Research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers, (2) furnishing analyses and reports, or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

         The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider sales of portfolio/fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO or its affiliates. WRIMCO does not direct Fund brokerage to compensate brokers for the sale of Fund shares. The Funds have adopted a policy that prohibits WRIMCO from using Fund brokerage commissions to compensate broker-dealers for promotion or sale of Fund shares.

         The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO and investment research received for the commissions of those other accounts may be useful both to a Portfolio and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by WRIMCO.

         Such investment research, which may be supplied by a third party at the request of a broker, includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in a Portfolio or being considered for purchase.

         The Fund may also use its brokerage to pay for pricing or quotation services to value securities. The table below sets forth the brokerage commissions paid during the fiscal years ended December 31, 2004, 2003 and 2002:

         Periods ended December 31,

	2004	2003	2002
Asset Strategy Portfolio	$897,975	$667,227	$ 350,738
Balanced Portfolio	632,799	295,012	245,213
Bond Portfolio	---	---	---
Core Equity Portfolio	941,055	844,756	1,033,111
Dividend Income Portfolio	12,200	NA	NA
Growth Portfolio	2,406,395	1,489,602	1,076,824
High Income Portfolio	18,381	17,529	4,715
International Growth Portfolio	704,880	878,535	858,663
International Value Portfolio	354,718	134,078	389,592
Limited-Term Bond Portfolio	---	---	---
Micro Cap Growth Portfolio	157,582	53,970	273,469
Money Market Portfolio	---	---	---
Mortgage Securities Portfolio	---	NA	NA
Real Estate Securities Portfolio	37,426	NA	NA
Science and Technology Portfolio	1,148,993	1,030,986	558,331
Small Cap Growth Portfolio	1,982,991	1,189,477	210,848
Small Cap Value Portfolio	190,584	112,049	197,174
Value Portfolio	750,313	431,224	180,663
	----------	----------	----------
Total	$10,236,292	$7,144,445	$5,379,341

         The next table shows the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution and the brokerage commissions paid for the fiscal year ended December 31, 2004. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

	Amount of Transactions	Brokerage Commissions
Asset Strategy Portfolio	$266,329,192	$387,174
Balanced Portfolio	364,254,097	514,801
Bond Portfolio	---	---
Core Equity Portfolio	664,377,407	830,841
Dividend Income Portfolio	2,428,736	2,764
Growth Portfolio	1,812,217,885	2,214,827
High Income Portfolio	1,556,249	5,300
International Growth Portfolio	5,813,415	8,450
International Value Portfolio	188,589,799	344,650
Limited-Term Bond Portfolio	---	---
Micro Cap Growth Portfolio	3,559,996	15,852
Money Market Portfolio	---	---
Mortgage Securities Portfolio	---	---
Real Estate Securities Portfolio	34,319	60
Science and Technology Portfolio	456,097,177	921,935
Small Cap Growth Portfolio	567,908,247	1,085,180
Small Cap Value Portfolio	83,190,334	218,153
Value Portfolio	399,046,770	616,916
	-------------	----------
Total	$4,815,403,623	$7,166,903

         As of December 31, 2004, each of the Portfolios held securities issued by their respective regular broker-dealers, as follows: Asset Strategy Portfolio owned a Citigroup Inc. security in the aggregate amount of $1,440,582. Citigroup Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Portfolio. Balanced Portfolio owned Citigroup Inc. and Morgan Stanley securities in the aggregate amounts of $10,854,954 and $7,311,984, respectively. Citigroup Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Portfolio. Morgan Stanley is the parent of Morgan Stanley & Co. Incorporated, a regular broker of the Portfolio. Core Equity Portfolio owned Citigroup Inc. and Goldman Sachs Group, Inc. securities in the aggregate amounts of $7,655,802 and $14,633,226, respectively. Citigroup Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Portfolio. Goldman Sachs Group, Inc. is the parent of Goldman, Sachs & Co., a regular broker of the Portfolio. Dividend Income Portfolio owned Bank of America Corporation, Citigroup Inc., Goldman Sachs Group, Inc., Merrill Lynch & Co., Inc., Morgan (J.P.) Chase & Co. and Morgan Stanley securities in the aggregate amounts of $260,607, $195,948, $188,416, $192,579, $230,861 and $172,723, respectively. Bank of America Corporation is the parent of Banc of America Securities LLC, a regular broker of the Portfolio. Citigroup Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Portfolio. Goldman Sachs Group, Inc. is the parent of Goldman, Sachs & Co., a regular broker of the Portfolio. Merrill Lynch & Co., Inc. is the parent of Merrill Lynch, Pierce, Fenner & Smith Inc., a regular broker of the Portfolio. Morgan (J.P.) Chase & Co. is the parent of Morgan (J.P.) Securities Inc., a regular broker of the Portfolio. Morgan Stanley is the parent of Morgan Stanley & Co. Incorporated, a regular broker of the Portfolio. Growth Portfolio owned Citigroup Inc. and Goldman Sachs Group, Inc. securities in the aggregate amounts of $13,191,684 and $39,108,636, respectively. Citigroup Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Portfolio. Goldman Sachs Group, Inc. is the parent of Goldman, Sachs & Co., a regular broker of the Portfolio. International Growth Portfolio owned Credit Suisse Group and UBS AG securities in the aggregate amounts of $2,810,040 and $3,537,824, respectively. Credit Suisse Group is the parent of Credit Suisse First Boston Corporation (The), a regular broker of the Portfolio. UBS AG is the parent of UBS Securities LLC, a regular broker of the Portfolio. International Value Portfolio owned a UBS AG security in the aggregate amount of $3,709,077. UBS AG is the parent of UBS Securities LLC, a regular broker of the Portfolio. Money Market Portfolio owned a Bank of America Corporation security in the aggregate amount of $1,000,811. Bank of America Corporation is the parent of Banc of America Securities LLC, a regular broker of the Portfolio. Real Estate Securities Portfolio owned a Morgan (J.P.) Securities Inc. security in the aggregate amount of $400,000. Morgan (J.P.) Securities Inc. is a regular broker of the Portfolio. Value Portfolio owned Bank of America Corporation, Citigroup Inc., Merrill Lynch & Co., Inc., Morgan (J.P.) Chase & Co. and Morgan Stanley securities in the aggregate amounts of $12,898,755, $9,867,553, $1,757,238, $11,148,590 and $6,135,515, respectively. Bank of America Corporation is the parent of Banc of America Securities LLC, a regular broker of the Portfolio. Citigroup Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Portfolio. Merrill Lynch & Co., Inc. is the parent of Merrill Lynch, Pierce, Fenner & Smith Inc., a regular broker of the Portfolio. Morgan (J.P.) Chase & Co. is the parent of Morgan (J.P.) Securities Inc., a regular broker of the Portfolio. Morgan Stanley is the parent of Morgan Stanley & Co. Incorporated, a regular broker of the Portfolio.

PROXY VOTING POLICY

         The Funds have delegated all proxy voting responsibilities to their investment manager. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

         Listed below are several reoccurring issues and WRIMCO's corresponding positions.

Board of Directors Issues:

         WRIMCO generally supports proposals requiring that a majority of the Board consist of outside, or independent, directors.

         WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

         WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

         WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

         WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

         WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

         WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

         WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

         WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as "Purchase Rights Plan"). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

         WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

         WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties.

Conflicts of Interest Between WRIMCO and the Funds:

         WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

         I. Identifying Conflicts of Interest: WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

  Business Relationships -- WRIMCO will review any situation for a material conflict where WRIMCO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.
  Personal Relationships -- WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.
  Familial Relationships -- WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

         WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

         II. "Material Conflicts": WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

         In considering the materiality of a conflict, WRIMCO will take a two-step approach:

  Financial Materiality -- A relationship will be considered presumptively non-material unless the relationship represents 5% or more of WRIMCO's annual revenue. If the relationship involves an affiliate, the "material" benchmark will be 15% or more of WRIMCO's annual revenue.
  Non-Financial Materiality -- WRIMCO will review all known relationships of portfolio managers and senior management for improper influence.

         III. Procedures to Address Material Conflicts: WRIMCO will use the following techniques to vote proxies that have been determined to present a "Material Conflict."

  Use a Proxy Voting Service for Specific Proposals -- As a primary means of voting material conflicts, WRIMCO will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).
  Client directed -- If the Material Conflict arises from WRIMCO's management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.
  Use a Predetermined Voting Policy -- If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.
  Seek Board Guidance -- If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Funds’ Board of Directors on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Fund Board and obtain the Board’s consent or direction to vote the proxies. WRIMCO may use the Board guidance to vote proxies for its non-mutual fund clients.

Proxy Voting Policies of Subadvisors

ADVANTUS CAPITAL MANAGEMENT, INC.

April, 2004

Summary of Proxy Voting Policies and Procedures

Advantus Capital Management, Inc. ("Advantus") has adopted policies and procedures relating to the voting of proxies (the "Proxy Policies and Procedures") which include specific proxy voting policies and procedures for portfolios sub-advised by Advantus that are designed to ensure that proxies are voted in the best interests of its clients in accordance with its fiduciary duties and legal and regulatory requirements. The Proxy Policies and Procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; Advantus takes no responsibility for the voting of any proxies on behalf of any such client.

A copy of the complete Proxy Policies and Procedures is available to all clients of Advantus upon request, subject to the provision that such Proxy Policies and Procedures are subject to change at any time without notice.

The role of shareholders in corporate governance is typically limited. A majority of decisions regarding operations of the business of a corporation should be left to management's discretion. It is Advantus' policy that the shareholder should become involved with these matters only when management has failed and the corporation's performance has suffered or to protect the rights of shareholders to take action.

The guiding principle by which Advantus votes on all matters submitted to security holders is the maximization of the ultimate economic value of the securities held by its clients. This involves not only the immediate impact of each proposal but other considerations with respect to the security of the shareholders' investments over the long term.

It is the general policy of Advantus to vote on all matters presented to security holders in any proxy, but Advantus reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of Advantus, the costs associated with voting such proxy outweigh the benefits to clients or if circumstances make such an abstention or withholding otherwise advisable and in the best interest of clients, in the judgment of Advantus.

Advantus has an Investment Policy Committee, which is responsible for overseeing the Proxy Policies and Procedures, modifying the Proxy Policies and Procedures from time to time, and monitoring voting decisions to avoid and resolve any conflicts of interest. The Investment Policy Committee is charged with ensuring that all conflicts of interest are resolved in the best interest of the clients.

The actual mechanical methods employed for voting Proxies is dependent upon the type of client. For those clients who have hired Advantus as an adviser, and not a sub-adviser, Advantus has elected the custodian bank (Wells Fargo Bank) to vote Proxies on behalf of the client. Proxies are directly sent to the custodian bank. Wells Fargo Bank votes the proxies according to their proxy guidelines and philosophy. Wells Fargo Bank employs Institutional Shareholder Services (ISS) as its proxy voting agent, responsible for analyzing proxies and recommending a voting position consistent with the Wells Fargo Bank Proxy Guidelines.

For those clients who have hired Advantus as a sub-adviser, Advantus will vote Proxies according to the Advantus Proxy Voting Procedures. Advantus will endeavor to prevent the votes cast for these client portfolios to differ from the votes cast by Wells Fargo Bank on behalf of those Advantus clients who rely on Wells Fargo Bank to vote their Proxies. Advantus will receive the proxy voting information from the client's custodian, then vote the proxy and return it to the company as directed on the proxy form and finally return a copy of each such proxy vote to the client for their record keeping purposes.

Advantus has a set of proxy voting guidelines that state the general view and typical vote of Advantus with respect to the issues listed therein. However, these guidelines are just that—guidelines; they are not strict rules that must be obeyed in all cases. Advantus' Proxy Policies and Procedures allow it to vote shares contrary to the typical vote indicated by the guidelines if such a vote is in a client's best interests

Advantus maintains records of all proxy voting decisions and votes cast to the extent required by applicable law and regulations.

Listed below are several reoccurring issues and Advantus' corresponding positions.

  Advantus generally supports proposals requiring that at least a majority of the board be independent directors.
  Advantus generally supports indemnification of directors and officers when the actions taken were on behalf of the company and no criminal violations occurred.
  Advantus generally does not support indemnity proposals that are overly broad.
  Advantus generally supports proposals to ratify the appointment of independent auditors unless there is reason to believe that such ratification is not appropriate.
  Advantus will generally vote for all uncontested director nominees.
  Advantus will consider contested elections on a case by case basis considering the facts and circumstances of each particular case.
  Advantus will consider cumulative voting on a case by case basis.

BlackRock Financial Management, Inc.

Proxy Voting Policies

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. The Fund expects BlackRock and its affiliates to vote proxies related to the Fund's portfolio securities for which the Fund has voting authority consistent with the Fund's best interests. BlackRock has adopted its own proxy voting policies (the "Proxy Voting Policy") to be used in voting the Fund's proxies, which are summarized below.

BlackRock recognizes that implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation are reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BlackRock assesses management on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that BlackRock's continued confidence remains warranted. If BlackRock determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder.

BlackRock's proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of the Fund. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BlackRock may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. BlackRock's policy in all cases is to vote proxies based on its clients' best interests and not the product of the conflict.

BlackRock has engaged Institutional Shareholder Services ("ISS") to assist it in the voting of proxies. ISS analyzes all proxy solicitations BlackRock receives for its clients and advises BlackRock how, based upon BlackRock's guidelines, the relevant votes should be cast.

Below is a summary of some of the procedures described in the Proxy Voting Policy.

Routine Matters. BlackRock will generally support routine proxy proposals, amendments, or resolutions if they do not measurably change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer.

Social Issues. If BlackRock has determined that management is generally socially responsible, it will generally vote against social issue proposals, which are generally proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

Financial/Corporate Issues. BlackRock will generally vote in favor of proposals that seek to change a corporation's legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

Shareholder Rights. Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BlackRock will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

MACKENZIE FINANCIAL CORPORATION
GLOBAL NATURAL RESOURCES PORTFOLIO
SUMMARY - PROXY VOTING POLICIES AND PROCEDURES

Mackenzie Financial Corporation ("Mackenzie"), as investment advisor to the Ivy Global Natural Resources Fund (the "Fund"), has always been committed to the support of good corporate governance. As one of the funds managed by Mackenzie, the Fund follows the policies and procedures mandated by Mackenzie, a general description of which follows.

Mackenzie's objective is to vote the securities of companies for which we have proxy-voting authority in a manner most consistent with the long-term economic interest of fund investors. At Mackenzie, the portfolio manager is delegated the authority to vote proxies and any contentious proposals are brought to the attention of the Chief Investment Officer ("CIO"). The CIO reserves the final decision on all voting matters.

Summary of Proxy Voting Policies

         1. Boards of Directors

The Fund generally votes in favour of proposals that support the appointment of independent directors to an issuer Board or Audit Committee, as well as requirements that the Chair of the Board be separate from the office of the Chief Executive Officer. Generally, the Fund will not withhold its vote from a slate of directors because its composition does not fully comply with Mackenzie's guidelines, unless it believes that the composition of the Board and its operating procedures will adversely impact shareholder value.

         2. Stock Option Plans and Other Executive Compensation

All proxies related to executive compensation are voted on a case-by-case basis. Generally, the Fund will vote in favour of stock options and other forms of compensation that do not result in a potential dilution of more than 10% of the issued and outstanding shares, are granted under clearly defined and reasonable terms, are commensurate with the duties of plan participants, and are tied to the achievement of corporate objectives.

The Fund will generally not support the repricing of options, plans that give the Board broad discretion in setting the terms of the grant of options, or plans that authorize allocation of 20% or more of the available options to any individual in any single year.

         3. Shareholder Rights Plans

The Fund will generally vote in favour of shareholder rights plans designed to provide sufficient time to undertake a fair and complete shareholder value maximization process and does not merely seek to entrench management or deter a public bidding process. In addition, the Fund will generally support plans that promote the interests and equal treatment of all shareholders, and allows for periodic shareholder ratification.

         4. Shareholder Proposals

The Fund will evaluate and vote on shareholder proposals on a case-by-case basis. All proposals on financial matters will be given consideration. Generally, proposals that place arbitrary or artificial constraints on the company will not be supported.

         5. Social/Political Issues

As a mutual fund company, it is Mackenzie's fiduciary duty to put the economic interests of Fund investors ahead of any non-financial matters. However, actions of social responsibility by companies and their Boards can enhance long-term shareholder value. If relevant to their business, the Fund will generally vote for proposals urging responsible policies and practices.

Mackenzie does not intend to supplant the duties and responsibilities of regulatory bodies, or the laws of the jurisdictions in which the company operates.

Conflicts of Interest

Circumstances may occur where the Fund may have a potential conflict of interest relative to its proxy voting activities. Potential conflicts of interest could include business relationships with an issuer or proponent of a proxy proposal, or personal or familial relationships with proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

The portfolio manager and all other parties involved in the administration of the Fund are required to bring all potential conflicts of interest to the attention of Mackenzie's General Counsel ("General Counsel"), Chief Investment Officer ("CIO"), and Chief Compliance Officer ("CCO"). If the General Counsel, CIO and CCO determine that a conflict exists they will ensure that the proxy voting decision is based on Mackenzie's pre-determined proxy voting policies, and the best interests of the Fund.

TEMPLETON INVESTMENT COUNSEL, LLC

SUMMARY OF
PROXY VOTING POLICIES & PROCEDURES

Templeton Investment Counsel, LLC (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although ISS' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS analysis, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

WALL STREET ASSOCIATES

Proxy Voting Policy

Wall Street Associates recognizes that it is a fiduciary that owes its clients the duty of care and loyalty with respect to all services it provides to clients, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies. The duty of loyalty requires an adviser to cast proxy votes in a manner consistent with the best interest of its clients, at no time subrogating client interests to its own. As the request of plan sponsors, Wall Street Associates shall vote stock held by such plans according to the following policy:

1.

Wall Street Associates votes proxies with respect to economic issues. Under the Employee Retirement Security Act of 1974, a Trustee has a fiduciary responsibility to vote Plan Stock on issues presented to stockholders whenever it is perceived the outcome of the vote may have an impact on the economic value of the stock (economic issues). Accordingly, Wall Street Associates shall vote all proxies received from the Trustee with respect to shares on economic issues. Examples of matters which may be economic issues are listed below:

a.	Director's liability
b.	Classification of the Board of Directors
c.	Cumulative voting
d.	Stock repurchases by the issuer
e.	Poison-pill plans
f.	Fair-price amendments
g.	Authorization of a new class of stock
h.	Increase in authorized shares of an existing class of stock
i.	Pre-emptive rights
j.	Democratization of stockholder voting procedures (for example, secret voting and stock holder access to proxy statements)
k.	Political measures (for example, divestiture of investments in certain countries or other companies)
l.	Sales of corporate assets, mergers or other forms of corporate sales or takeovers
m.	Super-majority requirements
n.	Proxy fights re-election of directors
o.	Anti-greenmail proposals

Wall Street Associates shall examine all proxy statements received in order to identify any of the above issues or other issues.

2.

Wall Street Associates follows Proxy Voting Procedures. The proxy voting procedures below explain the role of Wall Street Associates' Proxy Voting Committee, Proxy Voting Chairman, Proxy Coordinator, Proxy Voting Service, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis.

a.

Proxy Voting Committee and Chairman. Wall Street Associates' Proxy Voting Committee, which is made up of members of the investment team and led by the Proxy Voting Chairman, oversees the proxy voting process. The Committee monitors corporate actions, and reviews and recommends guidelines governing proxy votes, including how votes are cast on specific proposals and which matters are to be considered on a case-by-case basis. The Chairman is responsible for the oversight and execution of Wall Street Associates' Proxy Voting Procedures.

b.

Proxy Coordinator. The Proxy Coordinator, appointed by the Proxy Voting Committee, assists in the coordination and voting of proxies. The Proxy Coordinator deals directly with the Proxy Voting Service and, on a case-by-case basis, will solicit voting recommendations and instructions from the Proxy Voting Committee should proxy questions be referred by the Proxy Voting Service. The Proxy Coordinator is responsible for ensuring that such questions and referrals are responded to in a timely fashion for transmitting appropriate voting instructions to the proxy voting service.

c.

Proxy Voting Service. Wall Street Associates has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with custodians to ensure that all proxy material received by the custodians relating to portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all the proxies in accordance with Wall Street Associates' Proxy Voting Guidelines. The proxy voting service will refer proxy questions to the Proxy Coordinator for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The proxy voting service also assists in disclosing to Clients how proxy votes were cast. Clients may request and obtain a record of proxy votes cast on their behalf. Proxy Voting reports, when requested, are generally delivered in conjunction with client quarterly reports.

d.

Proxy Votes are made on a Case-by-Case Basis. In voting shares on economic issues, Wall Street Associates shall make voting decisions on a case-by-case basis. Shares shall not be automatically voted either for or against management on a particular economic issue but shall be voted based on an analysis of the impact of the vote on the economic value of the shares and solely in the interest of the plan's participants and beneficiaries. Wall Street Associates shall not subordinate the interest of plan participants and beneficiaries in their retirement income to unrelated objectives, even if it is believed such objective to be socially desirable.

e.

Conflicts of Interest. Wall Street Associates has developed procedures designed to ensure it carries out its duty of care in voting proxies in the Client's best interest. To ensure proxy votes are not the product of a conflict of interest, votes will generally be made in accordance with Wall Street Associates' Proxy Voting Guidelines, and on recommendations of an independent third party (the Proxy Voting Service). Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, from business relationships with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Voting Chairman and the Compliance Officer and otherwise remove himself or herself from the proxy voting process. In such cases, the Proxy Voting Chairman and Compliance Officer will review each item to determine if a conflict of interest exists and whether such conflict is "material." In this context, "material" conflicts may be: (1) instances where an adviser has an interest in maintaining or developing business with a particular issuer whose management is soliciting proxies; (2) instances where the adviser has a business relationship with a proponent of a proxy proposal; (3) personal and business relationships with participants in a proxy contest, corporate directors or director candidates; and (4) instances where the adviser has a personal interest in the outcome of a proxy contest (e.g., relative serves as director). If a conflict is potentially material, the Proxy Voting Chairman and Compliance Officer will engage in an intensive internal and/or external (if necessary) fact gathering exercise. After assessing the circumstances surrounding an identified and potentially material conflict, the Proxy Voting Chairman and Compliance Officer may take one or more of the following actions: (1) follow the prescribed Proxy Voting Policy and Guidelines; (2) split the votes: (3) delegate the decision to a third party; (4) have the Client vote its own proxy, in cases where the Client has entered into an agreement to do so in the event of an actual material conflict. The Proxy Voting Chairman and Compliance Officer will also advise the Proxy Coordinator for each referral item the (1) describes the conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Wall Street Associates (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. Written confirmation will be made that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

3.

Wall Street Associates makes independent voting decisions. In voting shares on economic issues, voting decisions are made independently of directions given or threats of loss of business expressed or implied by an opponent or proponent of an economic issue, including the issuer of shares, plan sponsors, any other fiduciaries of the plan, or their respective agents. Wall Street Associates may allow such persons to express opinions with regard to economic issues but shall not reach a voting decision as a result of any improper pressure or directions.

Wall Street Associates shall monitor information on the economic effect of proposals which are frequently submitted to stockholder votes so as: to have the necessary background to evaluate in a timely fashion the economic merits of particular proposals, to vote consistently on recurring proposals, absent unique economic effects and to be able to record clearly the reasons for taking the action chosen. Although Wall Street Associates will ordinarily vote consistently on recurring proposals, the case-by-case analysis required by this policy may require a vote which is inconsistent with prior votes on similar proposals.

4.

Recordkeeping Requirements. Wall Street Associates relies on the EDGAR system to maintain proxy statements regarding client securities, and utilized an independent third party to record proxy votes cast and to provide copies of such documents promptly on request. Also, the following records shall be maintained for a minimum of five years, the first two years in the office of Wall Street Associates:

a.	Wall Street Associates' updated Proxy Voting Policy;
b.	Records of client requests for proxy voting information;
c.	Copies of written responses to oral or written client requests for proxy voting information; and
d.	Documents prepares by Wall Street Associates material to the voting decision.

5.

ERISA Considerations. Wall Street Associates shall not undertake on behalf of ERISA plans initiatives to place proposals before an issuer's stockholders unless such initiatives are judged to be in the interest of the plan participants and beneficiaries, to be cost beneficial, and to be otherwise consistent with ERISA.

6.	Tender Offers. The policies set forth above shall be applied when Wall Street Associates is called upon to decide whether to tender issues in a tender offer, including an issuer tender offer.

PROXY VOTING RECORD

         Information regarding how the proxies for the Fund were voted during the most recent 12-month period ended June 30, 2004, is available on the SEC's website at http://www.sec.gov.

CAPITAL STOCK

         Capital stock is currently divided into the following classes which are a type of class designated a series as that term is defined in the Articles of Incorporation of the Fund: Asset Strategy Portfolio, Balanced Portfolio, Bond Portfolio, Core Equity Portfolio, Dividend Income Portfolio, Global Natural Resources Portfolio, Growth Portfolio, High Income Portfolio, International Growth Portfolio, International Value Portfolio, Limited-Term Bond Portfolio, Micro Cap Growth Portfolio, Mid Cap Growth Portfolio, Money Market Portfolio, Mortgage Securities Portfolio, Real Estate Securities Portfolio, Science and Technology Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio and Value Portfolio. The Board may change the designation of any Portfolio and may increase or decrease the numbers of shares of any Portfolio but may not decrease the number of shares of any Portfolio below the number of shares then outstanding.

         Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared by the Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities. The shares of each Portfolio when issued are fully paid and nonassessable.

         The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

         Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

         All shares of the Fund have equal voting rights (regardless of the NAV per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any directors.

         Matters in which the interests of all the Portfolios are substantially identical (such as the election of Directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all the Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of the Investment Management Agreement) will be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, will be voted on separately by the Portfolio.

         Matters requiring separate shareholder voting by a Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.

         The phrase a majority of the outstanding voting securities of a Portfolio (or of a Fund) means the vote of the lesser of: (1) 67% of the shares of a Portfolio (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a series (or a Fund).

         To the extent required by law, Policyholders are entitled to give voting instructions with respect to Fund shares held in the separate accounts of Participating Insurance Companies. Participating Insurance Companies will vote the shares in accordance with such instructions unless otherwise legally required or permitted to act with respect to such instructions.

PURCHASE, REDEMPTION AND PRICING OF SHARES

         The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and the number of surrender and transfer requests to be effected on any day according to the terms of the Policies. Orders for shares of the Portfolios shall be executed at the time they are received by Waddell & Reed and at the NAV determined as of the close of trading on the previous business day, provided that the applicable Participating Insurance Company represents it has received such orders prior to the close of the NYSE on the previous business day. The applicable Participating Insurance Company may aggregate separately all purchase and/or redemption orders for shares of the Portfolios that it received prior to the close of trading on the NYSE (i.e., 3:00 Central time, unless the NYSE closes earlier in which case such earlier time shall apply). The applicable Participating Insurance Company will not aggregate pre-3:00 Central time trades with post-3:00 Central time trades. The Portfolios may refuse to sell shares to any person or may suspend or terminate the offering of its shares if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the directors of the Portfolios, necessary in the best interest of the shareholders of the Portfolios. No sales charge is paid by any Participating Insurance Company for purchase of shares. Redemption payment is generally made within seven days after receipt of a proper request to redeem. The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period if any of the following conditions exist: (1) the NYSE is closed other than customary weekend and holiday closings or trading on the NYSE is restricted; (2) the SEC has determined that a state of emergency exists which may make payment or transfer not reasonably practicable; (3) the SEC has permitted suspension of the right of redemption of shares for the protection of the shareholders of the Fund; or (4) applicable laws and regulations otherwise permit the Fund to suspend payment on the redemption of shares. Redemptions are ordinarily made in cash but under extraordinary conditions the Fund's Board may determine that the making of cash payments is undesirable. In such case, redemption payments may be made in Portfolio securities. The redeeming shareholders would incur brokerage costs in selling such securities. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

         Should any conflict between Policyowners arise which would require that a substantial amount of net assets be withdrawn from a Portfolio, orderly portfolio management could be disrupted to the potential detriment of Policyowners.

         Except as otherwise noted, and via the Participating Insurance Company, a Policyowner may indirectly sell shares and buy shares of another Portfolio within the Funds, also known as a transfer or an exchange privilege.

Excessive Short-Term Trading Policy

         The Portfolios are intended for long-term investment purposes. The Portfolios may take reasonable steps to seek to deter excessive short-term trading in their shares. Excessive short-term trading into and out of a Portfolio may disrupt portfolio investment strategies and may increase expenses and negatively impact investment returns for all Portfolio shareholders, including long-term shareholders. If excessive short-term trading is detected by WRIMCO or any of its affiliates, a Portfolio may limit, suspend, and/or permanently terminate, the exchange privilege and may reject future purchases of Portfolio shares at any time. In addition, each Portfolio reserves the right to reject any purchase request (including transfer orders) for any reason without prior notice, including, in particular, if the Portfolio believes the trading activity in the account(s) may be disruptive to the Portfolio. In exercising any of the foregoing rights, a Portfolio may consider the trading history of accounts under common ownership or control within any of the Waddell & Reed and/or Ivy Portfolios. Transactions deemed to be in violation of this policy are not deemed accepted by a Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by the Portfolio.

         Although the Portfolios and WRIMCO will seek the assistance of the Participating Insurance Companies through which Portfolio shares are purchased or held, the Portfolios cannot always identify or reasonably detect excessive trading that may be facilitated by Participating Insurance Companies or made difficult to identify by the use of omnibus accounts by Participating Insurance Companies, mainly due to the fact that the Participating Insurance Company maintains the underlying shareholder account, and the Portfolio cannot identify transactions by Policyowners. Apart from actions taken by a Portfolio, Policyowners may also be subject to restrictions imposed under their Policies with respect to short-term trading.

    Shareholder Communications

         Policyowners will receive, from the Participating Insurance Companies, financial statements of the Fund as required under the 1940 Act. Each report shows the investments owned by the Portfolio and the market values thereof and provides other information about the Fund and its operations.

    Net Asset Value

         The NAV of one of the shares of a Portfolio is the value of the Portfolio's assets, less liabilities, divided by the total number of shares outstanding. For example, if on a particular day a Portfolio owned securities worth $100 and held cash of $15, the total value of the assets would be $115. If it had a liability of $5, the NAV would be $110 ($115 minus $5). If it had 11 shares outstanding, the NAV of one share would be $10 ($110 divided by 11). Money Market Portfolio is designed so that the value of each share of this Portfolio will remain fixed at $1.00 per share, except under extraordinary circumstances, although this may not always be possible.

         The NAV per share of each Portfolio is ordinarily computed once each day that the NYSE is open for trading as of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or future held by a Portfolio is traded. The NYSE ordinarily closes at 4:00 p.m. Eastern time. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV may change every business day, since the value of the assets and the number of shares outstanding typically change every business day.

         Under Rule 2a-7, Money Market Portfolio uses the amortized cost method for valuing its portfolio securities provided it meets certain conditions. As a general matter, the primary conditions imposed under Rule 2a-7 relating to the Portfolio's investments are that the Portfolio must: (1) not maintain a dollar-weighted average portfolio maturity in excess of 90 days; (2) limit its investments, including repurchase agreements, to those instruments which are U.S. dollar denominated and which WRIMCO, pursuant to guidelines established by the Fund's Board of Directors, determines present minimal credit risks and which are rated in one of the two highest rating categories by the NRSRO(s), as defined in Rule 2a-7; or, in the case of any instrument that is not rated, of comparable quality as determined under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors; (3) limit its investments in the securities of any one issuer (except U.S. government securities) to no more than 5% of its assets; (4) limit its investments in securities rated in the second highest rating category by the NRSRO(s) or comparable unrated securities to no more than 5% of its assets; (5) limit its investments in the securities of any one issuer which are rated in the second highest rating category by the NRSRO(s) or comparable unrated securities to the greater of 1% of its assets or $1,000,000; and (6) limit its investments to securities with a remaining maturity of not more than 397 days. Rule 2a-7 sets forth the method by which the maturity of a security is determined. The amortized cost method involves valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

         While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Portfolio's shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio's shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the Portfolio's shares would receive less investment income. The converse would apply in a period of rising interest rates.

         Under Rule 2a-7, the Fund's Board of Directors must establish procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures must include review of the portfolio holdings by the Board of Directors at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Portfolio's NAV calculated by using available market quotations (see below) deviates from the per share value based on amortized cost.

         For the purpose of determining whether there is any deviation between the value of the Portfolio based on amortized cost and that determined on the basis of available market quotations, if there are readily available market quotations, investments are valued at the mean between the bid and asked prices. If such market quotations are not available, the investments will be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors, including being valued at prices based on market quotations for investments of similar type, yield and duration.

         Under Rule 2a-7, if the extent of any deviation between the NAV per share based upon available market quotations and the NAV per share based on amortized cost exceeds one-half of 1%, the Board of Directors must promptly consider what action, if any, will be initiated. When the Board of Directors believes that the extent of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a NAV per share using available market quotations.

         The portfolio securities of the Portfolios (other than Money Market Portfolio) that are listed or traded on a stock exchange are valued on the basis of the last sale on that day or, lacking any sales, at the mean of the last bid and asked prices available. In cases where securities or other instruments are traded on more than one exchange, such securities or other instruments generally are valued on the exchange designated by WRIMCO (under procedures established by and under the general supervision and responsibility of the Board of Directors) as the primary market. Securities traded in the OTC market are valued using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks.

         Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities held by the Portfolios are valued at amortized cost. When market quotations for options and futures contracts and non-exchange traded foreign securities held by a Portfolio are readily available, those securities will be valued based upon such quotations. Market quotations generally will not be available for options traded in the OTC market. Warrants and rights to purchase securities are valued at market value. When market quotations are not readily available, securities, options, futures contracts and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors.

         Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of a Portfolio's NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Portfolio conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

         Options and futures contracts purchased and held by a Portfolio are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close for the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by a Portfolio will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by a Portfolio will be either the closing purchase price or the asked price.

         When a Portfolio writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is marked-to-market (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If a call a Portfolio wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Portfolio received. If a Portfolio exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by a Portfolio is exercised, the amount that the Portfolio pays to purchase the related investment is decreased by the amount of the premium it received. If a Portfolio exercises a put it purchased, the amount the Portfolio receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by a Portfolio expires, it has a gain in the amount of the premium; if a Portfolio enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

         Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Fund's Board of Directors. They are accounted for in the same manner as exchange-listed puts.

TAXATION OF THE FUND

General

         Shares of the Portfolios are offered only to insurance company separate accounts that fund Policies. See the applicable Policy prospectus for a discussion of the special taxation of insurance companies with respect to such accounts and of the Policyholders.

         Each Portfolio is treated as a separate corporation for Federal income tax purposes. Each Portfolio has qualified, since inception, for treatment as a regulated investment company (RIC) under the Internal Revenue Code of 1986, as amended (Code), so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net taxable investment income, net short-term capital gain and, for each Portfolio other than Money Market Portfolio and Limited-Term Bond Portfolio, net gains from certain foreign currency transactions) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (Distribution Requirement), and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies (Income Requirement); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (50% Diversification Requirement); and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

         Gains derived from investments by Asset Strategy Portfolio or Global Natural Resources Portfolio in options on gold or futures contracts on gold generally constitute qualifying income for purposes of the Income Requirement. However, direct investment in precious metals would have adverse tax consequences for a Portfolio and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of precious metals and from other income that does not qualify under the Income Requirement or (2) held precious metals in such quantities that it failed to satisfy the 50% diversification requirement (described in the preceding paragraph) for any quarter. Asset Strategy Portfolio or Global Natural Resources Portfolio intend to continue to manage their holdings so as to avoid failing to satisfy those requirements for these reasons.

         Each Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account -- and, because section 817(h) and those regulations treat the assets of each Portfolio as assets of the related separate account, of each Portfolio -- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the safe harbor described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of a Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Portfolio to satisfy the section 817(h) requirements would result in taxation of the Participating Insurance Companies and treatment of the Policyowners other than as described in the prospectuses for the Policies. If any Portfolio failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) the shareholders would treat all those distributions, including distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), as dividends (that is, ordinary income) to the extent of the Portfolio's earnings and profits, and (3) most importantly, each insurance company separate account invested therein would fail to satisfy the diversification requirements of Code section 817(h), with the result that the variable annuity contracts supported by that account would no longer be eligible for tax deferral. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

         Dividends and distributions declared by a Portfolio in December of any year and payable to its shareholders of record on a date in that month are deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year even if they are paid by the Portfolio during the following January. Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December 31 falls.

         Each Portfolio will be subject to a nondeductible 4% excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Portfolio may defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year. It is the Portfolio's policy to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax.

Income from Foreign Securities

         Dividends and interest received, and gains realized, by a Portfolio (other than the Limited-Term Bond Portfolio) may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (foreign taxes) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         Each Portfolio (other than Money Market Portfolio and Limited-Term Bond Portfolio) may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation that (with certain exceptions), in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to Federal income tax on a portion of any excess distribution received on the stock of a PFIC or of any gain on disposition of the stock (collectively PFIC income), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         If a Portfolio invests in a PFIC and elects to treat the PFIC as a qualified electing fund (QEF), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which probably would have to be distributed by the Portfolio to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed to the Portfolio by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         The Portfolio may elect to mark to market its stock in any PFIC. Marking-to-market, in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolio also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Portfolio for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Portfolio's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

         Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Portfolio actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as section 988 gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

Income from Options, Futures and Forward Currency Contracts and Foreign Currencies

         The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

         Any income a Portfolio earns from writing options is treated as short-term capital gains. If a Portfolio enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If an option written by a Portfolio lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Portfolio thus sells the securities subject to the option, the premium the Portfolio receives will be added to the exercise price to determine the gain or loss on the sale.

         Certain options, futures contracts and forward currency contracts in which a Portfolio may invest may be section 1256 contracts. Section 1256 contracts held by a Portfolio at the end of its taxable year, other than contracts subject to a mixed straddle election made by the Portfolio, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and other purposes. A Portfolio may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

         Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which a Portfolio may invest. That section defines a straddle as offsetting positions with respect to personal property; for these purposes, options, futures contracts and forward currency contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain wash sale rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and short sale rules applicable to straddles. If a Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to a Portfolio are not entirely clear.

         If a Portfolio has an appreciated financial position -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than straight debt) or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a constructive sale of the position, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by a Portfolio or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and a Portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is a Portfolio's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Zero Coupon and Payment-in-Kind Securities

         A Portfolio may acquire zero coupon or other securities issued with OID. As the holder of those securities, a Portfolio must include in its income the OID that accrues on the securities during the taxable year, even if the Portfolio receives no corresponding payment on the securities during the year. Similarly, the Portfolio must include in its gross income securities it receives as interest on payment-in-kind securities. Because each Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, in order to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, a Portfolio may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

FINANCIAL STATEMENTS

         The Financial Statements, including notes thereto, for the fiscal year ended December 31, 2004 are incorporated herein by reference. They are contained in the Portfolios' Annual Report to Shareholders, dated December 31, 2004, which is available upon request.

APPENDIX A

         The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the eligibility of securities for the Portfolios.

DESCRIPTION OF BOND RATINGS

         Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation;

3.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         A brief description of the applicable S&P rating symbols and their meanings follow:

         AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA also qualifies as high-quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as Investment Grade ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

         Moody's. A brief description of the applicable Moody's rating symbols and their meanings follows:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF PREFERRED STOCK RATINGS

         Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

         The preferred stock ratings are based on the following considerations:

1.

Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.	Nature of, and provisions of, the issue;

3.	Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

         A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

         BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

         C -- A preferred stock rated C is a non-paying issue.

         D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

         NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Moody's. Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Preferred stock rating symbols and their definitions are as follows:

         aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

         a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

         S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

DESCRIPTION OF NOTE RATINGS

         Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

         --Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

         --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.)

         The note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.

         Moody's. Moody's Short-Term Loan Ratings -- Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

         MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         Fitch Ratings-National Short-term Credit Ratings

         F1-Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch Ratings' national rating scale, this rating is assigned to the best credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the government. Where the credit risk is particularly strong, a + is added to the assigned rating.

         F2-Indicates a satisfactory capacity for timely payment of financial commitments relative other issuers in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

         F3-Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

         B-Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

         C-Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D-Indicates actual or imminent payment default.

         Notes to Short-term national rating:

         + or - may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to Short-term national ratings other than F1.

         Ratings Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as Positive, indicating a potential upgrade, Negative, for a potential downgrade, or Evolving, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

REGISTRATION STATEMENT

PART C

OTHER INFORMATION

23.	Exhibits:

	(a)	Articles of Incorporation, as amended, filed July 1, 1998 as EX-99.B1-charter to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A*

Articles of Amendment, dated May 13, 1998, filed July 1, 1998 as EX-99.B1-tkartsup to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A*

Articles Supplementary, dated May 25, 1999, filed by EDGAR on April 29, 2002 as EX-99.B(a)tmkartsup1 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A*

Articles Supplementary, dated July 19, 1999, filed by EDGAR on April 29, 2002 as EX-99.B(a)tmkartsup2 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A*

Articles Supplementary, dated August 21, 1998, filed by EDGAR on April 29, 2002 as EX-99.B(a)tmkartsup3 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A*

Articles Supplementary, dated February 18, 2000, filed by EDGAR on April 27, 2000 as EX-99.B(a)tgtsupp to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A*

Articles of Amendment, dated September 26, 2000, filed by EDGAR on March 1, 2001 as EX-99.B(a)tgtartamend1 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Articles of Amendment, dated November 15, 2000, filed by EDGAR on March 1, 2001 as EX-99.B(a)tgtartamend2 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Articles Supplementary, dated February 14, 2001, filed by EDGAR on March 1, 2001 as EX-99.B(a)tgtartsupp to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Articles of Amendment, dated August 22, 2001, filed by EDGAR on April 29, 2002 as EX-99.B(a)tgtartamend1 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A*

Articles of Amendment, dated November 14, 2001, filed by EDGAR on April 29, 2002 as EX-99.B(a)tgtartamend2 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A*

Articles of Amendment for Reallocation of Shares, dated November 13, 2002, filed by EDGAR on June 10, 2003 as EX-99.B(a)tgtartamend to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A*

Articles of Amendment for Reallocation of Shares, dated March 26, 2003, filed by EDGAR on June 10, 2003 as EX-99.B(a)tgtartamend2 to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A*

Articles Supplementary, dated May 22, 2003, filed by EDGAR on June 10, 2003 as Ex-99.B(a)tgtartsup to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A*

Articles Supplementary, dated September 19, 2003, filed by EDGAR on November 19, 2003 as Ex-99.B(a)tgtartsup2 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

Articles Supplementary, dated November 19, 2003, filed by EDGAR on November 19, 2003 as Ex-99.B(a)tgtartsup3 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

Articles Supplementary for Reallocation of Shares, dated February 18, 2004, filed by EDGAR on March 2, 2005 as Ex-99.B(a)tgtartsup4 to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A*

Articles of Amendment for name changes, dated November 23, 2004, filed by EDGAR on March 2, 2005 as Ex-99.B(a)tgtartamend3 to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A*

Articles Supplementary for Reallocation of Shares, dated February 4, 2005, filed by EDGAR on March 2, 2005 as Ex-99.B(a)tgtartsup5 to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A*

	(b)	Bylaws filed April 29, 1996 as EX-99.B2-tmkbylaw to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A*

Amendment to Bylaws, dated February 10, 1999, filed by EDGAR on March 1, 1999 as EX-99.B(b)-bylaw2 to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A*

Amendment to Bylaws, dated May 17, 2000, filed by EDGAR on March 1, 2001 as EX-99.B(b)tgtbylawamend1 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Amendment to Bylaws, dated August 16, 2000, filed by EDGAR on March 1, 2001 as EX-99.B(b)tgtbylawamend2 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Amendment to Bylaws, dated November 19, 2003, filed by EDGAR on November 19, 2003 as EX-99.B(b)tgtbylawamend3 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

	(c)	Articles Fifth and Seventh of the Articles of Incorporation, as amended, and Articles I and IV of the Bylaws, as amended, each define the rights of shareholders.

(d)

Investment Management Agreement, as amended and restated August 21, 2002, with Fee Schedule revised to reflect the addition of the Dividend Income Portfolio, filed by EDGAR on September 5, 2003 as EX-99.B(d)tgtima1 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A*

Exhibit A (Fee schedule) and Exhibit B to Investment Management Agreement as amended and restated August 21, 2002, filed by EDGAR on March 2, 2005 as EX-99.B(d)tgtima1exA to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A*. The Fee Schedule and Exhibit B have been amended effective November 10, 2004 to reflect the addition of Mid Cap Growth Portfolio.

Investment Management Agreement with respect to International II Portfolio, Micro Cap Portfolio and Small Cap Value Portfolio, filed by EDGAR on June 10, 2003 as EX-99.B(d)tgtima2 to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A*

Investment Management Agreement with respect to Mortgage Securities Portfolio and Real Estate Securities Portfolio, amended and restated as of November 10, 2004 to add Global Natural Resources Portfolio, filed by EDGAR on March 2, 2005 as EX-99.B(d)tgtima3amend to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A*

Subadvisory Agreement between Waddell & Reed Investment Management Company and Wall Street Associates, as amended and approved August 20, 2003, filed by EDGAR on September 19, 2003 as EX-99.B(d)tgtsubadv1r to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A*

Subadvisory Agreement between Waddell & Reed Investment Management Company and Templeton Investment Counsel, Inc., as amended and approved August 20, 2003, filed by EDGAR on September 19, 2003 as EX-99.B(d)tgtsubadv2r to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A*

Subadvisory Agreement between Waddell & Reed Investment Management Company and State Street Research & Management Company, as amended and approved August 20, 2003, filed by EDGAR on September 19, 2003 as EX-99.B(d)tgtsubadv3r to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A*

Subadvisory Agreement between Waddell & Reed Investment Management Company and Advantus Capital Management, Inc. filed by EDGAR on April 28, 2004 as EX-99.B(d)tgtsubadv4 to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A*

Subadvisory Agreement between Waddell & Reed Investment Management Company and Mackenzie Financial Corporation, filed by EDGAR on March 2, 2005 as EX-99.B(d)tgtsubadv5 to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A*

(e)

Distribution Contract between TMK/United Funds, Inc. and United Investors Life Insurance Company, dated April 4, 1997, filed by EDGAR on March 1, 2001 as EX-99.B(e)tmkdist to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Agreement Amending Distribution Contract, dated March 3, 1998, reflecting termination of the agreement as of December 31, 1998 filed by EDGAR on March 1, 2001 as EX-99.B(e)tmkterm1 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Agreement Amending Distribution Contract, effective December 31, 1998, to rescind the provision to terminate the agreement filed by EDGAR on March 1, 2001 as EX-99.B(e)amnddist to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Letter Agreement, dated July 8, 1999, filed by EDGAR on March 1, 2001 as EX-99.B(e)amendpua to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Limited Selling Agreement, dated May 16, 2001, filed by EDGAR on April 29, 2002 as EX-99.B(e)tgtuilicsel to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A*

Fund Participation Agreement with Nationwide Life Insurance Company, dated December 1, 2000, filed by EDGAR on March 1, 2001 as EX-99.B(e)tgtnwpart to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Fund Participation Agreement with Minnesota Life Insurance Company, dated September 19, 2003, filed by EDGAR September 19, 2003 as EX-99.B(e)tgtmlipart to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A*

Fund Participation Agreement with Minnesota Life Insurance Company, dated December 12, 2003, attached hereto as EX-99.B(e)tgtmlipart2

Fund Participation Agreement with Northstar Life Insurance Company, dated April 30, 2004, attached hereto as EX-99.B(e)tgtnstrpart

	(f)	Not applicable

(g)

Custodian Agreement for W&R Target Funds, Inc. on behalf of each of its Portfolios, filed by EDGAR on September 5, 2003 as EX-99.B(g)tgtca to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A*

Appendix B to the Custodian Agreement, amended to include Global Natural Resources Portfolio and Mid Cap Growth Portfolio, filed by EDGAR on March 2, 2005 as EX-99.B(g)tgtcaexb to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A*

Rule 17f-5 Delegation Agreement for W&R Target Funds, Inc. on behalf of each of its Portfolios, filed by EDGAR on March 2, 2005 as EX-99.B(g)mcgpcadel to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A*

(h)

Accounting Services Agreement, as amended and restated and effective July 1, 2003, filed by EDGAR on November 19, 2003as EX-99.B(h)tgtasa to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

Transfer Agency Agreement with Waddell & Reed Services Company, filed by EDGAR on November 19, 2003 as EX-99.B(h)tgtta to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

	(i)	Opinion and Consent of Counsel attached hereto as EX-99.B(i)tgtlegopn

	(j)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, attached hereto as EX-99.B(j)tgtconsnt

	(k)	Not applicable

	(l)	Agreement between United Investors Life Insurance Company and Income Portfolio filed April 21, 1992 as Exhibit No. 13 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

Agreement between United Investors Life Insurance Company and International Portfolio, Small Cap Portfolio, Balanced Portfolio and Limited-Term Bond Portfolio filed February 15, 1995 as EX-99.B13-tmkuil to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A*

Agreement between United Investors Life Insurance Company and Asset Strategy Portfolio filed October 3, 1995 as EX-99.B13-tmkuilasp to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A*

Agreement between United Investors Life Insurance Company and Science and Technology Portfolio filed October 31, 1996 as EX-B.13-tmkuilst to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A*

	(m)	Service Plan filed by EDGAR on March 1, 1999 as EX-99.B(m)-tmksp to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A*

Service Plan, as revised May 16, 2001, filed by EDGAR on April 29, 2002 as EX-99.B(m)tgtsp to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A*

	(n)	Not applicable

	(o)	Not applicable

	(p)	Code of Ethics, as amended November 17, 2004, filed by EDGAR on March 2, 2005 as EX-99.B(p)code to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A*

Code of Ethics pursuant to the Sarbanes-Oxley Act of 2002, filed by EDGAR on November 19, 2003 as EX-99.B(p)code-so to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

Code of Ethics for Advantus Capital Management, Inc. attached hereto as EX-99.B(p)(9)

Code of Ethics for BlackRock, Inc. attached hereto as EX-99.B(p)blackrockcode

Code of Ethics for Franklin Templeton Investments attached hereto as EX-99.B(p)(7)

Code of Ethics for Mackenzie Financial Corporation attached hereto as EX-99.B(p)mackenziecode

Code of Ethics for Wall Street Associates attached hereto as EX-99.B(p)wallstreetcode

24.	Persons Controlled by or under common control with Registrant
-------------------------------------------------------------

None

25.	Indemnification
---------------

Reference is made to Section 7 of Article SEVENTH of the Articles of Incorporation of Registrant, as amended, filed July 1, 1998 as EX-99.B1-charter to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A*, to Paragraph 7 of the Distribution Contract between TMK/United Funds, Inc. and United Investors Life Insurance Company, dated April 4, 1997, filed by EDGAR on March 1, 2001 as EX-99.B(e)tmkdist to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*, and to Paragraph 12 of the Fund Participation Agreement with Nationwide Life Insurance Company, dated December 1, 2000, filed by EDGAR on March 1, 2001 as EX-99.B(e)tgtnwpart to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*, each of which provides for indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers, employees and agents.

Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Bylaws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

26.	Business and Other Connections of Investment Manager
----------------------------------------------------

Waddell & Reed Investment Management Company (WRIMCO)is the investment manager of the Registrant. WRIMCO is not engaged in any business other than the provision of investment management services to those registered investment companies as described in Part A and Part B of this Post-Effective Amendment and to other investment advisory clients.

Each director and executive officer of WRIMCO or its predecessors, has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of WRIMCO or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant. The address of such officers is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

As to each director and officer of WRIMCO, reference is made to the Prospectus and SAI of this Registrant.

27.	Principal Underwriter and Distributor
-------------------------------------

	(a)	Waddell & Reed, Inc. is the Principal Underwriter and Distributor of the Registrant's shares. It is the principal underwriter to the following investment companies:

Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Fixed Income Funds, Inc.
Waddell & Reed Advisors Funds, Inc.
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Select Funds, Inc.
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.
Waddell & Reed InvestEd Portfolios, Inc.
Waddell & Reed Advisors Select Life
Waddell & Reed Advisors Survivorship Life
Waddell & Reed Advisors Select Annuity
Waddell & Reed Advisors Select Income Annuity
Waddell & Reed Advisors Select Plus Annuity
Waddell & Reed Advisors Select Reserve Annuity
Waddell & Reed Advisors Select Preferred Annuity

	(b)	The information contained in the underwriter's application on Form BD, as filed on April 18, 2005 SEC No. 8-27030 under the Securities Exchange Act of 1934, is herein incorporated by reference.

	(c)	No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

28.	Location of Accounts and Records
--------------------------------

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Ms. Kristen A. Richards and Mr. Theodore W. Howard, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

29.	Management Services
-------------------

There are no service contracts other than as discussed in Part A and B of this Post-Effective Amendment and as listed in response to Items 22(h) and 22(m) hereof.

30.	Undertakings
------------

Not applicable

---------------------------------
*Incorporated herein by reference

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That the undersigned, W&R TARGET FUNDS, INC. (hereinafter called the Corporation), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER, DANIEL C. SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date: August 20, 2003	/s/Henry J. Herrmann
--------------------------
Henry J. Herrmann, President

/s/Keith A. Tucker	Chairman of the Board	August 20, 2003
-------------------		---------------
Keith A. Tucker

/s/Henry J. Herrmann	President and Director	August 20, 2003
--------------------		---------------
Henry J. Herrmann

/s/Theodore W. Howard	Vice President, Treasurer,	August 20, 2003
--------------------	Principal Accounting	---------------
Theodore W. Howard	Officer and Principal
Financial Officer

/s/James M. Concannon	Director	August 20, 2003
--------------------		---------------
James M. Concannon

/s/John A. Dillingham	Director	August 20, 2003
--------------------		---------------
John A. Dillingham

/s/David P. Gardner	Director	August 20, 2003
-------------------		---------------
David P. Gardner

/s/Linda K. Graves	Director	August 20, 2003
--------------------		---------------
Linda K. Graves

/s/Joseph Harroz, Jr.	Director	August 20, 2003
--------------------		---------------
Joseph Harroz, Jr.

/s/John F. Hayes	Director	August 20, 2003
--------------------		---------------
John F. Hayes

/s/Glendon E. Johnson	Director	August 20, 2003
--------------------		---------------
Glendon E. Johnson

/s/Frank J. Ross, Jr.	Director	August 20, 2003
--------------------		---------------
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz	Director	August 20, 2003
--------------------		---------------
Eleanor B. Schwartz

/s/Frederick Vogel III	Director	August 20, 2003
--------------------		---------------
Frederick Vogel III

Attest:

/s/Kristen A. Richards
--------------------------------
Kristen A. Richards
Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Overland Park, and State of Kansas, on the 28th day of April, 2005.

W&R TARGET FUNDS, INC.
(Registrant)

By /s/ Henry J. Herrmann
Henry J. Herrmann, President

         Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title

/s/Keith A. Tucker*	Chairman of the Board
Keith A. Tucker

/s/Henry J. Herrmann	President and Director
Henry J. Herrmann

/s/Theodore W. Howard	Vice President, Treasurer, Principal Financial Officer
Theodore W. Howard	and Principal Accounting Officer

/s/James M. Concannon*	Director
James M. Concannon

/s/John A. Dillingham*	Director
John A. Dillingham

/s/David P. Gardner*	Director
David P. Gardner

/s/Linda K. Graves*	Director
Linda K. Graves

/s/Joseph Harroz, Jr.*	Director
Joseph Harroz, Jr.

/s/John F. Hayes*	Director
John F. Hayes

/s/Glendon E. Johnson*	Director
Glendon E. Johnson

/s/Frank J. Ross, Jr.*	Director
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz*	Director
Eleanor B. Schwartz

/s/Frederick Vogel III*	Director
Frederick Vogel III

*By /s/Kristen A. Richards
     Kristen A. Richards
     Attorney-in-Fact

ATTEST: /s/Megan E. Bray
     Megan E. Braay
     Assistant Secretary